Janus | Aspen Series
1998 Annual Report

     Janus Aspen Growth Portfolio
     Janus Aspen Aggressive Growth Portfolio
     Janus Aspen Capital Appreciation Portfolio
     Janus Aspen International Growth Portfolio
     Janus Aspen Worldwide Growth Portfolio
     Janus Aspen Balanced Portfolio
     Janus Aspen Equity Income Portfolio
     Janus Aspen Growth and Income Portfolio
     Janus Aspen Flexible Income Portfolio
     Janus Aspen High-Yield Portfolio
     Janus Aspen Money Market Portfolio

[LOGO]  JANUS

Table | of Contents

Janus Aspen Series
     Portfolio Managers' Commentaries and Schedules of Investments
          Growth Portfolio .....................................    14
          Aggressive Growth Portfolio ..........................    17
          Capital Appreciation Portfolio .......................    20
          International Growth Portfolio .......................    23
          Worldwide Growth Portfolio ...........................    28
          Balanced Portfolio ...................................    34
          Equity Income Portfolio ..............................    38
          Growth and Income Portfolio ..........................    41
          Flexible Income Portfolio ............................    45
          High-Yield Portfolio .................................    50
          Money Market Portfolio ...............................    54
     Statements of Operations ..................................    56
     Statements of Assets and Liabilities ......................    58
     Statements of Changes in Net Assets .......................    60
     Financial Highlights ......................................    63
     Notes to the Schedules of Investments .....................    72
     Notes to Financial Statements .............................    73
     Explanation of Charts, Tables
          and Financial Statements .............................    78
     Report of Independent Accountants .........................    81

                                                                   [LOGO]  JANUS

Janus | Aspen Growth Portfolio

[PHOTO]
James P. Craig
portfolio manager

For the fiscal year ended December 31, 1998, Janus Aspen Growth Portfolio outpaced the S&P 500 Index, returning 35.66% for its Institutional Shares and 34.99% for its Retirement Shares. By comparison, the index posted a gain of 28.74%.(1)

Low interest rates, benign inflation and steady corporate earnings helped the U.S. stock market get off to a strong start in 1998. However, in the third quarter, stocks dropped precipitously following an outbreak of economic turmoil that started in Japan and spread to Russia, Brazil and other emerging markets.

In the U.S., the Federal Reserve responded to this turbulence by making three consecutive interest rate cuts. This injected liquidity into the stock market, which bolstered consumer confidence and enabled the economy to power through recession fears. In fact, consumer confidence was so solid that even President Clinton's impeachment and other signs of political instability in the U.S. failed to shake the markets.

The economic situation also improved from a global perspective. Japan, which was considered "ground zero" economically speaking, began to take small but positive steps toward economic reform. Meanwhile, the outlook for Brazil brightened thanks to its financial bailout by the International Monetary Fund.

During the period, much of the optimism in the U.S. stock market was fueled by economic changes giving rise to new industries and dominant players. For example, an explosion in Internet growth helped drive selected technology stocks, including Cisco Systems and Microsoft. Cisco gained a remarkable 150% for the year, contributing substantially to the Portfolio's overall performance. Already the biggest hardware supplier to Internet and networking companies, this company is also making serious inroads in the area of voice-data transmission, a new market in which Cisco is quickly becoming the leader.

Despite the U.S. government's anti-trust case against Microsoft, it remains a leader in the software industry. We believe technology changes too quickly for Microsoft or any other technology company to establish a monopoly in this industry. Furthermore, we are impressed with the rapid pace at which Microsoft continues to develop and introduce new products; therefore, our outlook for this stock is positive.

Several of our cable positions also ended the period with extraordinary results, including Tele-Communications, Inc. (TCI), Time Warner, Inc. and Comcast Corp. After a flat first half, these stocks rallied on news of TCI's acquisition by AT&T. This merger further validates our theory that digital cable, telephony, high-speed Internet access and other new value-added services cable companies are currently rolling out could generate a free cash flow boom over the next few years.

Breakthroughs in drug therapies helped push several of our pharmaceutical stocks forward. Pfizer gained on news of a new arthritis drug known as Celebrex, which it will co-market with Monsanto, while Warner-Lambert benefited from optimism surrounding Lipitor, a cholesterol-lowering drug. Although we remain positive about these two companies' solid business fundamentals, rhetoric out of Washington about increasing drug prices has us keeping an especially close eye on this industry.

Selected financial services companies also contributed to our strong results. The increasing growth of Charles Schwab's online trading business leads us to believe it is the epitome of all good things for Internet consumers. Schwab also continues to flex its muscles in the banking business by providing unparalleled asset management services in terms of quality and price. These services enable customers to consolidate everything from banking to paying bills to investing, all through one account.

Unfortunately, not all of our financial services positions impressed us as much as Charles Schwab. Uncertain prospects in asset quality created by financial discord in Russia and Brazil resulted in significant deterioration and profitability at BankAmerica, UBS and Morgan Stanley Dean Witter and Co. Consequently, we liquidated these positions at a loss.

Another disappointment was Parametric Technology, a software developer in computer-aided design and manufacturing. Parametric's earnings suffered as a result of management losing sight of its core business during the introduction of a new product. Therefore, this position was also liquidated at a loss.

While I believe near-term economic growth in the U.S. will remain moderate, I anticipate slower earnings growth among large multinational companies. Going forward, the combination of a slowing global economy and low inflation should keep long-term interest rates low. In this environment, talented stock pickers thrive, and I am confident that in the coming year we'll continue to uncover several more dynamic earnings stories.

In closing, I'd like to thank you for investing in Janus Aspen Growth Portfolio and assure you of our dedication in pursuing strong results for 1999.

Portfolio Asset Mix                   December 31, 1998        December 31, 1997
--------------------------------------------------------------------------------
Equities                                     93.2%                    91.3%
  Foreign                                     4.9%                     9.4%
  Europe                                      3.6%                     9.4%
Top 10 Equities                              36.5%                    27.1%
Number of Stocks                                70                       80
Cash & Cash Equivalents                       6.8%                     8.7%
--------------------------------------------------------------------------------
(1) All returns include reinvested dividends.

2  Janus Aspen Series / December 31, 1998

Average Annual Total Return(1)
For the Periods Ended December 31, 1998
--------------------------------------------------------------------------------
Institutional Shares (Inception Date 9/13/93)
  1 Year                                                     35.66%
  5 Year                                                     21.41%
  From Inception                                             20.91%
--------------------------------------------------------------------------------
S&P 500 Index
  1 Year                                                     28.74%
  5 Year                                                     24.08%
  From Inception Date of Institutional Shares                23.06%
--------------------------------------------------------------------------------
Retirement Shares (Inception Date 5/1/97)
  1 Year                                                     34.99%
  5 Year (unaudited)                                         20.71%
  From Portfolio Inception (unaudited)                       20.01%
--------------------------------------------------------------------------------
Returns shown for Retirement Shares for periods prior to their inception are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Retirement Shares.

Note: Performance of the Retirement Shares is lower from the performance shown on this graph for the Institutional Shares, based upon the higher fees paid by shareholders investing in this class.

Performance Overview(1)

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Aspen Growth Portfolio - Institutional Shares and the S&P 500 Index. Janus Aspen Growth Portfolio - Institutional Shares is represented by a shaded area of blue. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, September 13, 1993, through December 31, 1998. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Aspen Growth Portfolio - Institutional Shares ($27,315) as compared to the S&P 500 Index ($29,978).

Average Annual Total Return
for the periods ended December 31, 1998
One Year, 35.66%
Five Year, 21.41%
Since 9/13/93,* 20.91%

Janus Aspen Growth Portfolio
- Institutional Shares - $27,315

S&P 500 Index - $29,978

*The Portfolio's inception date.
Source - Lipper Analytical Services, Inc. 1998.

(1) All returns reflect reinvested dividends. The Portfolio's securities may differ significantly from the securities in the Index. Index returns do not include taxes or dividends and interest payments or operating expenses necessary to maintain a portfolio consisting of the same securities that are in the Index. These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The adviser voluntarily waives a portion of the Portfolio's expenses. Without such waiver, the Portfolio's total returns for each class would have been lower. Past performance does not guarantee future results.

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Common Stock - 93.2%
Advertising Sales - 0.4%
     138,040       Outdoor Systems, Inc.* .................     $      4,141,200

Agricultural Biotechnology - 0.4%
      96,970       Monsanto Co. ...........................            4,606,075

Automotive - Truck Parts and Equipment - 1.4%
     253,275       Federal-Mogul Corp. ....................           15,069,862

Broadcast Services and Programming - 1.0%
     231,400       Tele-Communications Liberty Media
                   Group, Inc. - Class A* .................           10,658,862

Cable Television - 10.0%
     251,640       Adelphia Communications Corp. - Class A*           11,512,530
     686,325       Comcast Corp. - Special Class A ........           40,278,698
     359,990       Cox Communications, Inc. - Class A* ....           24,884,309
     464,040       MediaOne Group, Inc.* ..................           21,809,880
     208,660       Tele-Communications, Inc. - Class A* ...           11,541,506

                                                                     110,026,923

Chemicals - Diversified - 0.2%
      80,630       Solutia, Inc. ..........................            1,804,096

Chemicals - Specialty - 0.2%
     104,610       Cytec Industries, Inc.* ................            2,222,963

Circuits - 4.4%
     290,700       Linear Technology Corp. ................           26,035,819
     516,700       Maxim Integrated Products, Inc.* .......           22,573,331

                                                                      48,609,150

Commercial Banks - 1.6%
      79,045       Firstar Corp. ..........................     $      7,370,946
      19,475       M & T Bank Corp. .......................           10,106,308

                                                                      17,477,254

Computer Software - 6.2%
     396,850       Microsoft Corp.* .......................           55,038,134
      50,000       Oracle Corp.* ..........................            2,156,250
     240,000       Wind River Systems, Inc.* ..............           11,280,000

                                                                      68,474,384

Computers - Integrated Systems - 1.0%
     364,235       Cadence Design Systems, Inc.* ..........           10,835,991

Computers - Memory Devices - 2.5%
     266,225       EMC Corp.* .............................           22,629,125
      81,670       VERITAS Software Corp.* ................            4,895,096

                                                                      27,524,221

Computers - Micro - 4.7%
     125,000       Dell Computer Corp.* ...................            9,148,438
     126,210       IBM Corp. ..............................           23,317,298
     226,090       Sun Microsystems, Inc.* ................           19,358,956

                                                                      51,824,692

Cruise Lines - 0.7%
     154,050       Carnival Corp. .........................            7,394,400

Data Processing and Management - 0.7%
     100,000       Automatic Data Processing, Inc. ........            8,018,750

Diversified Operations - 4.7%
     111,100       General Electric Co. ...................           11,339,144
     544,959       Tyco International, Ltd. ...............           41,110,345

                                                                      52,449,489

See Notes to Schedules of Investments.

                                       Janus Aspen Series / December 31, 1998  3

Janus | Aspen Growth Portfolio

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Drug Delivery Systems - 0.7%
     142,365       ALZA Corp.* ............................     $      7,438,571

Electronic Components - Semiconductors - 1.6%
     199,950       Texas Instruments, Inc. ................           17,108,222

Electronic Safety Devices - 0.4%
     141,350       Pittway Corp. - Class A ................            4,673,384

Finance - Credit Card - 0.7%
      80,000       American Express Co. ...................            8,180,000

Finance - Investment Bankers/Brokers - 2.8%
     543,805       Charles Schwab Corp. ...................           30,555,043

Finance - Mortgage Loan Banker - 1.2%
      64,250       Fannie Mae .............................            4,754,500
     129,975       Freddie Mac ............................            8,375,264

                                                                      13,129,764

Finance - Other Services - 1.3%
     200,000       Newcourt Credit Group, Inc. ............            6,966,409
     204,709       Newcourt Credit Group, Inc. ............
                     - New York Shares ....................            7,152,021

                                                                      14,118,430

Food - Wholesale - 0.4%
      98,725       U.S. Foodservice* ......................            4,837,525

Human Resources - 0.9%
     223,320       Robert Half International, Inc.* .......            9,979,613

Instruments - Scientific - 0.9%
     268,450       Dionex Corp.* ..........................            9,831,981

Internet Software - 1.7%
     130,000       America Online, Inc.* ..................           18,817,500

Medical - Drugs - 7.5%
      64,810       Merck & Co., Inc. ......................            9,571,627
     296,935       Pfizer, Inc. ...........................           37,246,784
     164,000       Pharmacia & Upjohn, Inc. ...............            9,286,500
     214,350       Schering-Plough Corp. ..................           11,842,838
     204,600       Warner-Lambert Co. .....................           15,383,363

                                                                      83,331,112

Medical - Wholesale Drug Distributors - 1.3%
     175,745       McKesson Corp. .........................           13,894,839

Medical Information Systems - 1.4%
     549,000       HBO & Co. ..............................           15,749,437

Medical Instruments - 0.6%
      90,000       Medtronic, Inc. ........................            6,682,500

Money Center Banks - 3.0%
     827,190       Bank of New York Co., Inc. .............           33,294,397

Multimedia - 6.2%
     289,530       Meredith Corp. .........................           10,965,949
     931,946       Time Warner, Inc. ......................           57,838,899

                                                                      68,804,848

Networking Products - 5.0%
     592,337       Cisco Systems, Inc.* ...................           54,976,278

Pharmacy Services - 0.4%
     139,890       Omnicare, Inc. .........................            4,861,177

Property and Casualty Insurance - 0.5%
      34,440       Progressive Corp. ......................            5,833,275

Publishing - Periodicals - 2.4%
     125,221       Wolters Kluwer N.V .....................           26,810,175

Radio - 3.2%
     244,010       Chancellor Media Corp.* ................     $     11,681,979
     238,565       Clear Channel Communications, Inc.* ....           13,001,792
     386,770       Infinity Broadcasting Corp. - Class A* .           10,587,829

                                                                      35,271,600

Retail - Building Products - 0.5%
      89,855       Home Depot, Inc. .......................            5,498,003

Retail - Discount - 2.6%
     301,865       Costco Companies, Inc.* ................           21,790,880
      92,010       Wal-Mart Stores, Inc. ..................            7,493,064

                                                                      29,283,944

Retail - Office Supplies - 0.8%
     200,000       Staples, Inc.* .........................            8,737,500

Retail - Regional Department Stores - 0.6%
     108,520       Fred Meyer, Inc.* ......................            6,538,330

Super-Regional Banks - 0.8%
     107,805       Northern Trust Corp. ...................            9,412,724

Telecommunication Equipment - 1.2%
     105,890       Nokia Oyj (ADR) - Class A ..............           12,753,127

Telecommunication Services - 0.2%
     125,000       Hyperion Telecommunications, Inc.
                     - Class A* ...........................            1,890,625

Telephone - Long Distance - 1.6%
     242,860       MCI WorldCom, Inc.* ....................           17,425,205

Television - 0.7%
     226,450       Univision Communications, Inc. - Class A*           8,194,659
--------------------------------------------------------------------------------
Total Common Stock (cost $707,733,191) ....................        1,029,052,100
--------------------------------------------------------------------------------
Preferred Stock - 0%
Computer Software - 0%
         236       SAP A.G. (cost $108,534) ...............              112,678
--------------------------------------------------------------------------------
U.S. Government Agencies - 6.6%
                   Freddie Mac:
$ 47,700,000         4.70%, 1/4/99 ........................           47,681,318
  25,000,000         4.80%, 1/8/99 ........................           24,975,208
--------------------------------------------------------------------------------
Total U.S. Government Agencies (amortized cost $72,656,526)           72,656,526
--------------------------------------------------------------------------------
Total Investments (total cost $780,498,251) - 99.8% .......        1,101,821,304
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0 2%          1,745,423
--------------------------------------------------------------------------------
Net Assets - 100% .........................................     $  1,103,566,727
--------------------------------------------------------------------------------

Summary of Investments by Country, December 31, 1998

Country                       % of Investment Securities          Market Value
--------------------------------------------------------------------------------
Canada                                     1.3%                 $     14,118,430
Finland                                    1.2%                       12,753,127
Germany                                     --                           112,678
Netherlands                                2.4%                       26,810,175
United States++                           95.1%                    1,048,026,894
--------------------------------------------------------------------------------
Total                                    100.0%                   $1,101,821,304

++Includes Short-Term Securities (88.5% excluding Short-Term Securities)

See Notes to Schedules of Investments.

4  Janus Aspen Series / December 31, 1998

                                       Janus | Aspen Aggressive Growth Portfolio

[PHOTO]
James P. Goff
portfolio manager

Janus Aspen Aggressive Growth Portfolio posted solid gains during the fiscal year ended December 31, 1998, returning 34.26% for its Institutional Shares and 33.58% for its Retirement Shares. In comparison, the S&P MidCap 400 Index rose 18.25%.(1)

After a strong first half, the global economy slowed in the third quarter as the "Asian Contagion" spread to other parts of the world. The Federal Reserve responded to this negative turn of events by making three interest rate cuts in quick succession, which helped boost investor confidence in the U.S. and jump start our economy.

While most investors were pleasantly surprised that Asia's shock waves weren't as severe as first thought, the slowdown caused many large multinational companies to experience earnings disappointments. Larger technology companies, however, gained considerable momentum near year-end, as more and more people embraced the innovation these companies continue to introduce. Consequently, technology businesses played an instrumental role in pushing U.S. markets forward.

A standout among our technology companies was Vitesse Semiconductor, which contributed significant gains to the Portfolio. Our confidence in Vitesse prompted us to add to this position during October's brief sell-off, which was caused by recession fears. The stock has since rebounded and, at the end of the period, was trading above its previous highs. Going forward, we believe rapid growth within the telecommunications and data communications industries will drive demand for this company's products steadily higher.

While our position in America Online (AOL) also aided the Portfolio's performance, our underweighting in this stock relative to our index placed us at a disadvantage. We purchased AOL when it was a mid-cap company; however, near year-end its market capitalization topped out at more than $62 billion. As such, it was the largest company in the S&P MidCap 400 Index and accounted for 7.1% of the Index's 18.25% gain for the year. AOL has since been bumped up to the S&P 500 Index.

The Portfolio's positive results can also be attributed to several of our life sciences positions, including MedImmune, Sepracor and Sofamor Danek Group. MedImmune, which develops products for the treatment of infectious diseases, gained from strong sales of its existing drugs, as well as optimism surrounding four new drugs currently in clinical trials. Sepracor's solid returns were linked to lucrative agreements it signed with several big drug companies, including one with Eli Lilly for Prozac. By patenting the single-isomer versions of many blockbuster drugs, Sepracor has attracted great interest from large pharmaceutical companies wanting to license these drugs, which boast reduced side effects and longer-lasting patents. And long-time holding Sofamor Danek, a successful maker of spinal implants, rose on news of its acquisition by Medtronic.

Our interest in Internet-related businesses heightened in tandem with Internet traffic growth during the period. As a result, we established positions in companies we believe are driving progress in this business, including Exodus Communications, Lycos, and Amazon.com. While all of these stocks posted solid gains, we are especially excited about Amazon.com. This company epitomizes shopping on the Web. It's currently planning to expand its successful book, music and video business to include a one-stop-shopping service that will enable people to buy products from as many as 300 companies. We believe royalties from these sales could possibly double Amazon.com's earnings potential three years out.

One reason for our substantial outperformance in 1998 was a lack of disasters. We managed to avoid most of the bigger disappointments and maintained a portfolio of companies growing at 30% on average. Our losers suffered primarily from negative perceptions but continue to thrive fundamentally. For example, our position in HealthCare Financial Partners joined other financial-related stocks in a decline fueled by fears surrounding global economic breakdowns. However, we remain impressed with this company's solid business fundamentals and have increased our position.

Our holding in Apollo Group also faltered because of concerns arising from a routine Department of Education (DOE) review. We found these results to be inaccurate based on the fact that Apollo's universities are relatively less traditional (they cater to working adults) than most other institutions reviewed by the DOE. Our confidence in this company is further boosted by its increasing enrollment and revenue figures. Consequently, we also added to this position.

In the near term, we believe a slowing world economy will lead to further lackluster corporate earnings growth. Nonetheless, we adamantly believe we can continue to uncover compelling growth stories irrespective of macroeconomic trends. Our hope is that as earnings growth scarcity continues, a premium for growth will be placed on our companies, leading to further gains.

Thank you for your investment in Janus Aspen Aggressive Growth Portfolio.

Portfolio Asset Mix                  December 31, 1998         December 31, 1997
--------------------------------------------------------------------------------
Equities                                     95.6%                    97.0%
  Foreign                                     9.7%                    13.6%
Number of Stocks                                50                       68
Top 10 Equities                              47.4%                    41.5%
Cash & Cash Equivalents                       4.4%                     3.0%
--------------------------------------------------------------------------------
(1) All returns include reinvested dividends.

                                       Janus Aspen Series / December 31, 1998  5

Average Annual Total Return(1)
For the Periods Ended December 31, 1998
--------------------------------------------------------------------------------
Institutional Shares (Inception Date 9/13/93)
  1 Year                                                     34.26%
  5 Year                                                     19.35%
  From Inception                                             21.96%
--------------------------------------------------------------------------------
S&P MidCap 400 Index
  1 Year                                                     18.25%
  5 Year                                                     18.67%
  From Inception Date of Institutional Shares                18.06%
--------------------------------------------------------------------------------
Retirement Shares (Inception Date 5/1/97)
  1 Year                                                     33.58%
  5 Year (unaudited)                                         17.05%
  From Portfolio Inception (unaudited)                       21.14%
--------------------------------------------------------------------------------
Returns shown for Retirement Shares for periods prior to their inception are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Retirement Shares.

Note: Performance of the Retirement Shares is lower from the performance shown on this graph for the Institutional Shares, based upon the higher fees paid by shareholders investing in this class.

Performance Overview(1)

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Aspen Aggressive Growth Portfolio - Institutional Shares and the S&P MidCap 400 Index. Janus Aspen Aggressive Growth Portfolio - Institutional Shares is represented by a shaded area of blue. The S&P MidCap 400 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, September 13, 1993, through December 31, 1998. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Aspen Aggressive Growth Portfolio - Institutional Shares ($28,587) as compared to the S&P MidCap 400 Index ($24,072).

Average Annual Total Return
for the periods ended December 31, 1998
One Year, 34.26%
Five Year, 19.35%
Since 9/13/93,* 21.96%

Janus Aspen Aggressive Growth Portfolio
- Institutional Shares - $28,587

S&P MidCap 400 Index - $24,072

*The Portfolio's inception date.
Source - Lipper Analytical Services, Inc. 1998.

(1) All returns reflect reinvested dividends. The Portfolio's securities may differ significantly from the securities in the Index. Index returns do not include taxes or dividends and interest payments or operating expenses necessary to maintain a portfolio consisting of the same securities that are in the Index. These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The adviser voluntarily waives a portion of the Portfolio's expenses. Without such waiver, the Portfolio's total returns for each class would have been lower. Past performance does not guarantee future results.

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Common Stock - 95.6%
Advertising Sales - 1.6%
     421,884       Outdoor Systems, Inc.* .................     $     12,656,520

Advertising Services - 1.6%
     323,425       HA-LO Industries, Inc.* ................           12,168,866

Aerospace and Defense - 1.0%
     176,825       Orbital Sciences Corp.* ................            7,824,506

Airlines - 1.8%
     362,098       Ryanair Holdings PLC (ADR)* ............           13,669,199

Audio and Video Products - 0.4%
      60,090       Gemstar International Group, Ltd.* .....            3,440,152

Cable Television - 1.8%
     193,125       Adelphia Communications Corp. - Class A*            8,835,469
     138,825       TCA Cable TV, Inc. .....................            4,954,317

                                                                      13,789,786

Cellular Telecommunications - 2.9%
     590,820       Crown Castle International Corp.* ......           13,884,270
     221,050       WinStar Communications, Inc.* ..........            8,620,950

                                                                      22,505,220

Circuits - 7.0%
   1,180,590       Vitesse Semiconductor Corp.* ...........           53,864,419

Commercial Banks - 3.4%
     209,950       Firstar Corp. ..........................           19,577,838
      85,180       U.S. Trust Corp. .......................            6,473,680

                                                                      26,051,518

Commercial Services - 3.9%
     581,323       Paychex, Inc. ..........................     $     29,901,802

Computers - Integrated Systems - 0.6%
      65,167       Equant N.V. - New York Shares* .........            4,419,137

Computers - Memory Devices - 4.1%
     534,745       VERITAS Software Corp.* ................           32,051,278

Finance - Investment Bankers/Brokers - 1.8%
     243,780       Charles Schwab Corp. ...................           13,697,389

Finance - Other Services - 2.0%
     381,591       HealthCare Financial Partners, Inc.* ...           15,215,941

Human Resources - 1.5%
     814,892       Capita Group PLC** .....................            7,511,223
      96,400       Robert Half International, Inc.* .......            4,307,875

                                                                      11,819,098

Internet Content - 0.9%
      51,290       Broadcast.com, Inc.* ...................            3,923,685
      91,035       InfoSpace.com, Inc.* ...................            3,470,709

                                                                       7,394,394

Internet Software - 2.6%
      90,840       America Online, Inc.* ..................           13,149,090
      68,690       Exodus Communications, Inc.* ...........            4,413,333
      53,130       Lycos, Inc.* ...........................            2,952,036

                                                                      20,514,459

Lasers - Systems and Components - 1.1%
     117,655       Uniphase Corp.* ........................            8,162,316

See Notes to Schedules of Investments.

6  Janus Aspen Series / December 31, 1998

                                       Janus | Aspen Aggressive Growth Portfolio

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Medical - Drugs - 5.9%
     235,270       MedImmune, Inc.* .......................     $     23,394,661
     249,775       Sepracor, Inc.* ........................           22,011,422

                                                                      45,406,083

Medical - Generic Drugs - 0.9%
     104,915       Watson Pharmaceuticals, Inc.* ..........            6,596,531

Medical Instruments - 1.2%
      74,990       Sofamor Danek Group, Inc.* .............            9,130,033

Networking Products - 2.0%
     169,560       Cisco Systems, Inc.* ...................           15,737,288

Pharmacy Services - 3.0%
     674,555       Omnicare, Inc. .........................           23,440,786

Radio - 13.0%
     317,050       Chancellor Media Corp.* ................           15,178,769
     333,925       Clear Channel Communications, Inc.* ....           18,198,912
     724,030       Heftel Broadcasting Corp. - Class A* ...           35,658,477
     490,915       Jacor Communications, Inc.* ............           31,602,653

                                                                     100,638,811

Resorts and Theme Parks - 0.9%
     232,365       Premier Parks, Inc. ....................            7,029,041

Retail - Drug Store - 1.8%
     259,870       CVS Corp. ..............................           14,292,850

Retail - Internet - 1.9%
      44,795       Amazon.com, Inc.* ......................           14,390,394

Retail - Pubs - 1.6%
   4,110,285       J.D. Wetherspoon PLC** .................           12,241,252

Retail - Restaurants - 3.8%
   2,207,716       PizzaExpress PLC** .....................           29,459,029

Schools - 13.4%
   2,494,771       Apollo Group, Inc. - Class A* ..........           84,510,368
     557,885       ITT Educational Services, Inc.* ........           18,968,090

                                                                     103,478,458

Telecommunication Services - 4.4%
      35,755       Global Crossing, Ltd.* .................            1,613,444
     210,305       Level 3 Communications, Inc.* ..........            9,069,403
      18,135       MetroNet Communications Corp.* .........              607,523
     313,430       Qwest Communications International, Inc.*          15,671,500
     251,490       RSL Communications, Ltd.* ..............            7,418,955

                                                                      34,380,825

Telephone - Integrated - 0%
         360       NEXTLINK Communications, Inc.* .........               10,215

Television - 1.0%
     209,288       Univision Communications, Inc. - Class A*           7,573,609

Wireless Equipment - 0.8%
     205,875       American Tower Corp. - Class A .........            6,086,180
--------------------------------------------------------------------------------
Total Common Stock (cost $491,820,724) ....................          739,037,385
--------------------------------------------------------------------------------
U.S. Government Agency - 3.0%
                   Freddie Mac
$ 23,100,000         4.70%, 1/4/99
                     (amortized cost $23,090,952) .........     $     23,090,952
--------------------------------------------------------------------------------
Total Investments (total cost $514,911,676) - 98.6% .......          762,128,337
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 1 4%         10,831,809
--------------------------------------------------------------------------------
Net Assets - 100% .........................................     $    772,960,146
--------------------------------------------------------------------------------

Summary of Investments by Country, December 31, 1998

Country                       % of Investment Securities          Market Value
--------------------------------------------------------------------------------
Bermuda                                    1.0%                 $      7,418,955
Ireland                                    1.8%                       13,669,199
Netherlands                                0.6%                        4,419,137
United Kingdom                             6.4%                       49,211,504
United States++                           90.2%                      687,409,542
--------------------------------------------------------------------------------
Total                                    100.0%                 $    762,128,337

++Includes Short-Term Securities (87.2% excluding Short-Term Securities)

Forward Currency Contracts, Open at December 31, 1998

Currency Sold and                  Currency            Currency     Unrealized
Settlement Date                  Units Sold     Value in $ U.S.    Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 4/7/99             13,080,000         $21,605,544       $374,574
British Pound 5/13/99             1,015,000           1,675,968          2,842
--------------------------------------------------------------------------------
Total                                               $23,281,512       $377,416

See Notes to Schedules of Investments.

                                       Janus Aspen Series / December 31, 1998  7

Janus | Aspen Capital Appreciation Portfolio

[PHOTO]
Scott W. Schoelzel
portfolio manager

I'd like to thank all of you for your continued commitment and confidence during what was a tremendous year for Janus Aspen Capital Appreciation Portfolio. For the 12-month period ended December 31, 1998, the Portfolio's Institutional Shares gained 58.11% and its Retirement Shares gained 57.37%. This compares with the 28.74% return posted by the S&P 500 Index.(1)

One principle of the Portfolio is to invest in companies that provide more and more of the goods and services you and I use in our everyday lives. These companies span a wide range of industries, representing what we believe to be the most dynamic growth areas of the market. Particularly astonishing has been the pace of innovation and development within the telecommunications, technology, pharmaceutical, financial services, retailing and media businesses. Rapid progress in these areas often makes it a challenge to keep up. So the job our research analysts have done in identifying and analyzing the opportunities responsible for the Portfolio's strong results has been nothing short of extraordinary.

That said, we experienced powerful moves by a number of our technology stocks. Most of our gains were fueled by Internet growth, which I believe will be the single most influential phenomenon affecting our lives over the next 10 years. The Internet has no road maps. It's virgin territory. And it continues to impact how we work, learn and entertain ourselves in ways we'd never imagined.

Three Internet-related stocks posting outstanding results during the period were Dell Computer, returning 248%, Microsoft, gaining 115%, and America Online
(AOL), moving up 586%. As the Portfolio's largest position, AOL was our biggest winner. AOL is already signing up an average of one million new subscribers a month, and we believe this company is taking strategic steps that will lead to even more growth. For example, its planned acquisition of Netscape Communications and joint venture with Sun Microsystems could help build and direct more Internet traffic its way, particularly among business users.

Life sciences is another area in which we continue to see a proliferation of opportunities. Our positions in Pfizer, Warner-Lambert and Eli Lilly benefited from the increased acceptance of a number of recently launched drugs, all of which have proven successful in treating everything from elevated cholesterol levels to osteoporosis. Going forward, we expect the pipeline of "blockbuster" drugs to accelerate throughout this broad industry.

Telecommunications continues to offer great potential as well. Gains from our relatively new position in Nokia, a leader in the cellular phone equipment industry, were driven by the increasing use of cellular phones both in the U.S. and around the world. There are currently about 250 million subscribers worldwide, and we expect an increase to more than 600 million in the next couple of years. We believe Nokia is well positioned to maintain its leadership.

Despite the Portfolio's noteworthy gains, there were stocks that fell short of our expectations. Our financial services holdings, once thought to be some of the more stable and predictable in the Portfolio, proved to be some of the most volatile. The Asian economic crisis, Russian debt fiasco, hedge fund meltdowns and assimilation difficulties with some of the higher-profile banking mergers all contributed to our loss of confidence. Consequently, we chose to liquidate our positions in Citigroup, BankAmerica and American Express but will continue to monitor future developments.

Looking ahead, I believe the volatility we saw during the second half of the period - motivated largely by the speed and sheer volume by which information is now being disseminated - is only a precursor to future market actions. Nonetheless, I remain very bullish on the longer-term prospects for financial assets, particularly growth stocks. I would, however, urge you to maintain realistic expectations going forward. The average return on stocks over the past 30 years is around 11%, not 40%. (And, yes, some years even produce losses!)

Finally, because I'm just like you - investing for my kids' education, retirement and such - my money management style is probably a lot like yours. Therefore, rest assured that the next time the market swoons, I know firsthand what you're going through, and I'm working hard to navigate the uncertainties of the marketplace with your best interests in mind.

Thank you for your continued investment in Janus Aspen Capital Appreciation Portfolio.

Portfolio Asset Mix                  December 31, 1998         December 31, 1997
--------------------------------------------------------------------------------
Equities                                     89.7%                    81.0%
  Foreign                                     5.9%                     7.2%
  Europe                                      5.9%                     7.2%
Top 10 Equities                              57.5%                    42.4%
Number of Stocks                                23                       33
Cash & Cash Equivalents                      10.3%                    19.0%
--------------------------------------------------------------------------------
(1) All returns include reinvested dividends.

8  Janus Aspen Series / December 31, 1998

Average Annual Total Return(1)
For the Periods Ended December 31, 1998
--------------------------------------------------------------------------------
Institutional Shares (Inception Date 5/1/97)
  1 Year                                                     58.11%
  From Inception                                             51.65%
--------------------------------------------------------------------------------
S&P 500 Index
  1 Year                                                     28.74%
  From Inception Date of Institutional Shares                31.38%
--------------------------------------------------------------------------------
Retirement Shares (Inception Date 5/1/97)
  1 Year                                                     57.37%
  From Inception                                             50.93%
--------------------------------------------------------------------------------
Note: Performance of the Retirement Shares is lower from the performance shown on this graph for the Institutional Shares, based upon the higher fees paid by shareholders investing in this class.

Performance Overview(1)

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Aspen Capital Appreciation Portfolio - Institutional Shares and the S&P 500 Index. Janus Aspen Capital Appreciation Portfolio - Institutional Shares is represented by a shaded area of blue. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x"
axis reflects the computation periods from inception, May 1, 1997, through December 31, 1998. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Aspen Capital Appreciation Portfolio - Institutional Shares ($20,017) as compared to the S&P 500 Index ($15,778).

Average Annual Total Return
for the periods ended December 31, 1998
One Year, 58.11%
Since 5/1/97,* 51.65%

Janus Aspen Capital Appreciation Portfolio
- Institutional Shares - $20,017

S&P 500 Index - $15,778

*The Portfolio's inception date.
Source - Lipper Analytical Services, Inc. 1998.

(1) All returns reflect reinvested dividends. The Portfolio's securities may differ significantly from the securities in the Index. Index returns do not include taxes or dividends and interest payments or operating expenses necessary to maintain a portfolio consisting of the same securities that are in the Index. These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The adviser voluntarily waives a portion of the Portfolio's expenses. Without such waiver, the Portfolio's total returns for each class would have been lower. Past performance does not guarantee future results.

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Common Stock - 89.7%
Applications Software - 0.6%
       6,340       Intuit, Inc.* ..........................     $        459,650

Cable Television - 3.1%
      42,150       Tele-Communications, Inc. - Class A* ...            2,331,422

Computer Software - 5.4%
      29,090       Microsoft Corp.* .......................            4,034,419

Computers - Memory Devices - 3.2%
      27,855       EMC Corp.* .............................            2,367,675

Computers - Micro - 3.5%
      35,121       Dell Computer Corp.* ...................            2,570,418

Diversified Operations - 0.5%
       3,935       General Electric Co. ...................              401,616

Electronic Components - 3.6%
      29,030       Solectron Corp.* .......................            2,697,976

Electronic Components - Semiconductor - 4.2%
      36,685       Texas Instruments, Inc. ................            3,138,860

Internet Content - 4.5%
      33,965       At Home Corp. - Class A* ...............            2,521,901
       6,485       Inktomi Corp.* .........................              838,997

                                                                       3,360,898

Internet Software - 12.8%
      65,665       America Online, Inc.* ..................            9,505,009

Medical - Drugs - 7.5%
      24,735       Eli Lilly and Co. ......................     $      2,198,323
      20,769       Pfizer, Inc. ...........................            2,605,211
       9,669       Warner-Lambert Co. .....................              726,988

                                                                       5,530,522

Medical Information Systems - 4.2%
      40,785       IMS Health, Inc. .......................            3,076,718

Multimedia - 8.8%
     104,610       Time Warner, Inc. ......................            6,492,358

Networking Products - 4.7%
      37,272       Cisco Systems, Inc.* ...................            3,459,308

Retail - Building Products - 3.4%
      40,595       Home Depot, Inc. .......................            2,483,907

Retail - Discount - 6.8%
      29,605       Costco Companies, Inc.* ................            2,137,111
      35,755       Wal-Mart Stores, Inc. ..................            2,911,798

                                                                       5,048,909

Telecommunication Equipment - 8.9%
      20,305       Lucent Technologies, Inc. ..............            2,233,550
      36,275       Nokia Oyj (ADR) - Class A ..............            4,368,870

                                                                       6,602,420

Telephone - Long Distance - 4.0%
      41,335       MCI WorldCom, Inc.* ....................            2,965,786
--------------------------------------------------------------------------------
Total Common Stock (cost $46,355,348) .....................           66,527,871
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

                                       Janus Aspen Series / December 31, 1998  9

Janus | Aspen Capital Appreciation Portfolio

Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
U.S. Government Agency - 8.2%
                   Freddie Mac
$  6,100,000         4.70%, 1/4/99
                     (amortized cost $6,097,611) ..........     $      6,097,611
--------------------------------------------------------------------------------
Total Investments (total cost $52,452,959) - 97.9% ........           72,625,482
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 2 1%          1,581,739
--------------------------------------------------------------------------------
Net Assets - 100% .........................................     $     74,207,221
--------------------------------------------------------------------------------

Summary of Investments by Country, December 31, 1998

Country                       % of Investment Securities          Market Value
--------------------------------------------------------------------------------
Finland                                    6.0%                 $      4,368,870
United States++                           94.0%                       68,256,612
--------------------------------------------------------------------------------
Total                                    100.0%                 $     72,625,482

++Includes Short-Term Securities (85.6% excluding Short-Term Securities)

See Notes to Schedules of Investments.

10  Janus Aspen Series / December 31, 1998

Janus | Aspen International Growth Portfolio

[PHOTO]
Helen Young Hayes
portfolio manager

[PHOTO]
Laurence Chang
portfolio manager

For the fiscal year ended December 31, 1998, Janus Aspen International Growth Portfolio returned 17.23% for the Institutional Shares and 16.86% for the Retirement Shares. These gains trailed the Morgan Stanley Capital International EAFE Index's return of 20%.(1)

When the period began, low interest rates and strong corporate earnings, particularly in the U.S. and Western Europe, enabled international stock markets to move steadily higher. Although the Japanese and Asian markets were much weaker in comparison, their weakness helped keep commodity prices in check, which in turn created a more favorable inflationary environment with lower interest rates. However, in July, the Russian currency devaluation and subsequent debt crisis caused international stock markets to begin to capsize. Also contributing to this volatility were political and economic uncertainties in Japan, Germany and the U.S.

In the U.S., the Federal Reserve reacted to these negative events by making three consecutive interest rate cuts. Several other countries soon followed suit, and by year-end rates had been cut in 60 countries around the world. This effectively bolstered investor sentiment and stabilized equity markets worldwide. Global economic growth therefore continued, albeit at a somewhat slower pace.

Despite strong performance for the first eight months of the year, we were disappointed that we did not keep pace with our benchmark, the Morgan Stanley EAFE Index, for the 12-month period. This was partly due to our weighting in European stocks. European markets were significantly impacted during the third quarter's dramatic sell-off and still have not recovered completely. Also restraining our performance was our relatively small weighting in Japan versus the index. Because Japanese stocks began the period at already depressed levels, they simply did not have large gains to give up.

Among the Portfolio's biggest disappointments was our position in UBS, a large Swiss banking and financial services conglomerate. Damaged by the Russian debt crisis, this company was forced to write down not only its loans to Russia, but also its exposure to hedge funds and Russian bonds. We subsequently cut our position at a loss, but maintain holdings in this and other European financial services stocks given their solid underlying fundamentals and inexpensive valuations.

Alcatel was another holding that underperformed during the period. This French telecommunications equipment vendor reported disappointing order trends in its public telephone business. Also contributing to its decline was weaker global economic growth, which pressured its revenue and profit outlook. Consequently, our earnings expectations for this company were cut dramatically, and the position was reduced at a loss.

Additional stocks that were hit during the third quarter sell-off were rapidly growing companies, such as COLT Telecom Group in the UK, and economically sensitive companies, such as Renault in France. In the first case, investors were unwilling to hold stocks with strong earnings potential but a small current earnings base. Meanwhile, cyclical or economically sensitive businesses were bruised by fears of a possible global recession. Both categories have since rebounded, with some back at their all-time highs. Nonetheless, cyclical stocks remain below recent levels as well as historical valuation measures.

Despite our disappointments, the Portfolio had many outstanding stocks during the year. Among our most impressive performers was Wolters Kluwer, a Dutch publishing company that has virtually no exposure to emerging markets. The company's steady revenue streams helped its stock gain a solid 58% for the fiscal year. Securitas also ended the period with exceptional results - up 58% for the period. This Swedish security firm made two very significant acquisitions that we believe could help accelerate its earnings beyond the 20% growth rate Securitas has seen over the past few years. Another winner was Nokia, a Finnish telecommunications equipment maker. As consumers increasingly recognize the convenience and productivity afforded by wireless telephones, we remain bullish on Nokia's prospects.

Several of the Portfolio's European technology holdings also aided our performance, including Cap Gemini and Getronics. Despite their strong returns, these two companies gave up some of their gains in the fourth quarter. This was due to concerns about a potential post-year 2000 slowdown in corporate IT spending, which we believe would be only a temporary situation.

Looking ahead, it appears the worst of the volatility is behind us. We remain positive on the outlook for global interest rates and expect modest growth for the upcoming year. Stock price valuations in foreign markets have come down to levels we have not seen for quite a while. In addition, positive secular trends in Europe are continuing, such as increased focus on profitability and shareholder value. Europe's introduction of the euro in 1999 should also benefit its economy, helping to formalize the integration of Europe as an economic entity.

Thank  you  for  your  continued   confidence  and  investment  in  Janus  Aspen
International Growth Portfolio.

Portfolio Asset Mix                  December 31, 1998         December 31, 1997
--------------------------------------------------------------------------------
Equities                                     91.0%                    91.6%
  Foreign                                    89.3%                    90.1%
Number of Stocks                               146                      188
Top 10 Equities                              26.4%                    22.9%
Cash & Fixed-Income
  Securities                                  9.0%                     8.4%
--------------------------------------------------------------------------------
(1) All returns include reinvested dividends.

                                      Janus Aspen Series / December 31, 1998  11

Average Annual Total Return(1)
For the Periods Ended December 31, 1998
--------------------------------------------------------------------------------
Institutional Shares (Inception Date 5/2/94)
  1 Year                                                     17.23%
  From Inception                                             18.87%
--------------------------------------------------------------------------------
Morgan Stanley Capital International EAFE Index(2)
  1 Year                                                     20.00%
  From Inception Date of Institutional Shares                 8.11%
--------------------------------------------------------------------------------
Retirement Shares (Inception Date 5/1/97)
  1 Year                                                     16.86%
  From Portfolio Inception (unaudited)                       17.92%
--------------------------------------------------------------------------------
Returns shown for Retirement Shares for periods prior to their inception are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Retirement Shares.

Note: Performance of the Retirement Shares is lower from the performance shown on this graph for the Institutional Shares, based upon the higher fees paid by shareholders investing in this class.

Performance Overview(1)

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Aspen International Growth Portfolio - Institutional Shares and the Morgan Stanley Capital International EAFE Index. Janus Aspen International Growth Portfolio - Institutional Shares is represented by a shaded area of blue. The Morgan Stanley Capital International EAFE Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 2, 1994, through December 31, 1998. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Aspen International Growth Portfolio - Institutional Shares ($22,403) as compared to the Morgan Stanley Capital International EAFE Index ($14,389).

Average Annual Total Return
for the periods ended December 31, 1998
One Year, 17.23%
Since 5/2/94,* 18.87%

Janus Aspen International Growth Portfolio
- Institutional Shares - $22,403

Morgan Stanley Capital
International EAFE
Index - $14,389

*The Portfolio's inception date.
Source - Lipper Analytical Services, Inc. 1998.

(1) All returns reflect reinvested dividends. The Portfolio's securities may differ significantly from the securities in the Index. Index returns do not include taxes or dividends and interest payments or operating expenses necessary to maintain a portfolio consisting of the same securities that are in the Index. These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The adviser voluntarily waives a portion of the Portfolio's expenses. Without such waiver, the Portfolio's total returns for each class would have been lower. Past performance does not guarantee future results.

(2) Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country. EAFE stands for Europe, Australasia and the Far East. Neither the U.S. market nor the emerging markets of Latin America and Eastern Europe are represented in EAFE.

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Common Stock - 88.5%
Advertising Agencies - 1.2%
     632,959       WPP Group PLC** ........................     $      3,843,875

Airlines - 0.1%
      11,248       SAS Norge ASA - Class B ................               94,487
      19,316       SAS Sverige A.B.** .....................              177,538

                                                                         272,025

Appliances - 0.9%
     163,952       Electrolux A.B. - Class B** ............            2,821,687

Audio and Video Products - 0.7%
      31,000       Sony Corp.** ...........................            2,261,859

Automotive - Cars and Light Trucks - 2.2%
      17,503       DaimlerChrysler A.G.*,** ...............            1,728,730
      15,056       DaimlerChrysler A.G. (ADR)*,** .........            1,446,317
      29,000       Honda Motor Co., Ltd.** ................              953,841
      50,762       Renault S.A ............................            2,280,924
      14,171       Volvo A.B. - Class B** .................              325,186

                                                                       6,734,998

Automotive - Truck Parts and Equipment - 0.8%
      29,974       Valeo S.A.+ ............................            2,363,146

Beverages - Non-Alcoholic - 0.1%
      18,280       Coca-Cola Femsa S.A. (ADR) .............              242,210

Beverages - Wine and Spirits - 0.6%
     179,618       Diageo PLC** ...........................            1,994,812

Brewery - 0.7%
     170,000       Kirin Brewery Co., Ltd.** ..............            2,170,278

Broadcast Services and Programming - 0.7%
       9,375       Fox Entertainment Group, Inc.* .........     $        236,133
      77,695       Grupo Televisa S.A. (GDR)* .............            1,918,095

                                                                       2,154,228

Building and Construction - 0.9%
      13,769       Suez Lyonnaise des Eaux ................            2,829,715

Building Products - Cement and Aggregate - 0.1%
      11,764       Cimpor-Cimentos de Portugal S.A ........              375,534

Cellular Telecommunications - 6.4%
      10,597       Cellular Communications International, Inc.*          720,596
   1,010,000       China Telecom, Ltd.* ...................            1,746,993
       4,706       MobilCom A.G.** ........................            1,498,947
         255       NTT Mobile Communication
                     Network, Inc.** ......................           10,512,284
       9,580       Orange PLC*,** .........................              109,980
       7,458       Panafon Hellenic Telecom S.A.*,+ .......              199,738
     472,870       Telecom Italia Mobile S.p.A. ...........            3,499,581
     103,040       Vodafone Group PLC** ...................            1,676,662

                                                                      19,964,781

Chemicals - Diversified - 0.7%
      20,618       Akzo Nobel N.V.** ......................              939,345
      28,467       Hoechst A.G.** .........................            1,181,051

                                                                       2,120,396

Closed-End Funds - 0%
         163       Romania Investment Fund*,+ .............              118,358

See Notes to Schedules of Investments.

12  Janus Aspen Series / December 31, 1998

Janus | Aspen International Growth Portfolio

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Commercial Banks - 1.0%
      40,500       Argentaria, Caja Postal y Banco Hipotecario
                     de Espana S.A ........................     $      1,050,435
      55,566       Banco Central Hispanoamericano .........              660,794
       6,275       Bayerische Vereinsbank A.G.** ..........              491,669
      48,643       Den Norske Bank A.S.A ..................              167,916
          16       Julius Baer Holding A.G. - Class B** ...               53,179
       1,053       Kapital Holdings .......................               52,118
     108,194       Unicredito Italiano S.p.A ..............              640,479

                                                                       3,116,590

Computer Services - 4.3%
       5,368       Atos S.A.* .............................            1,283,859
      28,043       Cap Gemini S.A.+ .......................            4,503,139
      13,041       EDB - Elektronisk Databehandling A.S.A .               32,522
      62,915       Getronics N.V.** .......................            3,117,810
     371,025       Logica PLC** ...........................            3,228,537
     138,413       Misys PLC** ............................            1,017,888
       3,912       WM-Data A.B. - Class B** ...............              166,991

                                                                      13,350,746

Computer Software - 0.5%
      15,970       JBA Holdings PLC** .....................               50,485
      32,502       Tieto Corp. - Class B ..................            1,457,147

                                                                       1,507,632

Computers - Integrated Systems - 1.2%
       8,408       Equant N.V.*,** ........................              585,368
      16,734       Equant N.V. - New York Shares*,** ......            1,134,774
      92,300       Fujitsu, Ltd.** ........................            1,231,522
      90,387       SEMA Group PLC** .......................              891,788

                                                                       3,843,452

Cosmetics and Toiletries - 2.7%
     375,000       Kao Corp.** ............................            8,477,648

Cruise Lines - 0.1%
     119,500       NCL Holdings A.S.A.* ...................              282,329

Diversified Operations - 10.2%
     348,778       Hays PLC** .............................            3,075,571
      24,329       Lagardere S.C.A ........................            1,034,395
     811,586       Rentokil Initial PLC** .................            6,127,990
     358,051       Siebe PLC** ............................            1,405,911
     168,112       Tomkins PLC** ..........................              799,955
      67,560       Unilever N.V.** ........................            5,777,996
       6,997       VEBA A.G.** ............................              418,847
      37,677       Vivendi ................................            9,780,088
     564,881       Williams PLC** .........................            3,233,079

                                                                      31,653,832

Drug Delivery Systems - 2.0%
      87,297       Elan Corp. PLC (ADR)* ..................            6,072,598

Electronic Components - 1.1%
      17,013       Electrocomponents PLC** ................              112,376
      25,709       Koninklijke Philips Electronics N.V.** .            1,726,109
      20,935       Philips Electronics N.V ................
                     - New York Shares** ..................            1,417,038

                                                                       3,255,523

Electronic Components - Semiconductors - 0.1%
       2,500       Rohm Co., Ltd.** .......................              228,065

Electronic Measuring Instruments - 0.1%
      16,530       Simac Techniek N.V.** ..................     $        418,388

Finance - Other Services - 0.5%
      42,040       Newcourt Credit Group, Inc. ............            1,464,339
       5,985       Newcourt Credit Group, Inc. ............
                     - New York Shares ....................              209,101

                                                                       1,673,440

Food - Catering - 1.7%
     453,291       Compass Group PLC** ....................            5,181,252

Food - Diversified - 1.2%
      11,212       Danone .................................            3,211,453
      38,517       Raisio Group PLC .......................              418,391

                                                                       3,629,844

Food - Retail - 1.0%
       1,878       Carrefour S.A ..........................            1,418,416
      47,547       Koninklijke Ahold N.V.** ...............            1,758,309

                                                                       3,176,725

Hotels and Motels - 0%
          85       EIH, Ltd.+ .............................                  446

Human Resources - 1.9%
       4,722       Adecco S.A.** ..........................            2,155,612
     303,308       Capita Group PLC** .....................            2,795,725
       9,640       Select Appointments Holdings PLC** .....               99,442
      45,545       Select Appointments Holdings PLC (ADR)**              979,218

                                                                       6,029,997

Investment Companies - 0.3%
       4,479       Ratin A/S - B Shares ...................              950,082

Investment Management and Advisory Services - 0.3%
     104,715       Amvescap PLC** .........................              810,145

Life and Health Insurance - 0.1%
         230       Schweizerische Lebensversicherungs-und
                     Rentenanstalt** ......................              170,807

Machinery - General Industrial - 3.5%
      95,225       Mannesmann A.G.** ......................           10,920,265

Medical - Biomedical and Genetic - 0%
          22       Ares-Serono Group - Class B** ..........               34,854

Medical - Drugs              9.9%
      90,697       Astra A.B. - Class A** .................            1,851,863
      86,411       Glaxo Wellcome PLC** ...................            2,983,239
      10,645       Merck KGaA** ...........................              479,353
       1,501       Novartis A.G.** ........................            2,950,676
       3,852       Pharmacia & Upjohn, Inc.** .............              215,755
      72,650       Pharmacia & Upjohn, Inc. ...............            4,113,806
      50,235       Rhone-Poulenc S.A ......................            2,586,388
         374       Roche Holding A.G.** ...................            4,563,758
      10,463       Sanofi S.A .............................            1,723,227
       6,053       Schering A.G.** ........................              760,475
      42,852       SmithKline Beecham PLC** ...............              594,753
      35,175       SmithKline Beecham PLC (ADR)** .........            2,444,663
       2,290       Synthelabo .............................              484,974
     129,000       Takeda Chemical Industries** ...........            4,974,884

                                                                      30,727,814

Medical Products - 0%
       2,792       Ortivus A.B.*,** .......................               20,323

See Notes to Schedules of Investments.

                                      Janus Aspen Series / December 31, 1998  13

Janus | Aspen International Growth Portfolio

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Metal Processsors and Fabricators - 1.3%
     106,744       Assa Abloy A.B. - Class B** ............     $      4,082,471

Money Center Banks - 3.6%
     217,757       Banca Commerciale Italiana .............            1,512,645
   1,269,662       Banca di Roma* .........................            2,155,255
      80,638       Banco Bilbao Vizcaya S.A ...............            1,280,498
       8,609       Bank Austria A.G .......................              438,015
     211,506       Lloyds TSB Group PLC** .................            3,012,294
      60,700       Skandinaviska Enskilda Banken - Class A**             640,284
       7,106       UBS A.G.** .............................            2,183,306

                                                                      11,222,297

Mortgage Banks - 1.1%
      39,919       Deutsche Pfandbrief-und
                     Hypothekenbank A.G.** ................            3,499,301

Multi-Line Insurance - 2.3%
       6,881       Aegon N.V.** ...........................              845,519
         870       Baloise Holding Ltd. - Class R** .......              902,633
       1,385       ERGO Versicherungs Gruppe A.G.** .......              228,682
      53,548       Sampo Insurance Co. PLC - Class A ......            2,041,117
       4,233       Zurich Allied A.G.** ...................            3,134,341

                                                                       7,152,292

Office Furnishings - 0.1%
      14,624       Koninklijke Ahrend N.V.** ..............              334,300

Publishing - Periodicals - 3.1%
      44,389       Wolters Kluwer N.V.** ..................            9,503,812

Retail - Diversified - 0.6%
      28,000       Ito-Yokado Co., Ltd.** .................            1,961,052

Retail - Major Department Stores - 0.6%
      24,027       Metro A.G.** ...........................            1,918,669

Retail - Restaurants - 0.7%
     226,922       TelePizza S.A.* ........................            2,154,049

Rubber - Tires - 0.1%
      10,000       Bridgestone Corp.** ....................              227,400

Security Services - 3.2%
      75,036       Prosegur, Companhia de Seguridad S.A ...              887,036
     578,488       Securitas A.B. - Class B** .............            8,992,550

                                                                       9,879,586

Telecommunication Equipment - 4.0%
         740       Alcatel S.A ............................               90,612
      12,455       Alcatel S.A. (ADR) .....................              304,369
      35,341       Nokia Oyj - Class A ....................            4,327,507
      49,940       Nokia Oyj (ADR) - Class A ..............            6,014,649
       1,189       Telefonaktiebolaget L.M. Ericsson - Class B**          28,311
      68,204       Telefonaktiebolaget L.M. Ericsson (ADR)
                     - Class B** ..........................            1,632,633

                                                                      12,398,081

Telecommunication Services - 4.7%
     496,240       Cable & Wireless Optus, Ltd.*,+ ........            1,044,002
     324,380       COLT Telecom Group PLC*,** .............            4,800,659
     142,964       Energis PLC*,** ........................            3,187,369
         280       NTT Data Corp.** .......................            1,392,595
      51,987       Sonera Group Oyj*,+ ....................              934,337
      21,700       STET Hellas Telecommunications
                     S.A. (ADR)* ..........................              702,538
     300,562       Telecom Italia S.p.A ...................            2,564,513

                                                                      14,626,013

Telephone - Integrated - 3.2%
          37       Nippon Telegraph & Telephone Corp.** ...     $        286,037
      36,846       Portugal Telecom S.A ...................            1,689,426
      10,817       Swisscom A.G.*,** ......................            4,528,472
       7,640       Telecom Argentina Stet S.A. (ADR) ......              210,100
      17,830       Telefonica de Argentina S.A. (ADR) .....              498,126
      45,726       Telefonica S.A .........................            2,036,336
       6,267       Telefonica S.A. (ADR) ..................              848,395

                                                                      10,096,892

Transportation - Air Freight - 0%
       4,815       SAS Danmark A/S ........................               54,472

Travel Services - 0.1%
          97       Kuoni Reisen A.G. - Class B** ..........              384,898
--------------------------------------------------------------------------------
Total Common Stock (cost $219,072,265) ....................          275,296,284
--------------------------------------------------------------------------------
Preferred Stock - 2.5%
Automotive - Cars and Light Trucks - 1.2%
       1,636       Porsche A.G.** .........................            3,732,637

Computer Software - 0.5%
       2,964       SAP A.G.** .............................            1,415,153

Insurance Brokers - 0.3%
       1,641       Marschollek, Lautenschlaeger und
                     Partner A.G.** .......................              936,011

Telephone - Integrated - 0.5%
      20,540       Telecomunicacoes Brasileiras S.A. (ADR)             1,493,001
--------------------------------------------------------------------------------
Total Preferred Stock (cost $7,318,045) ...................            7,576,802
--------------------------------------------------------------------------------
Rights - 0%
      45,726       Telefonica S.A. * (cost $0) ............               40,662
--------------------------------------------------------------------------------
Warrants - 0%
          75       Muenchener Rueckversicherungs
                     - Gesellschaft A.G. *,** (cost $0) ...                3,490
--------------------------------------------------------------------------------
U.S. Government Agency - 9.7%
                   Freddie Mac
$ 30,300,000         4.70%, 1/4/99
                     (amortized cost $30,288,133) .........           30,288,133
--------------------------------------------------------------------------------
Total Investments (total cost $256,678,443) - 100.7% ......          313,205,371
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (0.7%)      (2,078,809)
--------------------------------------------------------------------------------
Net Assets - 100% .........................................     $    311,126,562
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

14  Janus Aspen Series / December 31, 1998

Summary of Investments by Country, December 31, 1998

Country                       % of Investment Securities          Market Value
--------------------------------------------------------------------------------
Argentina                                  0.2%                 $        708,225
Australia                                  0.3%                        1,044,002
Austria                                    0.1%                          438,015
Brazil                                     0.5%                        1,493,001
Canada                                     0.5%                        1,673,440
Denmark                                    0.3%                        1,056,671
Finland                                    4.9%                       15,193,148
France                                    10.8%                       33,894,706
Germany                                    9.8%                       30,659,599
Greece                                     0.3%                          902,275
Hong Kong                                  0.6%                        1,746,993
India                                       --                               446
Ireland                                    1.9%                        6,072,597
Italy                                      3.3%                       10,372,474
Japan                                     11.1%                       34,677,466
Mexico                                     0.7%                        2,160,305
Netherlands                                8.8%                       27,558,769
Norway                                     0.2%                          577,253
Portugal                                   0.7%                        2,064,960
Romania                                     --                           118,358
Spain                                      2.9%                        8,958,205
Sweden                                     6.7%                       20,955,592
Switzerland                                6.7%                       21,062,536
United Kingdom                            17.4%                       54,457,669
United States++                           11.3%                       35,358,666
--------------------------------------------------------------------------------
Total                                    100.0%                 $    313,205,371

++Includes Short-Term Securities (1.6% excluding Short-Term Securities)

Forward Currency Contracts, Open at December 31, 1998

Currency Sold and                  Currency           Currency      Unrealized
Settlement Date                  Units Sold     Value in $ U.S.    Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 4/7/99             11,220,000         $18,533,196       $282,665
British Pound 5/6/99              4,380,000           7,232,694       (32,237)
British Pound 5/13/99               900,000           1,486,080          2,520
Dutch Guilder 1/21/99             2,000,000           1,065,246       (18,948)
Dutch Guilder 1/22/99            10,500,000           5,592,841       (37,286)
Dutch Guilder 1/26/99             5,000,000           2,663,825          8,742
Dutch Guilder 1/27/99             3,400,000           1,811,498       (40,664)
German Deutschemark
  1/22/99                        10,000,000           6,011,060          2,820
German Deutschemark
  1/25/99                           229,000             137,678          1,718
German Deutschemark
  1/26/99                         1,500,000             901,876       (18,002)
German Deutschemark
  1/27/99                        11,550,000           6,944,862      (160,617)
Japanese Yen 2/12/99          1,060,000,000           9,364,504      (216,009)
Japanese Yen 3/25/99            200,700,000           1,773,170       (76,636)
Japanese Yen 4/7/99             500,000,000           4,417,539      (612,364)
Japanese Yen 4/8/99             129,500,000           1,144,145        (6,183)
Japanese Yen 4/21/99            359,800,000           3,178,920         40,767
Japanese Yen 5/20/99             50,000,000             441,779       (18,409)
Swedish Krona 4/7/99             28,500,000           3,532,824         23,825
Swedish Krona 5/6/99                464,000              57,583          1,969
Swedish Krona 5/13/99               585,000              72,620             50
Swiss Franc 3/25/99                 185,000             135,870            662
Swiss Franc 4/7/99                2,200,000           1,617,766         11,291
Swiss Franc 4/8/99                   50,000              36,770            909
Swiss Franc 5/20/99                 165,000             121,789        (2,827)
--------------------------------------------------------------------------------
Total                                               $78,276,135     ($862,244)

See Notes to Schedules of Investments.

                                      Janus Aspen Series / December 31, 1998  15

Janus | Aspen Worldwide Growth Portfolio

[PHOTO]

Helen Young Hayes
portfolio manager

For the 12-month period ended December 31, 1998, Janus Aspen Worldwide Growth Portfolio returned an impressive 28.92% for the Institutional Shares and 28.25% for the Retirement Shares. In comparison, the Morgan Stanley Capital International World Index gained 24.34%.(1)

Throughout the first half of the year, low interest rates and positive earnings reports, primarily in the U.S. and Europe, provided a positive backdrop for global financial markets. Although Asian markets and economies were much weaker in comparison, their weakness helped keep commodity prices in check, which in turn created a more favorable inflationary environment with lower interest rates. However, in July, financial discord in the Far East extended to Russia, Brazil and other emerging economies, sending widespread shocks throughout international stock markets.

In the U.S., the Federal Reserve responded to these events with three interest rate cuts. This not only helped investor sentiment, but sparked a trend toward lower rates in 60 other countries, which contributed to the stabilization of equity markets worldwide. Although global economic growth continued at a somewhat slower pace, growth remained moderate here in the U.S.
and, by year-end, the U.S. stock market had set new record highs.

Several of our U.S. technology holdings helped lead this rally, including Microsoft and Cisco Systems. We added to both positions on market declines in the third quarter then watched them regain their losses to finish the year with outstanding 115% and 150% returns, respectively. European information technology
(IT) companies also performed well, including Cap Gemini and Getronics. Despite their strong returns, these two companies gave up some of their gains in the fourth quarter due to concerns about a potential post-year 2000 slowdown in corporate IT spending. While we believe IT spending will increase, especially among European corporations and governments, we are keeping a particularly close eye on the situation.

Other strong U.S. performers included our positions in Time Warner, Comcast and Tele-Communications, Inc.,all of which continued to benefit from optimism surrounding new value-added services currently being introduced within the cable industry. We were also pleased with solid results from U.S. pharmaceutical companies like Warner-Lambert and Bristol-Myers Squibb.

Telecommunications stocks were among our strongest European holdings and continued to gain from the deregulation of this industry. One of our biggest winners was Nokia, a Finnish telecommunications equipment maker with outstanding returns attributed to huge global demand for cellular telephony. Colt Telecom Group, a telecommunication services provider in England and Germany, also returned impressive results despite taking a blow to its stock during the third quarter on fears of a recession. Our confidence in Colt's growth opportunities prompted us to take advantage of this decline by adding to our position, and by year-end the stock had fully recovered.

In spite of the Portfolio's solid performance, we did experience some disappointments. European financial stocks such as UBS and Bank Austria, which we held because of strong business fundamentals coupled with declining interest rates and industry consolidation, were broadly hit by the financial crisis mentioned earlier. UBS was particularly disappointing. Despite the positive benefits from cost-cutting and an attractive private banking business, the earnings potential of UBS was impaired by its exposure to Russia's debt debacle and the subsequent hedge fund meltdown. Consequently, we cut this position, as well as our position in Bank Austria, at a loss. However, we chose to maintain our holdings in these and other European financial services companies based on their positive fundamentals and low valuations.

Also hit by the series of negative global events were economically sensitive stocks. As a result, Sony and Philips Electronics, manufacturers of consumer electronics, fell short of our high expectations when demand for their products weakened. We subsequently reduced both positions at a loss. Philips' stock also declined from laggard semiconductor sales, as well as its disappointing wireless handset business.

Looking ahead, we expect slower global economic growth to continue. Meanwhile, Japan takes one step forward and two steps back in its attempt to find a solution for its banking crisis and economic reform. Nonetheless, we are finding select opportunities here. Asian economies have stabilized, but equity valuations are still expensive relative to earnings potential.

Currently, the bulk of our holdings remains in the U.S. and Europe. We expect continued modest growth in these regions, coupled with measures to improve profitability and shareholder value. We also believe Europe's introduction of the euro in 1999 will be positive for its economy, helping to formalize the integration of Europe as an economic entity.

In closing, I would like to thank you for your continued investment in Janus Aspen Worldwide Growth Portfolio.

Portfolio Asset Mix                   December 31, 1998        December 31, 1997
--------------------------------------------------------------------------------
Equities                                     90.0%                    97.4%
  Foreign                                    65.8%                    77.8%
Number of Stocks                               156                      205
Top 10 Equities                              25.9%                    21.0%
Cash & Cash Equivalents                      10.0%                     2.6%
--------------------------------------------------------------------------------
(1) All returns include reinvested dividends.

16  Janus Aspen Series / December 31, 1998

Average Annual Total Return(1)
For the Periods Ended December 31, 1998
--------------------------------------------------------------------------------
Institutional Shares (Inception Date 9/13/93)
  1 Year                                                     28.92%
  5 Year                                                     21.32%
  From Inception                                             24.06%
--------------------------------------------------------------------------------
Morgan Stanley Capital International World Index(2)
  1 Year                                                     24.34%
  5 Year                                                     15.68%
  From Inception Date of Institutional Shares                14.39%
--------------------------------------------------------------------------------
Retirement Shares (Inception Date 5/1/97)
  1 Year                                                     28.25%
  5 Year (unaudited)                                         20.68%
  From Portfolio Inception (unaudited)                       23.22%
--------------------------------------------------------------------------------
Returns shown for Retirement Shares for periods prior to their inception are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Retirement Shares.

Note: Performance of the Retirement Shares is lower from the performance shown on this graph for the Institutional Shares, based upon the higher fees paid by shareholders investing in this class.

Performance Overview(1)

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Aspen Worldwide Growth Portfolio - Institutional Shares and the Morgan Stanley Capital International World Index. Janus Aspen Worldwide Growth Portfolio - Institutional Shares is represented by a shaded area of blue. The Morgan Stanley Capital International World Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, September 13, 1993, through December 31, 1998. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Aspen Worldwide Growth Portfolio - Institutional Shares ($31,299) as compared to the Morgan Stanley Capital International World Index ($20,843).

Average Annual Total Return
for the periods ended December 31, 1998
One Year, 28.92%
Five Year, 21.32%
Since 9/13/93,* 24.06%

Janus Aspen Worldwide Growth Portfolio
- Institutional Shares - $31,299

Morgan Stanley
Capital International
World Index - $20,843

*The Portfolio's inception date.
Source - Lipper Analytical Services, Inc. 1998.

(1) All returns reflect reinvested dividends. The Portfolio's securities may differ significantly from the securities in the Index. Index returns do not include taxes or dividends and interest payments or operating expenses necessary to maintain a portfolio consisting of the same securities that are in the Index. These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The adviser voluntarily waives a portion of the Portfolio's expenses. Without such waiver, the Portfolio's total returns for each class would have been lower. Past performance does not guarantee future results.

(2) Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Common Stock - 88.7%
Advertising Agencies - 0%
      36,544       WPP Group PLC** ........................     $        221,927

Agricultural Biotechnology - 0.4%
     250,530       Monsanto Co. ...........................           11,900,175

Agricultural Operations - 0.1%
      49,955       Delta and Pine Land Co. ................            1,848,335

Airlines - 0%
      30,101       SAS Norge A.S.A. - Class B .............              252,858

Appliances - 0.9%
   1,536,685       Electrolux A.B. - Class B** ............           26,447,036

Applications Software - 0.5%
     200,335       Intuit, Inc.* ..........................           14,524,287

Audio and Video Products - 0.7%
     279,700       Sony Corp.** ...........................           20,407,803

Automotive - Cars and Light Trucks - 2.2%
     158,957       DaimlerChrysler A.G.*,** ...............           15,699,828
     136,740       DaimlerChrysler A.G. (ADR)*,** .........           13,135,566
     280,000       Honda Motor Co., Ltd.** ................            9,209,497
     521,081       Renault S.A ............................           23,414,097
     131,140       Volvo A.B. - Class B** .................            3,009,304

                                                                      64,468,292

Automotive - Truck Parts and Equipment - 0.7%
     261,702       Valeo S.A.+ ............................           20,632,545

Beverages - Non-Alcoholic - 0.1%
     175,035       Coca-Cola Femsa S.A. (ADR) .............            2,319,214

Beverages - Wine and Spirits - 0.2%
     589,427       Diageo PLC** ...........................     $      6,546,093

Brewery - 0.6%
   1,420,000       Kirin Brewery Co., Ltd.** ..............           18,128,204

Broadcast Services and Programming - 0.3%
      85,910       Fox Entertainment Group, Inc.* .........            2,163,858
     287,695       Grupo Televisa S.A. (GDR)* .............            7,102,470

                                                                       9,266,328

Building and Construction - 0.7%
      92,067       Suez Lyonnaise des Eaux ................           18,921,010

Building Products - Cement and Aggregate - 0.1%
     112,769       Cimpor-Cimentos de Portugal S.A ........            3,599,849

Cable Television - 3.6%
     648,685       Comcast Corp. - Special Class A ........           38,069,701
     147,575       MediaOne Group, Inc.* ..................            6,936,025
   1,083,230       Tele-Communications, Inc. - Class A* ...           59,916,159

                                                                     104,921,885

Cellular Telecommunications - 3.7%
      54,757       Cellular Communications International, Inc.*        3,723,476
   6,554,000       China Telecom, Ltd.* ...................           11,336,429
       1,346       NTT Mobile Communication
                     Network, Inc.** ......................           55,488,370
      88,141       Orange PLC*,** .........................            1,011,877
      68,801       Panafon Hellenic Telecom S.A.*,+ .......            1,842,610
   2,171,558       Telecom Italia Mobile S.p.A. ...........           16,071,104
   1,015,915       Vodafone Group PLC** ...................           16,530,922

                                                                     106,004,788

See Notes to Schedules of Investments.

                                      Janus Aspen Series / December 31, 1998  17

Janus | Aspen Worldwide Growth Portfolio

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Chemicals - Diversified - 0.7%
     185,559       Akzo Nobel N.V.** ......................     $      8,453,970
     272,486       Hoechst A.G.** .........................           11,305,013
      10,316       Solutia, Inc. ..........................              230,821

                                                                      19,989,804

Commercial Banks - 0.8%
     402,824       Argentaria, Caja Postal y Banco
                     Hipotecario de Espana S.A. ...........           10,447,911
     575,220       Banco Central Hispanoamericano .........            6,840,544
      28,364       Bayerische Vereinsbank A.G.** ..........            2,222,424
     387,590       Den Norske Bank A.S.A ..................            1,337,962
      16,778       Kapital Holdings .......................              830,418

                                                                      21,679,259

Computer Services - 4.5%
      65,614       Atos S.A.* .............................           15,692,835
     249,134       Cap Gemini S.A.+ .......................           40,005,886
     565,294       Getronics N.V.** .......................           28,013,661
   3,543,065       Logica PLC** ...........................           30,830,578
   1,239,103       Misys PLC** ............................            9,112,353
     134,324       WM-Data A.B. - Class B** ...............            5,733,868

                                                                     129,389,181

Computer Software - 3.3%
     195,179       JBA Holdings PLC** .....................              617,003
     569,160       Microsoft Corp.* .......................           78,935,378
     350,889       Tieto Corp. - Class B ..................           15,731,238

                                                                      95,283,619

Computers - Integrated Systems - 1.1%
      77,453       Equant N.V.* ...........................            5,392,307
     152,665       Equant N.V. - New York Shares* .........           10,352,595
     849,300       Fujitsu, Ltd.** ........................           11,331,870
     376,593       SEMA Group PLC** .......................            3,715,590

                                                                      30,792,362

Computers - Memory Devices - 0.1%
      30,175       EMC Corp.* .............................            2,564,875

Computers - Micro - 0.7%
      78,950       Dell Computer Corp.* ...................            5,778,153
      13,795       IBM Corp. ..............................            2,548,626
     136,035       Sun Microsystems, Inc.* ................           11,647,997

                                                                      19,974,776

Cosmetics and Toiletries - 1.7%
     365,105       Estee Lauder Companies, Inc. - Class A .           31,216,477
     843,000       Kao Corp.** ............................           19,057,754

                                                                      50,274,231

Cruise Lines - 0.2%
      82,855       Carnival Corp. .........................            3,977,040
     566,008       NCL Holdings A.S.A.* ...................            1,337,244

                                                                       5,314,284

Diversified Operations - 9.5%
   3,210,349       Hays PLC** .............................     $     28,309,290
     218,159       Lagardere S.C.A ........................            9,275,454
   7,412,950       Rentokil Initial PLC** .................           55,972,487
   3,319,572       Siebe PLC** ............................           13,034,517
   1,421,566       Tomkins PLC** ..........................            6,764,472
   1,232,230       Tyco International, Ltd. ...............           92,956,351
     141,239       Unilever N.V.** ........................           12,079,313
      61,794       VEBA A.G.** ............................            3,699,051
     180,035       Vivendi ................................           46,732,971
   1,166,485       Williams PLC** .........................            6,676,340

                                                                     275,500,246

Drug Delivery Systems - 0.6%
     257,905       Elan Corp. PLC (ADR)* ..................           17,940,517

Electronic Components - 1.1%
      57,681       Electrocomponents PLC** ................              380,999
     230,407       Koninklijke Philips Electronics N.V.** .           15,469,589
     243,258       Philips Electronics N.V ................
                     - New York Shares** ..................           16,465,526

                                                                      32,316,114

Electronic Components - Semiconductors - 0.1%
      20,500       Rohm Co., Ltd.** .......................            1,870,136

Finance - Other Services - 0%
      35,030       Newcourt Credit Group, Inc.
                     - New York Shares ....................            1,223,861

Food - Catering - 0.8%
   1,902,740       Compass Group PLC** ....................           21,748,887

Food - Diversified - 0.9%
      79,858       Danone .................................           22,873,723
     390,024       Raisio Group PLC .......................            4,236,637

                                                                      27,110,360

Food - Retail - 0.5%
     425,857       Koninklijke Ahold N.V.** ...............           15,748,377

Hotels and Motels - 0%
       5,260       EIH, Ltd.+ .............................               27,615

Human Resources - 0.7%
      11,260       Adecco S.A.** ..........................            5,140,235
   1,703,956       Capita Group PLC** .....................           15,706,123

                                                                      20,846,358

Internet Software - 0.1%
      13,555       America Online, Inc.* ..................            1,962,086

Investment Management and Advisory Services - 0.2%
     709,883       Amvescap PLC** .........................            5,492,127

Life and Health Insurance - 0.1%
       2,575       Schweizerische Lebensversicherungs-und
                     Rentenanstalt** ......................            1,912,293

Machinery - General Industrial - 2.7%
     675,459       Mannesmann A.G.** ......................           77,460,662

See Notes to Schedules of Investments.

18  Janus Aspen Series / December 31, 1998

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Medical - Drugs - 10.9%
     228,510       American Home Products Corp. ...........     $     12,867,969
     856,173       Astra A.B. - Class A** .................           17,481,451
     137,300       Bristol-Myers Squibb Co. ...............           18,372,456
     534,160       Glaxo Wellcome PLC** ...................           18,441,249
     107,143       Merck KGaA** ...........................            4,824,740
      13,632       Novartis A.G.** ........................           26,797,876
     152,335       Pfizer, Inc. ...........................           19,108,522
      34,497       Pharmacia & Upjohn, Inc.** .............            1,932,214
     657,705       Pharmacia & Upjohn, Inc. ...............           37,242,546
     501,097       Rhone-Poulenc S.A ......................           25,799,372
       2,271       Roche Holding A.G.** ...................           27,712,020
      79,100       Sanofi S.A .............................           13,027,550
     389,348       SmithKline Beecham PLC** ...............            5,403,856
     164,725       SmithKline Beecham PLC (ADR)** .........           11,448,387
     949,000       Takeda Chemical Industries** ...........           36,598,174
     499,023       Warner-Lambert Co. .....................           37,520,292

                                                                     314,578,674

Medical Products - 0%
      36,108       Ortivus A.B.*,** .......................              262,829

Metal Processors and Fabricators - 1.0%
     758,119       Assa Abloy A.B. - Class B** ............           28,994,593

Money Center Banks - 3.3%
   2,029,329       Banca Commerciale Italiana .............           14,096,695
   8,776,999       Banca di Roma* .........................           14,898,983
     801,793       Banco Bilbao Vizcaya S.A ...............           12,732,145
      69,981       Bank Austria A.G .......................            3,560,546
   1,858,970       Lloyds TSB Group PLC** .................           26,475,673
     619,139       Skandinaviska Enskilda Banken - Class A**           6,530,888
      43,909       UBS A.G.** .............................           13,490,965
      38,197       Unidanmark A/S - Class A ...............            3,450,986

                                                                      95,236,881

Mortgage Banks - 0.6%
     212,930       Deutsche Pfandbrief-und
                     Hypothekenbank A.G.** ................           18,665,454

Multi-Line Insurance - 1.6%
      62,784       Aegon N.V.** ...........................            7,714,732
      10,650       Baloise Holding Ltd. - Class R** .......           11,049,471
      11,730       ERGO Versicherungs Gruppe A.G.** .......            1,936,777
     216,204       Sampo Insurance Co. PLC - Class A ......            8,241,159
      23,837       Zurich Allied A.G.** ...................           17,650,198

                                                                      46,592,337

Multimedia - 2.3%
   1,065,770       Time Warner, Inc. ......................           66,144,351

Networking Products - 4.9%
   1,537,395       Cisco Systems, Inc.* ...................          142,689,473

Office Furnishings - 0.1%
     154,723       Koninklijke Ahrend N.V.** ..............            3,536,916

Publishing - Periodicals - 1.7%
     230,449       Wolters Kluwer N.V.** ..................           49,339,792

Radio - 0.6%
     326,415       Clear Channel Communications, Inc.* ....           17,789,618

Recycling - 0.2%
     165,718       Tomra Systems A.S.A ....................            5,437,824

Retail - Diversified - 0.7%
     271,000       Ito-Yokado Co., Ltd.** .................     $     18,980,180

Retail - Restaurants - 0.7%
   2,223,283       TelePizza S.A.* ........................           21,104,439

Rubber - Tires - 0.1%
      91,000       Bridgestone Corp.** ....................            2,069,344

Security Services - 1.0%
   1,938,540       Securitas A.B. - Class B** .............           30,134,449

Telecommunication Equipment - 4.6%
       6,559       Alcatel S.A ............................              803,142
     117,775       Alcatel S.A. (ADR) .....................            2,878,127
     528,651       Nokia Oyj - Class A ....................           64,733,342
     424,275       Nokia Oyj (ADR) - Class A ..............           51,098,620
     163,980       Northern Telecom, Ltd. .................            8,219,497
      10,698       Telefonaktiebolaget L.M. Ericsson
                     - Class B** ..........................              254,729
     228,972       Telefonaktiebolaget L.M. Ericsson (ADR)
                     - Class B** ..........................            5,481,017

                                                                     133,468,474

Telecommunication Services - 3.6%
     851,483       COLT Telecom Group PLC*,** .............           12,601,516
   1,294,866       Energis PLC*,** ........................           28,868,917
       1,625       NTT Data Corp.** .......................            8,082,025
      20,510       Qwest Communications International, Inc.*           1,025,500
   6,393,195       Telecom Italia S.p.A ...................           54,549,258

                                                                     105,127,216

Telephone - Integrated - 2.9%
         389       Nippon Telegraph & Telephone Corp.** ...            3,007,253
     148,628       Portugal Telecom S.A ...................            6,814,744
      98,211       Swisscom A.G.*,** ......................           41,115,446
      71,880       Telecom Argentina Stet S.A. (ADR) ......            1,976,700
     190,090       Telefonica de Argentina S.A. (ADR) .....            5,310,639
     272,151       Telefonica S.A .........................           12,119,817
     104,627       Telefonica S.A. (ADR) ..................           14,163,812

                                                                      84,508,411

Telephone - Long Distance - 1.7%
     668,455       MCI WorldCom, Inc.* ....................           47,961,646

Transportation - Air Freight - 0%
      48,956       SAS Danmark A/S ........................              553,840

Travel Services - 0.2%
       1,323       Kuoni Reisen A.G. - Class B** ..........            5,249,687

Wireless Telecommunications - 0.8%
     332,800       AirTouch Communications, Inc.* .........           24,003,200
--------------------------------------------------------------------------------
Total Common Stock (cost $1,783,557,695) ..................        2,569,262,287
--------------------------------------------------------------------------------
Preferred Stock - 1.3%
Automotive - Cars and Light Trucks - 0.4%
       5,142       Porsche A.G.** .........................           11,731,796

Computer Software - 0.4%
      26,665       SAP A.G.** .............................           12,731,126

Telephone - Integrated - 0.5%
     187,475       Telecomunicacoes Brasileiras S.A. (ADR)            13,627,089
--------------------------------------------------------------------------------
Total Preferred Stock (cost $47,864,905) ..................           38,090,011
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

                                      Janus Aspen Series / December 31, 1998  19

Janus | Aspen Worldwide Growth Portfolio

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Rights - 0%
     272,151       Telefonica S.A.* (cost $0) .............     $        242,012
--------------------------------------------------------------------------------
Warrants - 0%
         718       Muenchener Rueckversicherungs
                     - Gesellschaft A.G.*,** (cost $0) ....               33,410
--------------------------------------------------------------------------------
Short-Term Corporate Notes - 3.5%
$ 50,000,000       Ford Motor Credit Corp.
                     5.30%, 1/12/99 .......................           49,919,028
  50,000,000       JP Morgan Securities
                     5.25%, 2/8/99 ........................           49,722,917
--------------------------------------------------------------------------------
Total Short-Term Corporate Notes
                   (amortized cost $99,641,945) ...........           99,641,945
--------------------------------------------------------------------------------
U.S. Government Agencies - 6.8%
                   Fannie Mae
  50,000,000         5.45%, 1/6/99 ........................           49,965,208
                   Federal Home Loan Bank System
  25,000,000         5.45%, 1/19/99 .......................           24,939,125
                   Freddie Mac:
  23,500,000         4.70%, 1/4/99 ........................           23,490,796
  50,000,000         5.45%, 1/22/99 .......................           49,853,875
  50,000,000         5.45%, 2/23/99 .......................           49,638,569
--------------------------------------------------------------------------------
Total U.S. Government Agencies
  (amortized cost $197,887,573) ...........................          197,887,573
--------------------------------------------------------------------------------
Total Investments (total cost $2,128,952,118) - 100.3% ....        2,905,157,238
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (0.3%)      (8,945,326)
--------------------------------------------------------------------------------
Net Assets - 100% .........................................     $  2,896,211,912
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

20  Janus Aspen Series / December 31, 1998

Summary of Investments by Country, December 31, 1998

Country                       % of Investment Securities          Market Value
--------------------------------------------------------------------------------
Argentina                                  0.2%                 $      7,287,339
Austria                                    0.1%                        3,560,546
Bermuda                                    3.2%                       92,956,351
Brazil                                     0.5%                       13,627,089
Canada                                     0.3%                        9,443,358
Denmark                                    0.2%                        4,835,245
Finland                                    5.0%                      144,040,997
France                                     8.3%                      240,056,712
Germany                                    6.0%                      173,445,846
Greece                                     0.1%                        1,842,610
Hong Kong                                  0.4%                       11,336,429
India                                       --                            27,615
Ireland                                    0.6%                       17,940,517
Italy                                      3.4%                       99,616,039
Japan                                      7.0%                      204,230,610
Mexico                                     0.3%                        9,421,684
Netherlands                                5.9%                      172,566,778
Norway                                     0.3%                        8,365,888
Portugal                                   0.4%                       10,414,593
Spain                                      2.7%                       77,650,682
Sweden                                     4.3%                      126,262,375
Switzerland                                5.2%                      150,118,190
United Kingdom                            11.2%                      325,911,185
United States++                           34.4%                    1,000,198,560
--------------------------------------------------------------------------------
Total                                    100.0%                 $  2,905,157,238

++Includes Short-Term Securities (24.2% excluding Short-Term Securities)

Forward Currency Contracts, Open at December 31, 1998

Currency Sold and                  Currency            Currency     Unrealized
Settlement Date                  Units Sold     Value in $ U.S.    Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 4/7/99             49,700,000         $82,094,460     $1,318,725
British Pound 5/6/99             45,300,000          74,803,890      (333,408)
British Pound 5/13/99             9,000,000          14,860,800         25,200
Dutch Guilder 1/21/99            17,000,000           9,054,594      (161,055)
Dutch Guilder 1/22/99            21,000,000          11,185,682       (74,571)
Dutch Guilder 1/26/99            80,000,000          42,621,204        139,879
Dutch Guilder 1/27/99            18,300,000           9,750,120      (218,870)
German Deutschemark
  1/22/99                        25,000,000          15,027,651          7,049
German Deutschemark
  1/25/99                        19,600,000          11,783,803        147,047
German Deutschemark
  1/26/99                        13,000,000           7,816,258      (156,019)
German Deutschemark
  1/27/99                       108,800,000          65,419,999    (1,515,504)
Japanese Yen 2/12/99          7,800,000,000          68,908,611    (1,559,462)
Japanese Yen 3/25/99            950,000,000           8,393,183      (362,752)
Japanese Yen 4/8/99           1,887,000,000          16,671,820       (90,098)
Japanese Yen 4/21/99          4,363,000,000          38,548,158        494,348
Japanese Yen 5/20/99          3,000,000,000          26,506,708    (1,104,506)
Swedish Krona 3/25/99            22,000,000           2,725,505         40,052
Swedish Krona 4/7/99            111,000,000          13,759,421         91,400
Swedish Krona 4/8/99             25,000,000           3,099,083        147,670
Swedish Krona 5/6/99             23,650,000           2,935,008        100,351
Swiss Franc 3/25/99                 500,000             367,215          1,789
Swiss Franc 4/7/99               10,300,000           7,574,086       (78,905)
Swiss Franc 4/8/99                6,000,000           4,412,414        109,063
--------------------------------------------------------------------------------
Total                                              $538,319,673   ($3,032,577)

See Notes to Schedules of Investments.

                                      Janus Aspen Series / December 31, 1998  21

Janus | Aspen Balanced Portfolio

[PHOTO]
Blaine P. Rollins
portfolio manager

For the fiscal year ended December 31, 1998, Janus Aspen Balanced Portfolio provided shareholders with a total return of 34.28% for its Institutional Shares and 33.59% for its Retirement Shares. These gains were well ahead of the S&P 500 Index, which appreciated 28.74%, and the Lehman Brothers Government/Corporate Bond Index, which returned 9.47%.(1)

Following a strong first half, a series of events took its toll on global economic growth. The Russian debt crisis, breakdowns in several emerging market economies and Japan's struggle toward financial reform all negatively impacted the financial markets, sparking fears of a possible recession. In the end, however, economic growth continued at a decent pace here in the U.S., aided by Federal Reserve interest rate cuts. Meanwhile, economies in other parts of the world maintained much lower growth levels.

Although the worldwide economic slowdown caused earnings among several large multinational companies to suffer, certain niche businesses still managed to find significant growth particularly technology companies. In fact, near year-end, technology was the U.S. market's strongest growth area, a clear sign that high-tech corporate spending had remained virtually unaffected by the recent turn of events.

Several of our technology holdings not only participated in this rally, but led it, including America Online (AOL) - one of our strongest-performing fixed-income instruments (a convertible bond). Already the premier name among Internet service providers, this company continues to amaze us. Its planned acquisition of Netscape Communications, a company that develops Internet browsers, will provide AOL with yet another way to get its name and services in front of people.

Cable is another part of the market that continues to take off. Our long-time interest in the new value-added services under development at many of these companies rewarded us in the form of high returns for Time Warner (via the Houston Industries convertible preferred stocks), Tele-Communications, Inc. (via the TCI Pacific Communications convertible preferred stocks), and Comcast. Among the services coming down the pike are digital cable, telephony, video on demand and high-speed Internet access, which should provide these companies with additional revenue streams and a burst of free cash flow during the next few years.

Our biggest home run among the Portfolio's cable positions was Time Warner, and this company continues to hit on every other cylinder across its portfolio of businesses. New titles from existing artists have turned its music business around. Meanwhile, TV advertising is in high demand on Time Warner's WB Network
- currently the eyeball magnet for viewers in their mid-teens to early 20s. Add to that a thriving TV syndication business, which includes hits like "Seinfeld," "Friends" and "ER," and it's no wonder Time Warner remains one of our favorite companies.

Another compelling area is in the Hispanic segment of the broadcast market in which advertising rates are growing at twice the rate of all ad spending. Our holdings in this niche include Univision Communications and Heftel Broadcasting. And although both were bruised by fears of a possible recession, our optimism convinced us to add to our holdings.

Even though market downturns can present buying opportunities, they also occasionally lead to disappointments, as was the case with a few of our financial services stocks. Damaged by credit issues related to economic deterioration in several emerging markets, Household International and Morgan Stanley Dean Witter & Co. declined to a point beyond my comfort zone, and I liquidated these stocks from the Portfolio at a loss. But not all of our financial services stocks let us down. Charles Schwab, U.S. Trust, Bank of New York and Northern Trust all benefited from thriving asset management businesses.

Another disappointment was Parametric Technology. This company took a hit to its earnings when management shifted its attention away from Parametric's core business during a new-product rollout. We sold this position, but not before taking a loss on it.

Looking ahead, near-term surges in economic growth don't seem likely. However, the global slowing has caused commodity prices to drop and subsequently promoted a worldwide trend toward lower interest rates. In this environment, we believe the financial markets should continue to experience moderate growth.

In closing, I'd like to thank shareholders for their continued investment. We appreciate this show of confidence and assure you that achieving the success you desire and deserve is our top priority.

Portfolio Asset Mix                   December 31, 1998        December 31, 1997
--------------------------------------------------------------------------------
Equities                                     41.1%                    47.8%
Number of Stocks                                52                       71
Top 10 Equities/Preferred                    32.1%                    18.8%
Fixed-Income Securities                         45                       60
  U.S. Treasury Notes/Bonds                   6.8%                    18.9%
  Investment-Grade
    Corporate Bonds                           9.5%                     8.6%
  High-Yield Corporate Bonds                 13.6%                     4.3%
  Foreign Corporate Bonds                      --                      0.8%
Preferred Stock                              19.2%                     8.3%
Cash & Cash Equivalents                       9.8%                    11.3%
--------------------------------------------------------------------------------
(1) All returns include reinvested dividends.

22 Janus Aspen Series / December 31, 1998

Average Annual Total Return(1)
For the Periods Ended December 31, 1998
--------------------------------------------------------------------------------
Institutional Shares (Inception Date 9/13/93)
  1 Year                                                     34.28%
  5 Year                                                     19.11%
  From Inception                                             19.53%
--------------------------------------------------------------------------------
Lehman Brothers Govt./Corp. Bond Index
  1 Year                                                      9.47%
  5 Year                                                      7.30%
  From Inception Date of Institutional Shares                 6.90%
--------------------------------------------------------------------------------
S&P 500 Index
  1 Year                                                     28.74%
  5 Year                                                     24.08%
  From Inception Date of Institutional Shares                23.06%
--------------------------------------------------------------------------------
Retirement Shares (Inception Date 5/1/97)
  1 Year                                                     33.59%
  5 Year (unaudited)                                         18.57%
  From Portfolio Inception (unaudited)                       18.73%
--------------------------------------------------------------------------------
Returns shown for Retirement Shares for periods prior to their inception are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Retirement Shares.

Note: Performance of the Retirement Shares is lower from the performance shown on this graph for the Institutional Shares, based upon the higher fees paid by shareholders investing in this class.

Performance Overview(1)

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Aspen Balanced Portfolio - Institutional Shares, the Lehman Brothers Govt./Corp. Bond Index and the S&P 500 Index. Janus Aspen Balanced Portfolio - Institutional Shares is represented by a shaded area of blue. The Lehman Brothers Govt./Corp. Bond Index is represented by a solid black line. The S&P 500 Index is represented by a solid gray line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, September 13, 1993, through December 31, 1998. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Aspen Balanced
Portfolio - Institutional Shares ($25,699) as compared to the Lehman Brothers Govt./Corp. Bond Index ($14,233) and the S&P 500 Index ($29,978).

Average Annual Total Return for the periods ended December 31, 1998 One Year, 34.28% Five Year, 19.11% Since 9/13/93,* 19.53%

Janus Aspen Balanced Portfolio
- Institutional Shares - $25,699

Lehman Brothers Govt./Corp. Bond Index  - $14,233

S&P 500 Index - $29,978

*The Portfolio's inception date.
Source - Lipper Analytical Services, Inc. 1998.

(1) All returns reflect reinvested dividends. The Portfolio's securities may differ significantly from the securities in the Index. Index returns do not include taxes or dividends and interest payments or operating expenses necessary to maintain a portfolio consisting of the same securities that are in the Index. These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The adviser voluntarily waives a portion of the Portfolio's expenses. Without such waiver, the Portfolio's total returns for each class would have been lower. Past performance does not guarantee future results.

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Common Stock - 41.1%
Airlines - 0.3%
      76,025       Ryanair Holdings PLC (ADR)* ............     $      2,869,944

Cable Television - 3.0%
     460,570       Comcast Corp. - Special Class A ........           27,029,702

Chemicals - Diversified - 0.1%
      16,510       Solutia, Inc. ..........................              369,411

Circuits - 2.9%
     135,980       Linear Technology Corp. ................           12,178,709
     249,740       Maxim Integrated Products, Inc.* .......           10,910,516
      90,800       SIPEX Corp.* ...........................            3,189,350

                                                                      26,278,575

Commercial Banks - 1.2%
      43,725       Firstar Corp. ..........................            4,077,356
       5,480       M & T Bank Corp. .......................            2,843,778
      47,180       U.S. Trust Corp. .......................            3,585,680

                                                                      10,506,814

Computer Software - 3.0%
     127,180       Microsoft Corp.* .......................           17,638,276
     193,850       Wind River Systems, Inc.* ..............            9,110,950

                                                                      26,749,226

Computers - Integrated Systems - 0.6%
     188,285       Cadence Design Systems, Inc.* ..........            5,601,479

Computers - Micro - 4.0%
     490,970       Dell Computer Corp.* ...................           35,932,867

Cruise Lines - 2.0%
     160,780       Carnival Corp. .........................     $      7,717,440
     282,515       Royal Caribbean Cruises, Ltd. ..........           10,453,055

                                                                      18,170,495

Electronic Components - Semiconductors - 0.6%
      64,515       Texas Instruments, Inc. ................            5,520,065

Electronic Safety Devices - 0.1%
      33,850       Pittway Corp. - Class A ................            1,119,166

Finance - Investment Bankers/Brokers - 2.7%
     431,620       Charles Schwab Corp. ...................           24,251,649

Finance - Mortgage Loan Banker - 0.7%
      80,120       Fannie Mae .............................            5,928,880

Finance - Other Services - 1.0%
      34,825       HealthCare Financial Partners, Inc.* ...            1,388,647
     131,890       Newcourt Credit Group, Inc. ............            4,593,998
      85,765       Newcourt Credit Group, Inc.
                     - New York Shares ....................            2,996,415

                                                                       8,979,060

Human Resources - 1.3%
     192,380       Robert Half International, Inc.* .......            8,596,981
     145,205       Romac International, Inc.* .............            3,230,811

                                                                      11,827,792

Instruments - Scientific - 1.3%
     329,850       Dionex Corp.* ..........................           12,080,756

Internet Software - 0.3%
      16,400       America Online, Inc.* ..................            2,373,900

See Notes to Schedules of Investments.

                                     Janus Aspen Series / December 31, 1998   23

Janus | Aspen Balanced Portfolio

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Medical - Drugs - 2.8%
      36,820       Pfizer, Inc. ...........................     $      4,618,609
     127,620       Pharmacia & Upjohn, Inc. ...............            7,226,483
      66,740       Schering-Plough Corp. ..................            3,687,385
     128,600       Warner-Lambert Co. .....................            9,669,113

                                                                      25,201,590

Medical Instruments - 0.5%
      65,305       Medtronic, Inc. ........................            4,848,896

Money Center Banks - 1.6%
     354,720       Bank of New York Co., Inc. .............           14,277,480

Multimedia - 0.8%
     197,130       Meredith Corp. .........................            7,466,299

Music/Clubs - 0.2%
      65,230       Steinway Musical Instruments, Inc.* ....            1,695,980

Networking Products - 2.3%
     223,613       Cisco Systems, Inc.* ...................           20,754,082

Optical Supplies - 0.4%
      51,000       Allergan, Inc. .........................            3,302,250

Radio - 2.0%
     149,110       Heftel Broadcasting Corp. - Class A* ...            7,343,668
     381,530       Infinity Broadcasting Corp. - Class A* .           10,444,384

                                                                      17,788,052

Retail - Discount - 1.0%
     124,775       Costco Companies, Inc.* ................            9,007,195

Retail - Internet - 0.7%
      19,925       Amazon.com, Inc.* ......................            6,400,906

Retail - Regional Department Stores - 0.9%
     132,965       Fred Meyer, Inc.* ......................            8,011,141

Schools - 0.3%
      76,860       Apollo Group, Inc. - Class A* ..........            2,603,632

Super-Regional Banks - 0.5%
      56,490       Northern Trust Corp. ...................            4,932,283

Telecommunication Equipment - 1.0%
      75,545       Nokia Oyj (ADR) - Class A ..............            9,098,451

Television - 1.0%
     253,803       Univision Communications, Inc. - Class A*           9,184,496
--------------------------------------------------------------------------------
Total Common Stock (cost $240,347,848) ....................          370,162,514
--------------------------------------------------------------------------------
Corporate Bonds - 23.1%
Advertising Services - 0.4%
$  2,950,000       AKI, Inc., 10.50%
                     senior notes, due 7/1/08+ ............            2,806,187
     377,000       R.H. Donnelly, Inc., 9.125%
                     senior subordinated notes, due 6/1/08               394,436

                                                                       3,200,623

Brewery - 0.6%
   5,350,000       Anheuser-Busch Companies, Inc., 5.65%
                     notes, due 9/15/08 ...................            5,450,312

Cable Television - 7.1%
                   Adelphia Communications Corp.:
$ 10,145,000         9.25%, senior notes, due 10/1/02 .....     $     10,741,019
   9,230,000         8.375%, senior notes, due 2/1/08 .....            9,553,050
   5,140,000       Classic Cable, Inc., 9.875%
                     senior subordinated notes, due 8/1/08             5,345,600
   6,000,000       FrontierVision, 11.00%
                     senior subordinated notes, due 10/15/06           6,637,500
   6,845,000       Galaxy Telecom, L.P., 12.375%
                     senior subordinated notes, due 10/1/05            7,597,950
  11,205,000       Jones Intercable, Inc., 7.625%
                     senior notes, due 4/15/08 ............           11,737,238
   3,000,000       Lenfest Communications, Inc., 7.625%
                     senior notes, due 2/15/08 ............            3,116,250
   6,000,000       Mediacom L.L.C., 8.50%
                     senior notes, due 4/15/08 ............            6,127,500
   2,505,000       Rifkin Acquisition Partners, L.P., 11.125%
                     senior subordinated notes, due 1/15/06            2,739,844

                                                                      63,595,951

Casino Hotels - 0.3%
                   Station Casinos, Inc.:
   1,242,000         9.625%, senior subordinated notes,
                     due 6/1/03 ...........................            1,287,022
   1,222,000         10.125%, senior subordinated notes,
                     due 3/15/06 ..........................            1,276,990

                                                                       2,564,012

Computer Software - 1.4%
   4,353,000       Aspen Technology, Inc., 5.25%
                     subordinated debenture, due 6/15/05+ .            3,057,983
   8,500,000       Wind River Systems, Inc., 5.00%
                     convertible subordinated notes,
                     due 8/1/02 ...........................            9,828,125

                                                                      12,886,108

Computers - Mainframe - 0.2%
   2,000,000       IBM Corp., 6.375%
                     notes, due 6/15/00 ...................            2,032,500

Computers - Memory Devices - 0.7%
   4,000,000       VERITAS Software Corp., 5.25%
                     convertible subordinated notes,
                     due 11/1/04 ..........................            6,320,000

Computers - Micro - 0.9%
   7,900,000       Dell Computer Corp., 6.55%
                     senior notes, due 4/15/08 ............            8,196,250

Cosmetics and Toiletries - 0.5%
   4,000,000       Procter and Gamble Co., 5.25%
                     notes, due 9/15/03 ...................            4,030,000

Cruise Lines - 0.1%
   1,300,000       Royal Caribbean Cruises, Ltd., 7.00%
                     senior notes, due 10/15/07 ...........            1,304,875

Distribution and Wholesale - 0.3%
   3,000,000       Aviation Sales Co., 8.125%
                     company guaranteed notes, due 2/15/08             2,970,000

Diversified Financial Services - 0.2%
   2,000,000       Associates Corp. N.A. 6.75%
                     senior notes, due 7/15/01 ............            2,062,500

See Notes to Schedules of Investments.

24 Janus Aspen Series / December 31, 1998

Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Drug Delivery Systems - 0.9%
$  5,765,000       ALZA Corp., 5.00%
                     convertible subordinated debentures,
                     due 5/1/06 ...........................     $      8,287,187

Fiber Optics - 0.3%
   2,395,000       Metromedia Fiber Network, Inc., 10.00%
                     senior notes, due 11/15/08+ ..........            2,475,831

Food - Canned - 0.5%
   4,500,000       Campbell Soup Co., 4.75%
                     notes, due 10/1/03 ...................            4,426,875

Food - Retail - 0.1%
     631,000       Marsh Supermarkets, Inc., 8.875%
                     company guaranteed notes, due 8/1/07 .              660,184

Hotels and Motels - 0.2%
   1,882,000       Hard Rock Hotel, Inc., 9.25%
                     senior subordinated notes, due 4/1/05             1,882,000

Internet Software - 1.5%
   1,990,000       America Online, Inc., 4.00%
                     convertible subordinated notes,
                     due 11/15/02 .........................           11,181,312

   2,280,000       Exodus Communications, Inc., 11.25%
                     senior notes, due 7/1/08 .............            2,291,400

                                                                      13,472,712

Medical Nursing Home - 0.2%
   1,884,000       HMH Properties, Inc., 7.875%
                     company guaranteed notes, due 8/1/08 .            1,834,545

Multimedia - 1.6%
   8,000,000       Time Warner, Inc., 8.11%
                     notes, due 8/15/06 ...................            9,100,000
                   Walt Disney Co. (The):
   2,000,000         6.375%, senior notes, due 3/30/01 ....            2,055,000
   2,500,000         6.75%, senior notes, due 3/30/06 .....            2,706,250

                                                                      13,861,250

Retail - Building Products - 0.9%
   3,185,000       Home Depot, Inc., 3.25%
                     convertible subordinated notes,
                     due 10/1/01 ..........................            8,368,587

Retail - Diversified - 1.1%
  10,000,000       Falcon Holdings Group L.P., 8.375%
                     debentures, due 4/15/10 ..............           10,275,000

Retail - Music Store - 0.7%
   6,220,000       MTS, Inc., 9.375%
                     senior subordinated notes, due 5/1/05             5,940,100

Retail - Regional Department Stores - 0.6%
   5,000,000       Fred Meyer, Inc., 7.45%
                     company guaranteed notes, due 3/1/08 .            5,400,000

Telecommunication Services - 1.8%
   2,500,000       Global Crossing Holding, Ltd., 9.625%
                     company guaranteed notes, due 5/15/08             2,650,000
  11,500,000       Level 3 Communications, Inc., 9.125%
                     senior notes, due 5/1/08 .............           11,413,750
   1,570,000       Qwest Communications International, Inc.,
                     10.875%, senior notes, due 4/1/07 ....            1,807,462

                                                                      15,871,212
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $190,928,392) .................          207,368,614
--------------------------------------------------------------------------------
Preferred Stock - 19.2%
Cable Television - 5.4%
     275,233       MediaOne Group, Inc., convertible, 4.50%     $     26,147,135
      79,983       TCI Pacific Communications, Inc. .......
                     - Series A, convertible, 5.00% .......           22,505,217

                                                                      48,652,352

Cruise Lines - 3.6%
     282,652       Royal Caribbean Cruises, Ltd.,
                     convertible, 7.25% ...................           32,504,980

Electric - Integrated - 7.5%
     632,525       Houston Industries, Inc., convertible, 7.00%       67,284,847

Medical - Wholesale Drug Distributors - 0.7%
      53,725       McKesson Financing Trust, convertible,
                     5.00% ................................            5,768,722

Radio - 1.3%
     121,918       Chancellor Media Corp., convertible, $3.00         11,323,134

Telecommunication Services - 0.7%
     140,430       Qwest Trends Trust, convertible, 5.75%+             6,600,210
--------------------------------------------------------------------------------
Total Preferred Stock (cost $127,218,327) .................          172,134,245
--------------------------------------------------------------------------------
U.S. Government Obligations - 6.8%
                   U.S. Treasury Notes:
$  8,000,000         6.50%, due 5/15/05 ...................            8,764,480
     525,000         7.00%, due 7/15/06 ...................              599,062
  26,000,000         6.125%, due 8/15/07 ..................           28,446,860
  22,000,000         5.625%, due 5/15/08 ..................           23,477,300
--------------------------------------------------------------------------------
Total U.S. Government Obligations (cost $57,843,028) ......           61,287,702
--------------------------------------------------------------------------------
U.S. Government Agencies - 9.1%
                   Freddie Mac:
  16,000,000         4.50%, 1/4/99 ........................           15,994,000
  66,200,000         4.70%, 1/4/99 ........................           66,174,072
--------------------------------------------------------------------------------
Total U.S. Government Agencies (amortized cost $82,168,072)           82,168,072
--------------------------------------------------------------------------------
Total Investments (total cost $698,505,667) - 99.3% .......          893,121,147
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0 7%          6,636,315
--------------------------------------------------------------------------------
Net Assets - 100% .........................................     $    899,757,462
--------------------------------------------------------------------------------

Summary of Investments by Country, December 31, 1998

Country                       % of Investment Securities          Market Value
--------------------------------------------------------------------------------
Canada                                     0.9%                 $      7,590,412
Finland                                    1.0%                        9,098,451
Ireland                                    0.3%                        2,869,944
United States++                           97.8%                      873,562,340
--------------------------------------------------------------------------------
Total                                    100.0%                 $    893,121,147

++Includes Short-Term Securities (88.6% excluding Short-Term Securities)

See Notes to Schedules of Investments.

                                      Janus Aspen Series / December 31, 1998  25

Janus | Aspen Equity Income Portfolio

[PHOTO]
Blaine P. Rollins
portfolio manager

For the fiscal year ended December 31, 1998, I'm happy to report that Janus Aspen Equity Income Portfolio returned an impressive 46.24% for its
Institutional Shares and 45.55% for its Retirement Shares. In comparison, the S&P 500 Index gained 28.74%.(1)

Despite a series of events that stirred up market volatility and slowed the global economy in the second half, U.S. growth remained steady. In this environment we were able to achieve high returns with below-average volatility, tracking down some of the best income-producing securities the market has to offer.

While a number of companies contributed substantially to the Portfolio's success, those that stand out in my mind include America Online (AOL) and Dell Computer. These, and a handful of our other technology holdings, not only rode out some storms early in the period, but also helped lead a rally near year-end as technology proved to be the U.S. market's strongest growth area.

Our convertible bond position in AOL - the premier name among Internet service providers - became a definite winner for the Portfolio. Practically every business wants to be involved with AOL in some shape or form. And following the completion of its merger with Netscape Communications, a developer of Internet browsers, AOL will reach an even larger audience of people that will include business, residential and college users.

Dell was another standout during the period. By selling made-to-order computers over the phone and Internet and shipping them the same day, Dell continues cutting costs and taking market share from its competitors. Meanwhile, other PC manufacturers are crossing their fingers in hopes of selling their higher-priced products through retail stores.

Cable companies also remain on our list of favorites thanks to the rejuvenation of this business caused by new, value-added services that include digital cable, telephony, video on demand and high-speed Internet access. Among our holdings benefiting from the continued growth of this industry are Comcast Corp., Tele-Communications, Inc. (via the TCI Pacific Communications convertible preferred stocks), and Time Warner, Inc.

While Time Warner was a home run among the Portfolio's cable positions, this media conglomerate is also drawing steady cash flows from its TV broadcasting and syndication businesses. New hit shows like "Felicity" and "Dawson's Creek," as well as reruns of "Seinfeld" and "Friends" are attracting not only more viewers, but also advertising dollars. Time Warner's thriving music and publishing businesses further justify our investment in this company (via Houston Industries convertible preferred stocks).

The Portfolio's pharmaceutical holdings aided our performance, with notable gains from Warner-Lambert and Pfizer. Newcomers to the Portfolio - Pharmacia & Upjohn and Alza - also performed well, gaining from enthusiasm surrounding their two new incontinence drugs.

Royal Caribbean Cruises and Carnival Corporation remain among our favorite positions. However, during the second half, their stocks stumbled briefly from fears of a possible recession. By dropping in at their Miami headquarters, we were able to double-check both companies' stories and walked away feeling reassured their businesses remain very tight. Consequently, we used the sell-off as an opportunity to add to these two positions, which, by year-end, had regained lost ground.

In spite of the Portfolio's solid gains, a few of our holdings failed to meet our high expectations. Household International and UBS were among some of our financial services positions that suffered late in the period. Their fundamentals deteriorated under the weight of several external factors that included credit issues related to economic breakdowns in several emerging economies. We sold these positions at a loss.

Parametric Technology was another disappointment. This company shifted much of its attention toward a new-product rollout and, in doing so, its core business suffered. Consequently, Parametric's earnings fell short of expectations, and its stock dropped sharply. We therefore sold this position at a loss.

Looking ahead, near-term surges in economic growth don't seem likely. The good news is that the global economic slowdown has caused commodity prices to drop and subsequently promoted a worldwide trend toward lower interest rates. In this environment, we believe the financial markets should continue to grow at a moderate pace.

In closing, I'd like to thank you for your continued investment in Janus Aspen Equity Income Portfolio. We look forward to what we hope will be equal if not better returns for the Portfolio in 1999.

Portfolio Asset Mix                   December 31, 1998        December 31, 1997
--------------------------------------------------------------------------------
Equities                                     61.9%                    74.7%
Number of Stocks                                47                       65
Top 10 Equities/Preferred                    39.2%                    28.5%
Fixed-Income Securities
  Investment-Grade
    Corporate Bonds                            --                      7.9%
  High-Yield Corporate Bonds                 12.7%                      --
Preferred  Stock                             21.2%                     6.2%
Cash & Cash  Equivalents                      4.2%                    11.2%
--------------------------------------------------------------------------------
(1) All returns include reinvested dividends.

26  Janus Aspen Series / December 31, 1998

Average Annual Total Return(1)
For the Periods Ended December 31, 1998
--------------------------------------------------------------------------------
Institutional Shares (Inception Date 5/1/97)
  1 Year                                                     46.24%
  From Inception                                             50.20%
--------------------------------------------------------------------------------
S&P 500 Index
  1 Year                                                     28.74%
  From Inception Date of Institutional Shares                31.38%
--------------------------------------------------------------------------------
Retirement Shares (Inception Date 5/1/97)
  1 Year                                                     45.55%
  From Inception                                             49.43%
--------------------------------------------------------------------------------
Note: Performance of the Retirement Shares is lower from the performance shown on this graph for the Institutional Shares, based upon the higher fees paid by shareholders investing in this class.

Performance Overview(1)

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Aspen Equity Income Portfolio - Institutional Shares and the S&P 500 Index. Janus Aspen Equity Income Portfolio - Institutional Shares is represented by a shaded area of blue. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 1, 1997, through December 31, 1998. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Aspen Equity Income Portfolio - Institutional Shares ($19,679) as compared to the S&P 500 Index ($15,778).

Average Annual Total Return
for the periods ended December 31, 1998
One Year, 46.24%
Since 5/1/97,* 50.20%

Janus Aspen Equity Income Portfolio
- Institutional Shares - $19,679

S&P 500 Index - $15,778

*The Portfolio's inception date.
Source - Lipper Analytical Services, Inc. 1998.

(1) All returns reflect reinvested dividends. The Portfolio's securities may differ significantly from the securities in the Index. Index returns do not include taxes or dividends and interest payments or operating expenses necessary to maintain a portfolio consisting of the same securities that are in the Index. These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The adviser voluntarily waives a portion of the Portfolio's expenses. Without such waiver, the Portfolio's total returns for each class would have been lower. Past performance does not guarantee future results.


SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Commom Stock - 61.9%
Cable Television - 4.6%
       1,035       Adelphia Communications Corp. - Class A*     $         47,351
       6,237       Comcast Corp. - Special Class A ........              366,034

                                                                         413,385

Chemicals - Diversified - 0.1%
         215       Solutia, Inc. ..........................                4,811

Circuits - 5.0%
       2,365       Linear Technology Corp. ................              211,815
       4,435       Maxim Integrated Products, Inc.* .......              193,754
       1,425       SIPEX Corp.* ...........................               50,053

                                                                         455,622

Commercial Banks - 2.3%
         575       Firstar Corp. ..........................               53,619
         115       M & T Bank Corp. .......................               59,678
       1,235       U.S. Trust Corp. .......................               93,860

                                                                         207,157

Computer Software - 3.8%
       1,490       Microsoft Corp.* .......................              206,644
       2,845       Wind River Systems, Inc.* ..............              133,715

                                                                         340,359

Computers - Integrated Systems - 1.3%
       3,880       Cadence Design Systems, Inc.* ..........              115,430

Computers - Micro - 4.0%
       4,925       Dell Computer Corp.* ...................              360,448

Cruise Lines - 3.0%
       4,025       Carnival Corp. .........................     $        193,200
       2,168       Royal Caribbean Cruises, Ltd. ..........               80,216

                                                                         273,416

Electronic Components - Semiconductors - 0.9%
         985       Texas Instruments, Inc. ................               84,279

Finance - Investment Bankers/Brokers - 4.2%
       6,757       Charles Schwab Corp. ...................              379,659

Finance - Mortgage Loan Banker - 0.9%
       1,060       Fannie Mae .............................               78,440

Finance - Other Services - 1.1%
       1,520       Newcourt Credit Group, Inc. ............               52,945
       1,350       Newcourt Credit Group, Inc. ............
                     - New York Shares ....................               47,166

                                                                         100,111

Human Resources - 1.3%
       2,580       Robert Half International, Inc.* .......              115,294

Instruments - Scientific - 2.3%
       5,730       Dionex Corp.* ..........................              209,861

Medical - Drugs - 5.5%
         610       American Home Products Corp. ...........               34,351
         800       Pfizer, Inc. ...........................              100,350
       1,830       Pharmacia & Upjohn, Inc. ...............              103,624
       2,170       Schering-Plough Corp. ..................              119,893
       1,900       Warner-Lambert Co. .....................              142,856

                                                                         501,074

See Notes to Schedules of Investments.

                                       Janus Aspen Series/ December 31, 1998  27

Janus | Aspen Equity Income Portfolio

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Medical Instruments - 0.7%
         835       Medtronic, Inc. ........................     $         61,999

Money Center Banks - 4.0%
       9,095       Bank of New York Co., Inc. .............              366,074

Multimedia - 0.9%
       2,125       Meredith Corp. .........................               80,484

Networking Products - 3.0%
       2,920       Cisco Systems, Inc.* ...................              271,012

Optical Supplies - 0.8%
       1,115       Allergan, Inc. .........................               72,196

Radio - 4.1%
       3,335       Heftel Broadcasting Corp. - Class A* ...              164,249
       7,665       Infinity Broadcasting Corp. - Class A* .              209,829

                                                                         374,078

Retail - Discount - 2.2%
       2,815       Costco Companies, Inc.* ................              203,208

Retail - Internet - 1.1%
         320       Amazon.com, Inc.* ......................              102,800

Retail - Regional Department Stores - 1.0%
       1,475       Fred Meyer, Inc.* ......................               88,869

Super-Regional Banks - 0.6%
         575       Northern Trust Corp. ...................               50,204

Telecommunication Equipment - 1.3%
         980       Nokia Oyj (ADR) - Class A ..............              118,029

Television - 1.9%
       4,697       Univision Communications, Inc. - Class A*             169,973
--------------------------------------------------------------------------------
Total Commom Stock (cost $3,887,110) ......................            5,598,272
--------------------------------------------------------------------------------
Corporate Bonds - 12.7%
Cable Television - 0.4%
$     35,000       Classic Cable, Inc., 9.875%
                     senior subordinated notes, due 8/1/08                36,400

Computer Software - 5.8%
     193,000       Aspen Technology, Inc., 5.25%
                     subordinated debentures, due 6/15/05 .              135,582
     140,000       Beyond.com Corp., 7.25%
                     subordinated notes, due 12/1/03 ......              173,950
     185,000       Wind River Systems, Inc., 5.00%
                     convertible subordinated notes,
                     due 8/1/02 ...........................              213,906

                                                                         523,438

Computers - Memory Devices - 0.9%
      50,000       VERITAS Software Corp., 5.25%
                     convertible subordinated notes,
                     due 11/1/04 ..........................               79,000

Drug Delivery Systems - 2.0%
     125,000       ALZA Corp., 5.00%
                     convertible subordinated debentures,
                     due 5/1/06 ...........................              179,687

Fiber Optics - 0.1%
       7,000       Metromedia Fiber Network, Inc., 10.00%
                     senior notes, due 11/15/08 ...........                7,236

Human Resources - 0.7%
      75,000       Interim Services, Inc., 4.50%
                     subordinated notes, due 6/1/05 .......               65,719

Internet Software - 1.9%
$     25,000       America Online, Inc., 4.00%
                     convertible subordinated notes,
                     due 11/15/02 .........................     $        140,469
      25,000       Exodus Communications, Inc., 11.25%
                     senior notes, due 7/1/08 .............               25,125

                                                                         165,594

Retail - Building Products - 0.9%
      30,000       Home Depot, Inc., 3.25%
                     convertible subordinated notes,
                     due 10/1/01 ..........................               78,825
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $927,630) .....................            1,135,899
--------------------------------------------------------------------------------
Preferred Stock - 21.2%
Cable Television - 5.0%
       2,910       MediaOne Group, Inc., convertible, 4.50%              276,450
         600       TCI Pacific Communications, Inc.
                     - Series A, convertible, 5.00% .......              168,825

                                                                         445,275

Cruise Lines - 3.4%
       2,700       Royal Caribbean Cruises, Ltd.,
                     convertible, 7.25% ...................              310,500

Electric - Intergrated - 8.2%
       6,975       Houston Industries, Inc., convertible, 7.00%          741,966

Medical - Wholesale Drug Distributors - 1.0%
         870       McKesson Financing Trust,
                     convertible, 5.00% ...................               93,416

Radio - 2.9%
       2,792       Chancellor Media Corp., convertible, $3.00            259,307

Telecommunication Services - 0.7%
       1,400       Qwest Trends Trust, convertible, 5.75% .               65,800
--------------------------------------------------------------------------------
Total Preferred Stock (cost $1,458,459) ...................            1,916,264
--------------------------------------------------------------------------------
U.S. Government Agency - 2.5%
                   Freddie Mac
$    230,000         4.70%, 1/4/99 (amortized cost $229,910)             229,910
--------------------------------------------------------------------------------
Total Investments (total cost $6,503,109) - 98.3% .........            8,880,345
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 1 7%            156,472
--------------------------------------------------------------------------------
Net Assets - 100% .........................................     $      9,036,817
--------------------------------------------------------------------------------

Summary of Investments by Country, December 31, 1998

Country                       % of Investment Securities          Market Value
--------------------------------------------------------------------------------
Canada                                     1.1%                 $        100,111
Finland                                    1.3%                          118,029
United States++                           97.6%                        8,662,205
--------------------------------------------------------------------------------
Total                                    100.0%                 $      8,880,345

++Includes Short-Term Securities (95.0% excluding Short-Term Securities)

See Notes to Schedules of Investments.

28  Janus Aspen Series / December 31, 1998

                                       Janus | Aspen Growth and Income Portfolio

[PHOTO]
David J. Corkins
portfolio manager

Since its inception on May 1, 1998, Janus Aspen Growth and Income Portfolio has posted solid returns for investors in spite of extreme volatility that occurred in the second half of the year. For the period ended December 31, 1998, the Portfolio returned 19.80% for its Institutional Shares and 19.40% for its Retirement Shares. In comparison, the S&P 500 Index gained 11.72%.(1)

The first three months of the Portfolio's operation were generally constructive for stocks and bonds, as both the Dow Jones Industrial Average and the S&P 500 Index pushed into new high ground in July following a brief period of consolidation. From August through mid-October, however, the stock and bond markets were derailed by several factors. These included increasing concerns about the effects of the Asian financial crisis on the U.S. economy, fears about the Brazilian banking system and Russia's unexpected devaluation of its currency and default on its debt. Consequently, the popular stock averages declined approximately 20% from their highs, while many individual stocks experienced considerably greater losses.

Fixed-income investments were also hit hard, with the exception of U.S. Treasuries, which were seen as a safe haven. In the fourth quarter, however, U.S. bond and equity markets rebounded sharply, primarily in response to three cuts in short-term interest rates by the Federal Reserve Board. The year ended on a strong note, with the Dow hovering near record highs and the S&P 500 Index breaking through the 1200 barrier in December.

My approach to picking stocks is bottom-up; that is, I look at the merits of individual companies rather than at big-picture, macroeconomic factors. However, low inflation is one big-picture consideration that heavily influences what I do. Low inflation makes it difficult for companies to raise prices. This means that in order to increase earnings, most firms have to grow their sales or cut costs. In choosing stocks to add to the Portfolio, therefore, I'm looking for companies that can offer one or more of the following benefits: pricing power, sales growth, or the ability to lower costs. Mergers and acquisitions are one avenue for increasing top-line growth and cutting costs; that's why we're seeing so many mergers in virtually all sectors of the economy. Technology offers another important method of cutting costs. In taking all of these factors into account, I try to anticipate opportunities and exemplify Wayne Gretsky's advice to "Go to where the puck is going to be, not to where it is."

Two areas that were helpful to the Portfolio's performance were technology and cable television. In technology, Dell Computer was a big winner. Dell has an outstanding management team and has been extremely effective at marketing computers online. In cable, At Home is a provider of Internet connections through cable TV, a far more convenient method of accessing the Internet than dialing an Internet service provider.

As for stocks that hurt performance, Monsanto comes to mind. The company's planned merger with American Home Products fell apart, damaging the stock price in the process. We consequently liquidated our position in Monsanto. Another underperformer, BankAmerica, suffered from turmoil in upper management and problems regarding the company's merger with NationsBank. Despite these set backs my long-term outlook for BankAmerica persuaded me to hold on to this position.

Looking ahead, I see continued slow economic growth with no outright recession, low interest rates, and benign inflation - in other words, a reasonably favorable environment for stocks and bonds. In terms of the Portfolio, I take the "growth" part of the equation seriously and share many of the proven techniques employed by other Janus managers. I also try to manage risk by limiting the size of our positions. To achieve its income goals and provide downside protection, the Portfolio generally holds a number of stocks that pay dividends, as well as selected preferred stocks and fixed-income securities.

As always, thank you for your continued investment in Janus Aspen Growth and Income Portfolio.

Portfolio Asset Mix                         December 31, 1998
--------------------------------------------------------------------------------
Equities                                          83.3%
Number of Stocks                                     73
Top 10 Equities                                   31.1%
Fixed-Income Securities                            0.7%
Cash & Cash Equivalents                           16.0%
--------------------------------------------------------------------------------

(1) All returns include reinvested dividends.

                                      Janus Aspen Series / December 31, 1998  29

Cumulative Total Return(1)
For the Periods Ended December 31, 1998
--------------------------------------------------------------------------------
Institutional Shares (Inception Date 5/1/98)
From Inception                                               19.80%
--------------------------------------------------------------------------------
S&P 500 Index
From Inception Date of Institutional Shares                  11.72%
--------------------------------------------------------------------------------
Retirement Shares (Inception Date 5/1/98)
From Inception                                               19.40%
--------------------------------------------------------------------------------
Note: Performance of the Retirement Shares is lower from the performance shown on this graph for the Institutional Shares, based upon the higher fees paid by shareholders investing in this class.

Performance Overview(1)

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Aspen Growth and Income Portfolio - Institutional Shares and the S&P 500 Index. Janus Aspen Growth and Income Portfolio - Institutional Shares is represented by a shaded area of blue. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x"
axis reflects the computation periods from inception, May 1, 1998, through December 31, 1998. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Aspen Growth and Income Portfolio - Institutional Shares ($11,980) as compared to the S&P 500 Index ($11,172).

Cumulative Total Return
for the periods ended December 31, 1998
Since 5/1/98,* 19.80%

Janus Aspen Growth and Income Portfolio
- Institutional Shares - $11,980

S&P 500 Index - $11,172


*The Portfolio's inception date.
Source - Lipper Analytical Services, Inc. 1998.

(1) All returns reflect reinvested dividends. The Portfolio's securities may differ significantly from the securities in the Index. Index returns do not include taxes or dividends and interest payments or operating expenses necessary to maintain a portfolio consisting of the same securities that are in the Index. These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The adviser voluntarily waives a portion of the Portfolio's expenses. Without such waiver, the Portfolio's total returns for each class would have been lower. Past performance does not guarantee future results.

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Common Stock - 79.1%
Advertising Sales - 0.9%
       2,000       Outdoor Systems, Inc.* .................     $         60,000

Agricultural Operations - 0.2%
         420       Delta and Pine Land Co. ................               15,540

Automotive - Cars and Light Trucks - 0.9%
         600       Ford Motor Co. .........................               35,212
         500       Renault S.A ............................               22,467

                                                                          57,679

Beverages - Non-Alcoholic - 0.5%
         800       Coca-Cola Enterprises, Inc. ............               28,600

Broadcast Services and Programming - 0.5%
         675       Tele-Communications Liberty Media
                     Group, Inc. - Class A* ...............               31,092

Cable Television - 5.3%
       3,600       Comcast Corp. - Special Class A ........              211,275
       1,300       Cox Communications, Inc. - Class A* ....               89,862
         300       MediaOne Group, Inc. ...................               14,100
         500       Tele-Communications, Inc. - Class A* ...               27,656

                                                                         342,893

Circuits - 0.7%
       1,000       Maxim Integrated Products, Inc.* .......               43,687

Commercial Banks - 2.5%
       1,700       Firstar Corp. ..........................              158,525

Computer Software - 4.4%
       1,700       Microsoft Corp.* .......................     $        235,769
       1,000       Wind River Systems, Inc.* ..............               47,000

                                                                         282,769

Computers - Micro - 2.6%
       2,250       Dell Computer Corp.* ...................              164,672

Containers - Paper and Plastic - 0.3%
         400       Sealed Air Corp.* ......................               20,425

Cruise Lines - 0.9%
       1,500       Royal Caribbean Cruises, Ltd. ..........               55,500

Diversified Financial Services - 0.9%
       1,100       Citigroup, Inc. ........................               54,450

Diversified Operations - 5.1%
       2,000       General Electric Co. ...................              204,125
       1,600       Tyco International, Ltd. ...............              120,700

                                                                         324,825

Drug Delivery Systems - 1.2%
       1,100       Elan Corp. PLC (ADR)* ..................               76,519

Electronic Components - Semiconductors - 1.3%
         500       Intel Corp. ............................               59,281
         300       Texas Instruments, Inc. ................               25,669

                                                                          84,950

Finance - Consumer Loans - 0.4%
         600       Household International, Inc. ..........               23,775

Finance - Credit Card - 1.9%
       1,200       American Express Co. ...................              122,700

See Notes to Schedules of Investments.

30  Janus Aspen Series / December 31, 1998

                                       Janus | Aspen Growth and Income Portfolio

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Finance - Investment Bankers/Brokers - 1.0%
       1,125       Charles Schwab Corp. ...................     $         63,211

Finance - Mortgage Loan Banker - 0.9%
         800       Fannie Mae .............................               59,200

Finance - Other Services - 0.7%
       1,300       Newcourt Credit Group, Inc.
                     - New York Shares ....................               45,419

Internet Content - 0.8%
         300       At Home Corp. - Class A* ...............               22,275
         715       InfoSpace.com, Inc.* ...................               27,260

                                                                          49,535

Internet Software - 2.9%
       1,300       America Online, Inc.* ..................              188,175

Investment Companies - 1.4%
       3,900       Tele-Communications TCI Ventures
                     Group - Class A* .....................               91,894

Life and Health Insurance - 1.0%
         800       SunAmerica, Inc. .......................               64,900

Medical - Drugs - 12.6%
         445       American Home Products Corp. ...........               25,059
         700       Bristol-Myers Squibb Co. ...............               93,669
       1,000       Eli Lilly and Co. ......................               88,875
         700       Merck & Co., Inc. ......................              103,381
       1,400       Pfizer, Inc. ...........................              175,613
       2,300       Pharmacia & Upjohn, Inc. ...............              130,238
       1,000       Schering-Plough Corp. ..................               55,250
       1,800       Warner-Lambert Co. .....................              135,338

                                                                         807,423

Medical Instruments - 0.3%
         300       Medtronic, Inc. ........................               22,275

Money Center Banks - 1.5%
       1,300       BankAmerica Corp. ......................               78,162
          64       UBS A.G ................................               19,664

                                                                          97,826

Multi-Line Insurance - 0.9%
         190       American Bankers Insurance Group, Inc. .                9,191
       1,100       Assicurazioni Generali .................               46,032

                                                                          55,223

Multimedia - 5.3%
       1,200       CBS Corp. ..............................               39,300
       3,700       Time Warner, Inc. ......................              229,631
       1,000       Viacom, Inc. - Class B* ................               74,000

                                                                         342,931

Networking Products - 3.9%
       2,700       Cisco Systems, Inc.* ...................              250,594

Optical Supplies - 1.0%
       1,000       Allergan, Inc. .........................               64,750

Radio - 1.3%
         500       Chancellor Media Corp.* ................               23,937
       1,025       Infinity Broadcasting Corp. - Class A* .               28,059
         500       Jacor Communications, Inc.* ............               32,188

                                                                          84,184

Retail - Building Products - 1.3%
       1,400       Home Depot, Inc. .......................               85,662

Retail - Discount - 1.6%
       1,400       Costco Companies, Inc.* ................     $        101,062

Retail - Regional Department Stores - 1.5%
       1,600       Fred Meyer, Inc.* ......................               96,400

Savings/Loan/Thrifts - 0.1%
       1,000       Thistle Group Holdings Co. .............                9,625

Telecommunication Equipment - 3.2%
         800       Lucent Technologies, Inc. ..............               88,000
       1,000       Nokia Oyj (ADR) - Class A ..............              120,438

                                                                         208,438

Telecommunication Services - 0.8%
         140       Global Crossing, Ltd.* .................                6,318
       5,000       Telecom Italia S.p.A ...................               42,662

                                                                          48,980

Telephone - Long Distance - 2.8%
       2,500       MCI WorldCom, Inc.* ....................              179,375

Tobacco - 1.2%
       1,500       Philip Morris Companies, Inc. ..........               80,250

Transportation - Air Freight - 0.6%
         400       FDX Corp.* .............................               35,600
--------------------------------------------------------------------------------
Total Common Stock (cost $4,121,889) ......................            5,081,533
--------------------------------------------------------------------------------
Corporate Bonds - 0.7%
Cable Television - 0.3%
$      1,000       Mediacom L.L.C., 8.50%
                     senior notes, due 4/15/08  ...........                1,021
      15,000       Rifkin Acquisition Partners, L.P., 11.125%
                     senior subordinated notes, due 1/15/06               16,406

                                                                          17,427

Distribution and Wholesale - 0.1%
       8,000       Aviation Sales Co., 8.125%
                     company guaranteed notes, due 2/15/08                 7,920

Metal Processors and Fabricators - 0%
       2,000       Haynes International, Inc. 11.625%
                     senior notes, due 9/1/04 .............                1,860

Music/Clubs - 0.1%
       5,000       Selmer Co., Inc., 11.00%
                     senior subordinated notes, due 5/15/05                5,344

Retail - Diversified - 0%
       2,000       Eye Care Centers of America, Inc., 9.125%
                     senior subordinated notes, due 5/1/08+                1,920

Retail - Regional Department Stores - 0.1%
       7,000       Fred Meyer, Inc., 7.45%
                     company guaranteed notes, due 3/1/08 .                7,560

Telecommunication Services - 0.1%
       3,000        Level 3 Communications, Inc., 9.125%
                     senior notes, due 5/1/08 .............                2,978
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $44,963) ......................               45,009
--------------------------------------------------------------------------------
Preferred Stock - 4.2%
Automotive - Cars and Light Trucks - 0.4%
          10       Porsche A.G ............................               22,816

Automotive - Truck Parts and Equipment - 0.5%
         528       Federal-Mogul Financial Trust,
                     convertible, 7.00% ...................               34,650

See Notes to Schedules of Investments

                                      Janus Aspen Series / December 31, 1998  31

Janus | Aspen Growth and Income Portfolio

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Cable Television - 2.0%
                   MediaOne Group, Inc., convertible:
         490         4.50% ................................     $         46,550
         225         6.25% ................................               14,962
         225       TCI Pacific Communications, Inc.,
                     - Series A, convertible, 5.00% .......               63,309

                                                                         124,821

Cruise Lines - 0.1%
          70       Royal Caribbean Cruises, Ltd., convertible,
                     7.25% ................................                8,050

Electric - Integrated - 1.0%
         600       Houston Industries, Inc., convertible, 7.00%           63,825

Radio - 0.2%
         165       Chancellor Media Corp., convertible, $3.00             15,324
--------------------------------------------------------------------------------
Total Preferred Stock (cost $224,655) .....................              269,486
--------------------------------------------------------------------------------
U.S. Government Agency - 18.7%
$  1,200,000       Freddie Mac
                     4.70%, 1/4/99
                     (amortized cost $1,199,530) ..........            1,199,530
--------------------------------------------------------------------------------
Total Investments (total cost $5,591,037) - 102.7% ........            6,595,558
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (2.7%)        (170,606)
--------------------------------------------------------------------------------
Net Assets - 100% .........................................     $      6,424,952
--------------------------------------------------------------------------------

Summary of Investments by Country, December 31, 1998

Country                       % of Investment Securities          Market Value
--------------------------------------------------------------------------------
Canada                                     0.7%                 $         45,419
Finland                                    1.8%                          120,438
France                                     0.3%                           22,467
Germany                                    0.4%                           22,816
Ireland                                    1.2%                           76,519
Italy                                      1.4%                           88,694
Switzerland                                0.3%                           19,664
United States++                           93.9%                        6,199,541
--------------------------------------------------------------------------------
Total                                    100.0%                 $      6,595,558

++Includes Short-Term Securities (75.8% excluding Short-Term Securities)

See Notes to Schedules of Investments.

32  Janus Aspen Series / December 31, 1998

                                         Janus | Aspen Flexible Income Portfolio

[PHOTO]
Ronald V. Speaker
portfolio manager

For the 12 months ended December 31, 1998, Janus Aspen Flexible Income Portfolio slightly trailed the Lehman Brothers Government/Corporate Bond Index, returning 9.11% for its Institutional Shares and 8.58% for its Retirement Shares. In comparison, the Index returned 9.47% for the same period.(1)

The Portfolio's diversified investment approach served it well throughout the first half of the year, which was characterized by rising stock and bond prices. In the third quarter, however, the markets did an about-face, as investors sought quality and safety, and avoided risk. Increasing concerns about the effect of the Asian financial crisis on the U.S. economy, fears about the Brazilian banking system and Russia's devaluation of its currency and default on its debt all contributed to dislocations in the financial markets. This, in turn, caused certain strategies employed by a number of large hedge funds to backfire. As the hedge funds were forced to unwind many of their positions, the spread, or difference, between the yields on corporate bonds and the yields on Treasuries widened considerably. While the Portfolio's positions in Treasury securities benefited from this turn of events, its corporate holdings were hurt by them, particularly the high-yield issues.

In the fourth quarter, equity markets rebounded strongly, primarily in response to three cuts in short-term interest rates by the Federal Reserve Board. The Dow Jones Industrial Average rallied back to a new all-time high close of 9374.27 on November 23, while the S&P 500 Index crossed the 1200 mark for the first time in December. The bond market's reaction to the rate cuts was mixed, with high-yield bonds responding favorably while Treasuries softened from their precrisis levels because of investor perceptions that the economy had been saved by Fed Chairman Alan Greenspan.

Like the markets of 1998, my strategy can be understood as having three distinct phases. For the first half of the year, I pursued a diversification strategy that included extensive participation in the high-yield market, as well as in investment-grade corporates and Treasuries. In late summer, quality became a much higher priority for the Portfolio, and I reduced higher-risk assets in favor of those with lower risk. Within the high-yield sector, for instance, I cut back our overall exposure and upgraded the quality of many of our holdings. When the markets settled down and prices began to rally in the fourth quarter, I increased our high-yield exposure somewhat but maintained a strong emphasis on quality.

The supermarket industry was one area in which the Portfolio had a number of successes during the period. Fred Meyer, the Portfolio's single largest corporate bond holding, recently agreed to be acquired by Kroger, a higher-rated, less-leveraged bond. This helped the Fred Meyer bond outperform. In another consolidation move, J. Sainsbury took over Star Markets, aiding our position in the latter's bonds for the same reason.

In cable telephony, our holdings in TCI Communications benefited from that company's acquisition by AT&T and the stability of cash flow investors anticipate from the union. Telecommunications was another strong sector for the Portfolio. One name that stood out was Qwest Communications International, whose bonds were helped when the company entered into an attractive joint venture with Microsoft.

On the other hand, Metricom was one holding that proved disappointing. This bond suffered from a slower-than-anticipated rollout of the company's technology, as well as from the overall modest valuations investors accorded the securities of companies in the small-capitalization category. However, we continued to hold this bond in view of the quality of Metricom's wireless technology and the prospects for its imminent nationwide rollout.

Overall, I look for economic growth in the U.S. and abroad to be slower in 1999 than it was in 1998, as the Asian financial crisis continues to result in slower earnings growth for multinational companies with Asian exposure. However, I see no recession on the horizon any time soon. A scenario of moderate economic growth, low inflation and low interest rates should be supportive of bond investments.

Thank  you  for  your  continued  investment  in  Janus  Aspen  Flexible  Income
Portfolio.

Portfolio Asset Mix                   December 31, 1998        December 31, 1997
--------------------------------------------------------------------------------
Investment-Grade
  Corporate Bonds                            37.1%                    26.9%
High-Yield/High-Risk Bonds                   26.5%                    39.9%
Long Term U.S. Government
  Obligations and Agencies                   23.8%                    20.9%
Preferred Stock                               2.4%                     0.6%
Cash & Cash Equivalents                      10.2%                    11.7%
--------------------------------------------------------------------------------
Portfolio Profile
--------------------------------------------------------------------------------
Weighted Average Maturity                 8.7 Yrs.                 9.2 Yrs.
Average Modified Duration*                6.0 Yrs.                 5.8 Yrs.
30-Day Average Yield
  Institutional Shares**                     6.21%                    6.85%
  Retirement Shares**                        5.70%                    6.32%
Average Rating                                  A+                     BBB+
--------------------------------------------------------------------------------
*A theoretical measure of price volatility.
**Yields will fluctuate.

(1) All returns include reinvested dividends.


                                      Janus Aspen Series / December 31, 1998  33

Average Annual Total Return(1)
For the Periods Ended December 31, 1998
--------------------------------------------------------------------------------
Institutional Shares (Inception Date 9/13/93)
  1 Year                                                      9.11%
  5 Year                                                     10.32%
  From Inception                                              9.87%
--------------------------------------------------------------------------------
Lehman Brothers Govt./Corp. Bond Index
  1 Year                                                      9.47%
  5 Year                                                      7.30%
  From Inception Date of Institutional Shares                 6.90%
--------------------------------------------------------------------------------
Retirement Shares (Inception Date 5/1/97)
  1 Year                                                      8.58%
  5 Year (unaudited)                                          9.77%
  From Portfolio Inception (unaudited)                        9.29%
--------------------------------------------------------------------------------
Returns shown for Retirement Shares for periods prior to their inception are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Retirement Shares.

Note: Performance of the Retirement Shares is lower from the performance shown on this graph for the Institutional Shares, based upon the higher fees paid by shareholders investing in this class.

Performance Overview(1)

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Aspen Flexible Income Portfolio - Institutional Shares and the Lehman Brothers Govt./Corp. Bond Index. Janus Aspen Flexible Income Portfolio -
Institutional Shares is represented by a shaded area of blue. The Lehman Brothers Govt./Corp. Bond Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, September 13, 1993, through December 31, 1998. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Aspen Flexible Income Portfolio - Institutional Shares ($16,456) as compared to the Lehman Brothers Govt./Corp. Bond Index ($14,233).

Average Annual Total Return
for the periods ended December 31, 1998
One Year, 9.11%
Five Year, 10.32%
Since 9/13/93,* 9.87%

Janus Aspen Flexible Income Portfolio
- Institutional Shares - $16,456

Lehman Brothers Govt./Corp. Bond Index - $14,233

*The Portfolio's inception date.
Source - Lipper Analytical Services, Inc. 1998.

(1) All returns reflect reinvested dividends. The Portfolio's securities may differ significantly from the securities in the Index. Index returns do not include taxes or dividends and interest payments or operating expenses necessary to maintain a portfolio consisting of the same securities that are in the Index. These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Past performance does not guarantee future results.

SCHEDULE OF INVESTMENTS

Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Corporate Bonds - 62.0%
Automotive - Truck Parts and Equipment - 0.4%
$    500,000       Safelite Glass Corp., 9.875%
                     senior subordinated notes, due 12/15/06+   $        463,750

Beverages - Non-Alcoholic - 1.2%
   1,500,000       Coca-Cola Enterprises, Inc., 6.95%
                     debentures, due 11/15/26 .............            1,608,750

Brewery - 0.8%
   1,000,000       Anheuser-Busch Companies, Inc., 5.65%
                     notes, due 9/15/08 ...................            1,018,750

Broadcast Services and Programming - 0.8%
   1,000,000       Fox/Liberty Networks L.L.C., 8.875%
                     senior notes, due 8/15/07 ............            1,020,000

Cable Television - 4.7%
     250,000       Adelphia Communications Corp., 9.50%
                     senior notes, due 2/15/04 ............              265,000
     500,000       Century Communications Corp., 8.375%
                     senior notes, due 12/15/07 ...........              537,500
     500,000       Galaxy Telecom, L.P., 12.375%
                     senior subordinated notes, due 10/1/05              555,000
   1,000,000       Jones Intercable, Inc., 7.625%
                     senior notes, due 4/15/08 ............            1,047,500
   1,000,000       Lenfest Communications, 7.625%
                     senior notes, due 2/15/08 ............            1,038,750
                   TCI Communications, Inc.:
   1,000,000         6.375%, senior notes, due 5/1/03 .....            1,035,000
   1,500,000         6.875%, senior notes, due 2/15/06 ....            1,601,250

                                                                       6,080,000

Casino Hotels - 1.3%
$  1,250,000       Venetian Casino Resort L.L.C., 12.25%
                     company guaranteed notes, due 11/15/04     $      1,171,875
     500,000       Santa Fe Hotel, Inc., 11.00%
                     first mortgage notes, due 12/15/00 ...              485,625

                                                                       1,657,500

Casino Services - 0.4%
     500,000       Isle of Capri Black Hawk L.L.C., 13.00%
                     first mortgage bonds, due 8/31/04 ....              530,000

Cellular Telecommunications - 1.0%
   1,250,000       360(degree) Communications Co., 6.65%
                     notes, due 1/15/08 ...................            1,320,312

Chemicals - Speciality - 0.3%
     350,000       Praxair, Inc., 6.625%
                     notes, due 10/15/07 ..................              357,000

Commercial Banks - 3.4%
   1,500,000       Bank One Texas, 6.25%
                     subordinated notes, due 2/15/08 ......            1,569,375
   1,000,000       First Union National Bank,
                     5.80%, subordinated notes, due 12/1/08            1,010,000
     700,000       HUBCO, Inc., 8.20%
                     subordinated debentures, due 9/15/06 .              763,000
   1,000,000       Provident Trust I Corp., 8.29%
                     company guaranteed notes, due 4/15/28             1,125,000

                                                                       4,467,375

See Notes to Schedules of Investments.

34  Janus Aspen Series / December 31, 1998

                                         Janus | Aspen Flexible Income Portfolio

Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Computers - Integrated Systems - 0.2%
$    250,000       Candescent Technologies Corp., 7.00%
                     convertible senior subordinated
                     debentures, due 5/1/03+ ..............     $        220,000

Computers - Mainframe - 2.1%
                   IBM Corp.:
   1,500,000         6.45%, notes, due 8/1/07 .............            1,610,625
   1,000,000         7.00%, debentures, due 10/30/25 ......            1,108,750

                                                                       2,719,375

Consumer Products - 0.2%
     450,000       Spin Cycle, Inc., zero coupon
                     senior discount notes, due 5/1/05 ....              243,131

Containers - Metal and Glass - 0.2%
     250,000       Crown Cork & Seal Co., Inc., 7.00% company
                     guaranteed notes, due 12/15/06 .......              263,750

Cruise Lines - 0.8%
   1,000,000       Royal Caribbean Cruises, Ltd., 7.00%
                     senior notes, due 10/15/07 ...........            1,003,750

Distribution and Wholesale - 0.3%
     445,000       Aviation Sales Co., 8.125%
                     company guaranteed notes, due 2/15/08               440,550

Diversified Operations - 1.0%
   1,250,000       Seagram, Joseph E. & Sons, Inc., 6.80%
                     company guaranteed notes, due 12/15/08            1,250,000

Drug Delivery Systems - 0.1%
     100,000       Biovail Corporation International, Inc.,
                     10.875%, senior notes, due 11/15/05+ .              101,500

Electric - Integrated - 0.9%
     600,000       El Paso Electric Co., 9.40%
                     first mortgage bonds, due 5/1/11 .....              695,250
     500,000       National Rural Utilities, 5.75%
                     notes, due 12/1/08 ...................              501,250

                                                                       1,196,500

Electronic Components - Semiconductors - 0.4%
     500,000       Motorola, Inc., 5.80%
                     notes, due 10/15/08 ..................              510,000

Fiber Optics - 1.0%
   1,250,000       Metromedia Fiber Network, Inc., 10.00%
                     senior notes, due 11/15/08+ ..........            1,292,188

Finance - Auto Loans - 3.3%
                   Ford Motor Credit Corp.:
   1,000,000         5.125%, notes, due 10/15/01 ..........              993,750
   1,000,000         5.375%, notes, due 10/15/02 ..........              995,000
   1,000,000         6.75%, notes, due 8/15/08 ............            1,082,500
                   General Motors Acceptance Corp.:
     400,000         5.75%, notes, due 11/10/03 ...........              401,500
     750,000         6.125%, notes, due 1/22/08 ...........              765,000

                                                                       4,237,750

Food - Diversified - 0.7%
     750,000       Ralston Purina Co., 7.875%
                     debentures, due 6/15/25 ..............              863,438

Food - Retail - 3.2%
$    500,000       Marsh Supermarkets, Inc., 8.875%
                     company guaranteed notes, due 8/1/07 .     $        523,125
     910,000       Pantry, Inc., 10.25%
                     company guaranteed notes, due 10/15/07              946,400
                   Safeway, Inc.:
     450,000         5.875%, notes, due 11/15/01 ..........              451,687
   1,400,000         6.50%, notes, due 11/15/08 ...........            1,438,500
     725,000       Star Markets Co., Inc., 13.00%
                     senior subordinated notes, due 11/1/04              815,625

                                                                       4,175,337

Funeral Services and Related Items - 0.4%
     250,000       Loewen Group, Inc., 7.60%
                     company guaranteed notes, due 6/1/08 .              201,563
     250,000       Service Corporation International, 7.70%
                     notes, due 4/15/09 ...................              276,875

                                                                         478,438

Home Furnishings - 0.3%
     390,000       Lifestyle Furnishings International, Inc.,
                     10.875%, company guaranteed notes,
                     due 8/1/06 ...........................              428,025

Hotels and Motels - 0.4%
     500,000       Marriot International, Inc., 6.625%
                     notes, due 11/15/03+ .................              501,250
Industrial Audio and Visual Products - 0.1%
     100,000       Unifrax Investment Corp., 10.50%
                     senior notes, due 11/1/03 ............              102,000

Insurance Brokers - 0.3%
     500,000       SIG Capital Trust I, 9.50%
                     company guaranteed notes, due 8/15/27               415,000

Life and Health Insurance - 0.6%
     742,000       Delphi Financial Group, Inc., 8.00%
                     senior notes, due 10/1/03 ............              792,085

Manufacturing - 0.4%
     500,000       Day International Group, Inc., 11.125%
                     senior notes, due 6/1/05 .............              510,000

Multimedia - 2.7%
     250,000       News America Holdings, Inc., 7.70%
                     debentures, due 10/30/25 .............              270,000
                   Time Warner, Inc.:
   1,000,000         8.18%, notes, due 8/15/07 ............            1,157,500
   1,000,000         6.95%, company guaranteed notes,
                     due 1/15/28 ..........................            1,053,750
   1,000,000       Walt Disney Co. (The), 6.75%
                     senior notes, due 3/30/06 ............            1,082,500

                                                                       3,563,750

Music/Clubs - 0.4%
     150,000       Selmer Co., Inc., 11.00%
                     senior subordinated notes, due 5/15/05              160,312
     880,000       V2 Music Holdings PLC, zero coupon
                     senior discount notes, due 4/15/08+ ..              415,985

                                                                         576,297

See Notes to Schedules of Investments.

                                      Janus Aspen Series / December 31, 1998  35

Janus | Aspen Flexible Income Portfolio

Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Networking Products - 0.4%
 $   500,000       Anixter International, Inc., 8.00%
                     company guaranteed notes, due 9/15/03      $        528,125

Office Automation and Equipment - 0.4%
     500,000       Dictaphone Corp., 11.75%
                     senior subordinated notes, due 8/1/05               486,250

Paint and Related Products - 0.4%
     500,000       Sherwin-Williams Co., 6.85%
                     notes, due 2/1/07 ....................              545,000

Physical Therapy and Rehabilitation Centers - 2.4%
                   HEALTHSOUTH Corp.:
   1,500,000         9.50%, senior subordinated notes,
                     due 4/1/01 ...........................            1,552,500
   1,500,000         7.00%, senior notes, due 6/15/08 .....            1,498,125

                                                                       3,050,625

Property and Casualty Insurance - 0.7%
     500,000       First American Capital Trust, 8.50%
                     company guaranteed notes, due 4/15/12               586,250
     350,000       Orion Capital Corp., 7.25%
                     senior notes, due 7/15/05 ............              371,437

                                                                         957,687

Radio - 0.4%
     440,000       Chancellor Media Corp., 9.00%
                     senior subordinated notes, due 10/1/08              466,400

Recreational Centers - 1.1%
   1,500,000       Bally Total Fitness Holding Corp., 9.875%
                     senior subordinated notes, due 10/15/07           1,466,250

Reinsurance - 0.4%
     500,000       Veritas Capital Trust, 10.00%
                     company guaranteed notes, due 1/1/28 .              455,000

Retail - Regional Department Stores - 4.4%
                   Fred Meyer, Inc.:
   2,000,000         7.15%, company guaranteed notes,
                     due 3/1/03 ...........................            2,080,000
   3,385,000         7.45%, company guaranteed notes,
                     due 3/1/08 ...........................            3,655,800

                                                                       5,735,800

Retail - Restaurants - 2.6%
     500,000       Carrols Corp., 9.50%
                     senior subordinated notes, due 12/1/08+             508,750
   1,500,000       McDonald's Corp., 6.375%
                     debentures, due 1/8/28 ...............            1,561,875
     500,000       Perkins Family Restaurant, L.P., 10.125%
                     senior notes, due 12/15/07 ...........              533,125
     250,000       ROMACORP Inc., 12.00%
                     senior notes, due 7/1/06+ ............              244,687
     500,000       Tricon Global Restaurants, Inc., 7.65%
                     senior notes, due 5/15/08 ............              525,000

                                                                       3,373,437

Satellite Telecommunications - 0.6%
     250,000       Digital Television Services L.L.C., 12.50%
                     company guaranteed notes, due 8/1/07 .              271,250
     500,000       PanAmSat Corp., 6.375%
                     notes, due 1/15/08 ...................              506,250

                                                                         777,500

Savings/Loan/Thrifts - 1.3%
                   Local Financial Corp.
$  1,650,000         11.00%, senior notes, due 9/8/04+ ....     $      1,668,563

Security Services - 0.8%
   1,000,000       Protection One Alarm Monitor, Inc., 7.375%
                     senior notes, due 8/15/05+ ...........            1,032,500

Super - Regional Banks - 1.6%
   2,000,000       Mellon Financial Co., 6.375%
                     subordinated notes, due 2/15/10 ......            2,097,500

Telecommunications Equipment - 0.7%
     480,000       Filtronic PLC, 10.00%
                     senior notes, due 12/1/05+ ...........              478,800
     500,000       Global Tele-Systems, Ltd., 9.875%
                     senior notes, due 2/15/05 ............              475,625

                                                                         954,425

Telecommunications Services - 3.1%
   2,000,000       LCI International, Inc., 7.25%
                     senior notes, due 6/15/07 ............            2,055,000
     750,000       Level 3 Communications, Inc., 9.125%
                     senior notes, due 5/1/08 .............              744,375
     750,000       Metricom, Inc., 8.00%
                     convertible subordinated notes,
                     due 9/15/03 ..........................              480,000
     600,000       Talton Holdings, Inc., 11.00%
                     company guaranteed notes, due 6/30/07               569,250
     225,000       Versatel Telecom B.V., 13.25%
                     notes, due 5/15/08+ ..................              223,313

                                                                       4,071,938

Telephone - Integrated - 1.6%
     300,000       Dobson Wireline Co., 12.25%
                     senior notes, due 6/15/08 ............              276,750
     750,000       NEXTLINK Communications, Inc., 10.75%
                     senior notes, due 11/15/08+ ..........              768,750
   1,000,000       Qwest Communications International, Inc.,
                     7.50%, senior notes, due 11/1/08+ ....            1,043,750

                                                                       2,089,250

Telephone - Local - 0.4%
     500,000       Bellsouth Telecommunication, Inc., 6.375%
                     debentures, due 6/1/28 ...............              518,750

Telephone - Long Distance - 1.7%
     500,000       Esprit Telecom Group PLC, 11.50%
                     senior notes, due 12/15/07 ...........              514,375
                   MCI Worldcom, Inc.:
     500,000         6.40%, senior notes, due 8/15/05 .....              518,750
   1,000,000         7.75%, notes, due 4/1/07 .............            1,123,750

                                                                       2,156,875

Television - 2.3%
   1,050,000       Dialog Corp. PLC, 11.00%
                     senior subordinated notes, due 11/15/07           1,042,125
                   News America, Inc.:
     750,000         6.625%, senior notes, due 1/9/08 .....              770,625
   1,000,000         7.30%, debentures, due 4/30/28 .......            1,028,750
     150,000       Pegasus Media Communications, 12.50%
                     notes, due 7/1/05 ....................              164,625

                                                                       3,006,125

See Notes to Schedules of Investments.

36  Janus Aspen Series / December 31, 1998

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Trucking and Leasing - 0.4%
$    500,000       Ryder System, Inc., 6.60%
                     notes, due 11/15/05 ..................     $        505,625
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $78,890,024) ..................           80,351,176
--------------------------------------------------------------------------------
Foreign Bonds - 1.6%
CAD
   2,000,000       Canadian National Government, 6.00%
                     debentures, due 6/1/08** .............            1,409,428
DEM
   1,000,000       Esprit Telecom Group PLC, 11.50%
                     senior notes, due 12/15/07** .........              606,415
--------------------------------------------------------------------------------
Total Foreign Bonds (cost $1,985,972) .....................            2,015,843
--------------------------------------------------------------------------------
Preferred Stocks - 2.4%
Computer Software - 0.6%
         851       Concentric Network Corp. - Series B, 13 50%           714,840

Savings/Loan/Thrifts - 0.8%
      35,000       Chevy Chase Savings, 13.00% ............            1,050,000

Telecommunications Services - 1.0%
      30,000       Qwest Trends Trust, convertible, 5.75%+             1,410,000
--------------------------------------------------------------------------------
Total Preferred Stocks (cost $3,104,871) ..................            3,174,840
--------------------------------------------------------------------------------
Warrants - 0%
Consumer Products - 0%
         450       Spin Cycle, Inc. - expires 5/1/05* .....                    0

Music/Clubs - 0%
         880       V2 Music Holdings PLC
                     -  expires 4/15/08*,+ ................                    0
--------------------------------------------------------------------------------
Total Warrants (cost $0) ..................................                    0
--------------------------------------------------------------------------------
U.S. Government Obligations - 22.3%
                   U.S. Treasury Notes:
$  3,000,000         4.625%, due 12/31/00 .................            3,004,200
  10,000,000         6.125%, due 8/15/07 ..................           10,941,100
  13,500,000         5.625%, due 5/15/08** ................           14,406,525
     500,000         4.75%, due 11/15/08 ..................              503,575
--------------------------------------------------------------------------------
Total U.S. Government Obligations (cost $27,991,868) ......           28,855,400
--------------------------------------------------------------------------------
U.S. Government Agencies - 9.2%
                   Federal Home Loan Bank System
   2,000,000         5.125%, due 9/15/03 ..................            2,003,560
                   Freddie Mac
  10,000,000         4.70%, 1/4/99 ........................            9,996,083
--------------------------------------------------------------------------------
Total U.S. Government Agencies (cost $12,017,847) .........           11,999,643
--------------------------------------------------------------------------------
Total Investments (total cost $123,990,582) - 97.5% .......          126,396,902
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 2 5%          3,197,240
--------------------------------------------------------------------------------
Net Assets - 100% .........................................     $    129,594,142
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Financial Futures - Short
90 Contracts       U.S. Treasury - 10 year bond, expires
                     March 1999, principal amount
                     $10,741,913 value $10,724,063,
                     cumulative appreciation ..............     $         17,850
--------------------------------------------------------------------------------

Summary of Investments by Country, December 31, 1998

Country                       % of Investment Securities          Market Value
--------------------------------------------------------------------------------
Canada                                     1.1%                 $      1,409,428
United Kingdom                             1.2%                        1,536,775
United States++                           97.7%                      123,450,699
--------------------------------------------------------------------------------
Total                                    100.0%                 $    126,396,902

++Includes Short-Term Securities (89.8% excluding Short-Term Securities)

Forward Currency Contracts, Open at December 31, 1998

Currency Sold and                  Currency            Currency     Unrealized
Settlement Date                  Units Sold     Value in $ U.S.    Gain/(Loss)
--------------------------------------------------------------------------------
Canadian Dollar 10/8/99           2,040,000         $ 1,335,166      ($16,198)
German Deutschemark
  3/5/99                            825,000             496,988       (29,221)
--------------------------------------------------------------------------------
Total                                               $ 1,832,154      ($45,419)

See Notes to Schedules of Investments.

                                      Janus Aspen Series / December 31, 1998  37

Janus | Aspen High-Yield Portfolio

Sandy R. Rufenacht
portfolio manager

Extreme volatility in the stock and bond markets during the second half of the year provided a difficult backdrop for high-yield securities in 1998. For the 12 months ended December 31, 1998, Janus Aspen High-Yield Portfolio posted a return of 1.26% for the Institutional Shares and 0.67% for the Retirement Shares. By contrast, the Lehman Brothers High-Yield Bond Index returned 1.60% for the same period.(1)

In the first half of the year, the high-yield market benefited from strength in the stock market, with which it shares a close correlation. However, an excess supply of new high-yield issuance limited gains for much of the category. Furthermore, from August through October, the markets were roiled by increasing concerns regarding the effects of the Asian financial crisis on the U.S. economy and fears about the Brazilian banking system. Investors were also caught off guard by Russia's devaluation of its currency and default on its debt. In particular, a number of large hedge funds were forced to liquidate many of their highly leveraged positions. As they did so, the spread, or difference, between the yields on corporate bonds and the yields on Treasuries widened considerably. At the same time, increased volatility caused many investors to shift assets out of riskier investments and into those considered to be safer. High-yield bonds were particularly hurt by this turn of events.

In the fourth quarter, U.S. bond and equity markets rebounded sharply, primarily in response to three cuts in short-term interest rates by the Federal Reserve Board. The high-yield market participated in this recovery, although not nearly to the same extent as investment-grade bonds, as many investors continued to avoid investments perceived to be risky.

Throughout the year our strategy has been to try to shield the Portfolio from the effects of the Asian slowdown by emphasizing the bonds of companies with primarily U.S.-based businesses. At the same time, we avoided companies that tend to be adversely affected by low-cost Asian imports of industrial materials such as steel, paper, and chemicals. In the third and fourth quarters, we also upgraded many of the Portfolio's holdings with higher-quality issues.

For example, in October, as investors demanded higher spreads to compensate for what they perceived to be a riskier investment environment, the difference between yields on investment-grade bonds and yields on Treasuries widened to the extent that the former were trading roughly 300 basis points above the curve - very close to the 350-basis-point spread at which high-yield issues were trading. We took advantage of this dislocation in the markets to add some BB- and BBB-rated issues to the Portfolio, thereby improving quality without sacrificing much yield potential. Finally, we sharpened our focus on buying the bonds of larger, public companies because they tend to be more capable of withstanding liquidity crunches of the sort we had just experienced. In short, we took quite a few defensive steps to protect our investors during the year.

The supermarket industry performed well for the Portfolio during 1998. One example was Star Markets, which was purchased by J. Sainsbury - a London-based company. The acquisition benefited our Star Markets holdings because of the higher-rated, less-leveraged status of its acquirer. Another holding that did well was Isle of Capri. The company is building a casino in Black Hawk, Colorado, not far from Denver. Because of our proximity to it, we were able to monitor this project very closely, and the issue did well for us. On the downside, Telegroup is a telecommunications company that experienced liquidity problems during the fall. Sparkling Spring Water Group also hurt performance, as the company saw a decline in demand for its bottled water.

My outlook calls for the economy to grow at a much slower pace, though not enough to bring on a recession. Together with low inflation and interest rates, moderate economic growth should provide a reasonably positive environment for both stocks and high-yield bonds. However, the markets will continue to punish companies that miss their earnings estimates. Therefore, it will be important going forward to be vigilant about buying quality and keeping in close touch with management about a company's prospects.
As always, thank you for your continued investment in Janus Aspen High-Yield Portfolio.

Portfolio Profile                    December 31, 1998         December 31, 1997
--------------------------------------------------------------------------------
Weighted Average Maturity                 5.1 Yrs.                 6.8 Yrs.
Average Modified Duration*                3.7 Yrs.                 4.5 Yrs.
30-Day Average Yield
  Institutional Shares**                     8.31%                    8.10%
    Without Reimbursement**                    N/A                    7.04%
  Retirement Shares**                        7.89%                    7.68%
    Without Reimbursement**                    N/A                    6.60%
Average Rating                                   B                       B+
--------------------------------------------------------------------------------
*A theoretical measure of price volatility.
** Yields will fluctuate.

(1) All returns include reinvested dividends.

38  Janus Aspen Series / December 31, 1998

Average Annual Total Return(1)
For the Periods Ended December 31, 1998
--------------------------------------------------------------------------------
Institutional Shares (Inception Date 5/1/96)
  1 Year                                                      1.26%
  From Inception                                             10.97%
--------------------------------------------------------------------------------
Lehman Brothers High-Yield Bond Index
  1 Year                                                      1.60%
  From Inception Date of Institutional Shares                 7.15%
--------------------------------------------------------------------------------
Retirement Shares (Inception Date 5/1/97)
  1 Year                                                      0.67%
  From Portfolio Inception (unaudited)                        8.25%
--------------------------------------------------------------------------------
Returns shown for Retirement Shares for periods prior to their inception are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Retirement Shares.

Note: Performance of the Retirement Shares is lower from the performance shown on this graph for the Institutional Shares, based upon the higher fees paid by shareholders investing in this class.

Performance Overview(1)

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Aspen High-Yield Portfolio - Institutional Shares and the Lehman Brothers High-Yield Bond Index. Janus Aspen High-Yield Portfolio - Institutional Shares is represented by a shaded area of blue. The Lehman Brothers High-Yield Bond Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 1, 1996, through December 31, 1998. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Aspen High-Yield Portfolio
- Institutional Shares ($13,184) as compared to the Lehman Brothers High-Yield Bond Index ($12,508).

Average Annual Total Return
for the periods ended December 31, 1998
One Year, 1.26%
Since 5/1/96,* 10.97%

Janus Aspen High-Yield Portfolio
- Institutional Shares - $13,184

Lehman Brothers
High-Yield Bond Index - $12,508

*The Portfolio's inception date.
Source - Lipper Analytical Services, Inc. 1998.

(1) All returns reflect reinvested dividends. The Portfolio's securities may differ significantly from the securities in the Index. Index returns do not include taxes or dividends and interest payments or operating expenses necessary to maintain a portfolio consisting of the same securities that are in the Index. These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The adviser voluntarily waives a portion of the Portfolio's expenses. Without such waiver, the Portfolio's total returns for each class would have been lower. Past performance does not guarantee future results.

SCHEDULE OF INVESTMENTS

Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Corporate Bonds - 64.6%
Advertising Services - 0.4%
$     13,000       Outsourcing Services Group, 10.875%
                     senior subordinated notes, due 3/1/06+     $         12,317

Auto Repair Centers - 3.3%
     100,000       Diamond Triumph Autoglass, Inc., 9.25%
                     senior notes, due 4/1/08+ ............               99,000

Building - Heavy Construction - 0.5%
      15,000       Iron Age Corp., 9.875%
                     company guaranteed notes, due 5/1/08 .               13,650

Building - Residential and Commercial - 0.9%
      28,000       Toll Corp., 9.50%
                     senior subordinated notes, due 3/15/03               28,350

Building and Construction Products - 0.8%
      25,000       Generac Portable Products, L.L.C., 11.25%
                     senior subordinated notes, due 7/1/06                24,750

Cable Television - 3.7%
      15,000       Adelphia Communications Corp., 8.375%
                     senior notes, due 2/1/08+ ............               15,525
      50,000       Classic Cable, Inc., 9.875%
                     senior subordinated notes, due 8/1/08+               52,000
      25,000       Fundy Cable, Ltd., 11.00%
                     senior notes, due 11/15/05 ...........               26,563
       5,000       Galaxy Telecom, L.P., 12.375%
                     senior subordinated notes, due 10/1/05                5,550
      10,000       Rifkin Acquisition Partners, L.P., 11.125%
                     senior subordinated notes, due 1/15/06               10,937

                                                                         110,575

Casino Hotels - 2.1%
$     30,000       Santa Fe Hotel, Inc., 11.00%
                     first mortgage notes, due 12/15/00 ...     $         29,138
      10,000       Station Casinos, Inc., 10.125%
                     senior subordinated notes, due 3/15/06               10,450
      25,000       Venetian Casino Resort, L.L.P., 12.25%
                     company guaranteed notes, due 11/15/04               23,437

                                                                          63,025

Casino Services - 1.8%
      50,000       Isle of Capri Black Hawk, L.L.C., 13.00%
                     first mortgage bonds, due 8/31/04 ....               53,000

Cellular Telecommunications - 0.3%
      25,000       Telesystem International Wireless, Inc., zero
                     coupon, senior discount notes, due 11/1/07            9,344

Containers - Metal and Glass - 0.5%
      15,000       Ball Corp., 7.75%
                     senior notes, due 8/1/06 .............               15,750

Containers - Paper and Plastic - 1.2%
      35,000       Plastic Containers, Inc., 10.00%
                     senior notes, due 12/15/06 ...........               36,706

Distribution and Wholesale - 1.7%
      50,000       Aviation Sales Co., 8.125%
                     company guaranteed notes, due 2/15/08                49,500

Electric - Integrated - 0.9%
      25,000       Niagara Mohawk Power Corp., 7.75%
                     senior notes, due 10/1/08 ............               27,062

See Notes to Schedules of Investments

                                      Janus Aspen Series / December 31, 1998  39

Janus | Aspen High-Yield Portfolio

Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Fiber Optics - 0.4%
$     10,000       Metromedia Fiber Network, Inc., 10.00%
                     senior notes, due 11/15/08 ...........     $         10,337

Finance - Other Services - 0.2%
      20,000       SF Holdings Group, Inc., zero coupon
                     senior notes, due 3/15/08 ............                6,575

Food - Diversified - 2.1%
      85,000       Richmont Marketing Specialists, Inc.,
                     10.125%, senior subordinated notes,
                     due 12/15/07+ ........................               62,688

Food - Retail - 1.7%
      45,000       Star Markets Co., Inc., 13.00%
                     senior subordinated notes, due 11/1/04               50,625

Gambling-Non Hotel Casinos - 1.8%
      25,000       Casino America, Inc., 12.50%
                     senior notes, due 8/1/03 .............               27,750
      25,000       Lady Luck Gaming Corp., 11.875%
                     first mortgage notes, due 3/1/01 .....               25,500

                                                                          53,250

Hotels and Motels - 1.2%
      35,000       Hard Rock Hotel, Inc., 9.25%
                     senior subordinated notes, due 4/1/05                35,000

Instruments - Controls - 1.2%
      35,000       Imo Industries, Inc., 11.75%
                     senior subordinated notes, due 5/1/06                36,225

Internet Software - 1.7%
      50,000       Exodus Communications, Inc., 11.25%
                     senior notes, due 7/1/08 .............               50,250

Machinery - General Industrial - 1.4%
      40,000       Fairfield Manufacturing Co., Inc., 11.375%
                     senior subordinated notes, due 7/1/01                41,000

Manufacturing - 3.0%
      80,000       Foamex International, Inc., 13.50%
                     senior subordinated notes, due 8/15/05+              90,400

Medical - Hospital - 0.9%
      25,000       Tenet Healthcare Corp., 8.125%
                     senior subordinated notes, due 12/1/08+              25,844

Medical Products - 0.2%
       6,000       Universal Hospital Service, Inc., 10.25%
                     senior notes, due 3/1/08+ ............                5,273

Music/Clubs - 1.1%
      15,000       SFX Entertainment, Inc., 9.125%
                     company guaranteed notes, due 2/1/08 .               14,925
      40,000       V2 Music Holdings PLC, zero coupon
                     senior discount notes, due 4/15/08+ ..               18,908

                                                                          33,833

Oil  Companies - Exploration and Production - 0.7%
      20,000       Nuevo Energy Co., 9.50%
                     senior subordinated notes, due 4/15/06               19,550

Physical Therapy and Rehabilitation Centers - 0.5%
      15,000       HEALTHSOUTH Corp., 6.875%
                     senior notes, due 6/15/05 ............               15,169

Publishing - Books - 1.2%
$     35,000       TransWestern Publishing Company, L.P.,
                     9.625%, senior subordinated notes,
                     due 11/15/07+ ........................     $         36,444

Radio - 1.4%
      39,000       SFX Broadcasting, Inc., 10.75%
                     senior subordinated notes, due 5/15/06               42,997

Reinsurance - 0.3%
      10,000       Veritas Holdings GmbH, 9.625%
                     senior notes, due 12/15/03 ...........                9,975

Retail - Convenience Stores - 0.7%
      20,000       Core-Mark International, Inc., 11.375%
                     senior subordinated notes, due 9/15/03               20,350

Retail - Discount - 1.7%
      52,000       Pamida,Inc., 11.75%
                     senior subordinated notes, due 3/15/03               49,660

Retail - Diversified - 1.1%
      35,000       Eye Care Centers of America, Inc., 9.125%
                     senior subordinated notes, due 5/1/08+               33,600

Retail - Drug Store - 0.8%
      25,000       Community Distributors, Inc., 10.25%
                     company guaranteed notes, due 10/15/04               24,250

Retail - Internet - 1.4%
      60,000       Amazon.com, Inc., zero coupon
                     senior discount notes, due 5/1/08 ....               40,200

Retail - Mail Order - 1.5%
      40,000       Herff Jones, Inc., 11.00%
                     senior subordinated notes, due 8/15/05               43,500

Satellite Telecommunications - 1.4%
      25,000       Digital Television Services, L.L.C., 12 50%
                     company guaranteed notes, due 8/1/07 .               27,125
      15,000       Echostar Communications Corp., 12.875%
                     senior discount notes, due 6/1/04 ....               15,394

                                                                          42,519

Savings/Loan/Thrifts - 2.5%
      75,000       Local Financial Corp., 11.00%
                     senior notes, due 9/8/04+ ............               75,844

Telecommunication Services - 7.2%
      15,000       Focal Communications Corp., 12.125%
                     senior discount notes, due 2/15/08 ...                7,838
      15,000       Global Crossing Holding, Ltd., 9.625%
                     company guaranteed notes, due 5/15/08                15,900
      50,000       IDT Corp., 8.75%
                     senior notes, due 2/15/06 ............               46,125
      88,000       Level 3 Communications, Inc., 9.125%
                     senior notes, due 5/1/08 .............               87,340
      15,000       RSL Communications PLC, 10.50%
                     senior notes, due 11/15/08 ...........               14,550
      25,000       SBA Communications Corp., zero coupon
                     senior discount notes, due 3/1/08 ....               14,594
      47,000       Telegroup, Inc., zero coupon
                     senior discount notes, due 11/1/04 ...               27,671

                                                                         214,018

See Notes to Schedules of Investments.

40  Janus Aspen Series / December 31, 1998

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Telephone - Integrated - 2.3%
$     25,000       Dobson Wireline Co., 12.25%
                     senior notes, due 6/15/08 ............     $         23,062
      30,000       Intermedia Communications, Inc.,
                     zero coupon, senior discount notes,
                     due 7/15/07 ..........................               20,962
      25,000       NEXTLINK Communications, Inc., 10.75%
                     senior notes, due 11/15/08 ...........               25,625

                                                                          69,649

Telephone - Local - 1.1%
      50,000       e.Spire Communications, Inc., zero coupon
                     senior discount notes, due 4/1/06 ....               34,000

Television - 0.4%
      10,000       Price Communications Corp., 11.75%
                     senior subordinated notes, due 7/15/07               10,525

Textile - Products - 0.9%
      20,000       Glenoit Corp., 11.00%
                     company guaranteed notes, due 4/15/07                18,700
      30,000       Steel Heddle Group, Inc., zero coupon
                     debentures, due 6/1/09+ ..............                9,562

                                                                          28,262

Transportation - Services - 1.0%
      30,000       Atlantic Express, Inc., 10.75%
                     company guaranteed notes, due 2/1/04 .               30,450

Water - 0.8%
      25,000       Sparkling Spring Water Group, 11.50%
                     senior subordinated notes, due 11/15/07              24,750

Wire and Cable Products - 0.7%
      20,000       International Wire Group, Inc., 11.75%
                     senior subordinated notes, due 6/1/05                21,200
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $2,013,981) ...................            1,931,241
--------------------------------------------------------------------------------
Preferred Stock - 3.0%
Savings/Loan/Thrifts - 0.6%
         600       Chevy Chase Savings - Series A, 13.00% .               18,000

Telecommunication Services - 2.4%
       1,500       Qwest Trends Trust, convertible, 5.75%+                70,500
--------------------------------------------------------------------------------
Total Preferred Stock (cost $81,225) ......................               88,500
--------------------------------------------------------------------------------
Common Stock - 0%
          40       SF Holdings Group, Inc. * (cost $0) ....     $              0
--------------------------------------------------------------------------------
Warrants - 0%
          40       V2 Music Holdings PLC
                     - expires 4/15/08*,+ (cost $0) .......                    0
--------------------------------------------------------------------------------
U.S. Government Obligations - 3.3%
                   U.S. Treasury Notes:
$     50,000         4.25%, due 11/15/03 ..................               49,340
      50,000         4.75%, due 11/15/08 ..................               50,358
--------------------------------------------------------------------------------
Total U.S. Government Obligations (cost $100,678) .........               99,698
--------------------------------------------------------------------------------
U.S Government Agency - 28.3%
                   Freddie Mac
     845,000         4.70%, 1/4/99 (amortized cost $844,669)             844,669
--------------------------------------------------------------------------------
Total Investments (total cost $3,040,553) - 99.2% .........            2,964,108
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0 8%             23,639
--------------------------------------------------------------------------------
Net Assets - 100% .........................................     $      2,987,747
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

                                      Janus Aspen Series / December 31, 1998  41

Janus | Aspen Money Market Portfolio

[PHOTO]
Sharon S. Pichler
portfolio manager

For the fiscal year ended December 31, 1998, Aspen Money Market Portfolio returned 5.36% for the Institutional Shares and 4.85% for the Retirement Shares.(1) The seven-day current yield, as of December 31, 1998, was 4.87% and 4.40% for the Institutional and Retirement Shares, respectively.

During the first half of the year, the Federal Reserve continued to hold interest rates steady while closely monitoring an economy that seemed to be successfully combining strong growth and benign inflation. For this reason, domestic market volatility in the first and second quarters was driven primarily by investor perceptions that the Asian crisis could have a negative impact on U.S. growth and corporate earnings. However, financial turmoil in the Far East was generally a positive for the markets because it kept global inflationary pressures in check. This positive turned into a negative in the third quarter when renewed problems in Asia and financial deterioration in Russia triggered a worldwide economic slowdown. Federal Reserve policy shifted dramatically in response to these events, resulting in a trio of interest rate cuts that ultimately drove U.S. money markets forward.

Early in the year, my strategy was to invest primarily in very short-term obligations, which are influenced more by changes in the federal funds rate than by broader market forces. Despite the market developments in the latter part of the year, I haven't substantially changed this strategy or significantly extended the maturity of the Portfolio. However, I did purchase some longer-term paper that will maintain a higher yield in a declining interest rate environment. Overall, our performance has benefited from our strict discipline of detailed credit analysis and our careful evaluation of each company's risk-reward characteristics.

Going forward, we'll continue to invest in shorter-term maturities as long as the global outlook remains somewhat uncertain. At this time, market consensus is that the Federal Reserve will probably continue lowering interest rates to maintain stability in the U.S. markets. We could see another .25% reduction in rates by next spring. I believe we're positioned to capitalize on this possibility, while also retaining the flexibility that will allow us to react to any changes that might arise in the economic landscape.

In closing, I'd like to thank you for your continued investment in Janus Aspen Money Market Portfolio.

Average Annual Total Return(1)
For the Periods Ended December 31, 1998
--------------------------------------------------------------------------------
Institutional Shares (Inception Date 5/1/95)
  1 Year                                                      5.36%
  From Inception                                              5.25%
--------------------------------------------------------------------------------
Retirement Shares (Inception Date 5/1/97)
  1 Year                                                      4.85%
  From Inception (unaudited)                                  4.37%
--------------------------------------------------------------------------------
Returns shown for Retirement Shares for periods prior to their inception are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Retirement Shares.

(1) All returns reflect reinvested dividends.

An investment in the Portfolio(s) is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio(s) seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

42  Janus Aspen Series / December 31, 1998

SCHEDULE OF INVESTMENTS

Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Short-Term Corporate Notes - 23.0%
$  2,300,000       Countrywide Home Loans, Inc.
                     5.25%, 1/29/99 .......................     $      2,290,608
   2,000,000       Credit Suisse First Boston
                     4.875%, 5/7/99 .......................            1,965,875
   2,000,000       General Electric Capital Corp.
                     5.09%, 3/10/99 .......................            1,980,771
   2,000,000       Morgan Stanley Group, Inc.
                     4.92%, 3/26/99 .......................            1,977,040
     680,000       UBS Financial Corp.
                     5.17%, 1/8/99 ........................              679,317
--------------------------------------------------------------------------------
Total Short-Term Corporate Notes (amortized cost $8,893,611)           8,893,611
--------------------------------------------------------------------------------
Taxable Variable Rate Demand Notes - 24.5%
   3,000,000       Asset Partners, Inc.
                     5.20%, 11/1/27 .......................            3,000,000
     750,000       Chicago, Illinois Industrial Development
                     Revenue, (BTI, Inc. Project), Series B,
                     Variable Rate, 5.20%, 9/1/27 .........              750,000
   2,140,000       Kentucky Economic Development
                     Financing Authority Hospital Facilities
                     Revenue, (Highlands Regional Project),
                     Series B, Variable Rate, 5.75%, 8/1/03            2,140,000
   1,605,000       Michigan State Strategic Fund Limited
                     Obligation Revenue, (Wade Trim Group),
                     Variable Rate, 5.20%, 12/1/16 ........            1,605,000
   2,000,000       New York State Housing Finance Agency
                     Revenue, (750 Sixth Avenue Project),
                     Series B, Variable Rate, 5.25%, 11/1/31           2,000,000
--------------------------------------------------------------------------------
Total Taxable Variable Rate Demand Notes (cost $9,495,000)             9,495,000
--------------------------------------------------------------------------------
Floating Rate Notes - 24.0%
   2,000,000       American Honda Finance Corp.
                     5.3568%, 5/7/99+ .....................            1,999,264
   1,264,000       Barclays Bank PLC of New York
                     5.4856%, 6/2/99 ......................            1,263,260
   2,000,000       CIT Group, Inc.
                     4.93%, 11/2/99 .......................            1,999,673
   2,000,000       Citicorp
                     5.45%, 11/23/99 ......................            2,003,508
   2,000,000       Goldman Sachs Group, L.P.
                     5.2596%, 2/1/99+ .....................            1,999,938
--------------------------------------------------------------------------------
Total Floating Rate Notes (cost $9,265,643) ...............            9,265,643
--------------------------------------------------------------------------------
Certificate of Deposit - 5.2%
$  2,000,000       Credit Agricole Indosuez
                     5.75%, 4/16/99 (cost $2,003,332) .....     $      2,003,332
--------------------------------------------------------------------------------
Put Bond - 7.1%
   2,765,000       Aurora, Colorado Centretch Metropolitan
                     District, Series B, Variable Rate, 5.65%,
                     12/1/99 (cost $2,765,000) ............            2,765,000
--------------------------------------------------------------------------------
Bank Notes - 5.2%
   2,000,000       Morgan Guaranty Trust Co.
                     5.75%, 10/8/99 (cost $2,014,204) .....            2,014,204
--------------------------------------------------------------------------------
Repurchase Agreement - 12.7%
   4,920,000       ABN AMRO Securities, Inc., 5.15%,
                     dated 12/31/98, maturing 1/4/99, to
                     be repurchased at $4,920,704,
                     collateralized by $4,823,474 in
                     Government National Mortgage
                     Association, 6.4945%, 2/20/28 with
                     a value of $5,018,401 (cost $4,920,000)           4,920,000
--------------------------------------------------------------------------------
Total Investments (total cost $39,356,790) - 101.7% .......           39,356,790
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (1.7%)        (655,533)
--------------------------------------------------------------------------------
Net Assets - 100% .........................................     $     38,701,257
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

                                      Janus Aspen Series / December 31, 1998  43

Statements of | Operations

                                                          Janus Aspen   Janus Aspen   Janus Aspen   Janus Aspen
For the fiscal year or period               Janus Aspen   Aggressive     Capital     International   Worldwide    Janus Aspen
ended December 31, 1998                       Growth        Growth     Appreciation      Growth       Growth        Balanced
(all numbers in thousands)                   Portfolio     Portfolio     Portfolio     Portfolio     Portfolio     Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Investment Income:
  Interest                                   $   3,648     $     808     $     226     $   1,482     $  10,446     $  13,219
  Dividends                                      3,904         1,531            81         2,535        22,161         4,408
  Foreign tax withheld                           (124)          (75)            --         (308)       (2,535)          (55)
------------------------------------------------------------------------------------------------------------------------------------
Total Investment Income                          7,428         2,264           307         3,709        30,072        17,572
------------------------------------------------------------------------------------------------------------------------------------
Expenses:
  Advisory fees                                  5,145         4,160           181         1,548        14,485         4,021
  Transfer agent fees and expenses                   2             8            --            --            24             4
  Registration fees                                 59             8             9            56            61             6
  System fees                                       16            20            11            14            20            21
  Custodian fees                                   120           126            21           366         1,361            75
  Insurance expense                                 10             8            --             2            21             3
  Audit fees                                        16             8            11            18             7             8
  Distribution fees - Retirement Shares             --            --            --            --             4             9
  Administrative fees - Retirement Shares           --            --            --            --             4             9
  Other expenses                                    10             6             5             5            19             7
------------------------------------------------------------------------------------------------------------------------------------
Total Expenses                                   5,378         4,344           238         2,009        16,006         4,163
Expense and Fee Offsets                           (11)          (21)           (1)           (3)          (19)          (19)
Net Expenses                                     5,367         4,323           237         2,006        15,987         4,144
Excess Expense Reimbursement                        --            --            --            --            --            --
Net Expenses After Reimbursement                 5,367         4,323           237         2,006        15,987         4,144
Net Investment Income/(Loss)                     2,061       (2,059)            70         1,703        14,085        13,428
------------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/
  (Loss) on Investments:
  Net realized gain/(loss) from
    securities transactions                     10,172        64,034       (3,801)      (11,118)      (32,014)       (1,251)
  Net realized gain/(loss) from
    foreign currency transactions                (441)       (1,868)            --       (3,112)      (25,926)           262
  Net realized gain/(loss) from
    futures contracts                               --            --            --         (439)       (2,812)            --
  Change in net unrealized appreciation/
    (depreciation) of investments              246,903       133,925        19,907        43,585       569,104       174,276
------------------------------------------------------------------------------------------------------------------------------------
Net Gain/(Loss) on Investments                 256,634       196,091        16,106        28,916       508,352       173,287
Net Increase in Net Assets
  Resulting from Operations                  $ 258,695     $ 194,032     $  16,176     $  30,619     $ 522,437     $ 186,715
------------------------------------------------------------------------------------------------------------------------------------

                                            Janus Aspen  Janus Aspen    Janus Aspen
For the fiscal year or period                  Equity     Growth and     Flexible     Janus Aspen   Janus Aspen
ended December 31, 1998                        Income       Income        Income       High-Yield   Money Market
(all numbers in thousands)                   Portfolio    Portfolio(1)   Portfolio     Portfolio     Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Investment Income:
  Interest                                   $      22     $      24     $   6,103     $     285     $   1,759
  Dividends                                         59            13            39             3            --
  Foreign tax withheld                             (1)            --            --            --            --
------------------------------------------------------------------------------------------------------------------------------------
Total Investment Income                             80            37         6,142           288         1,759
------------------------------------------------------------------------------------------------------------------------------------
Expenses:
  Advisory fees                                     42            13           563            25            79
  Transfer agent fees and expenses                  --             2            --            --            --
  Registration fees                                  9             3             2             2             1
  System fees                                       14             7            15            12             9
  Custodian fees                                    24            24            42            21             9
  Insurance expense                                 --            --             1            --            --
  Audit fees                                        12             8             6             7             7
  Distribution fees - Retirement Shares             --            --            --            --            --
  Administrative fees - Retirement Shares           --            --            --            --            --
  Other expenses                                     3            --             4             2             4
------------------------------------------------------------------------------------------------------------------------------------
Total Expenses                                     104            57           633            69           109
Expense and Fee Offsets                             --            --           (4)            --            --
Net Expenses                                       104            57           629            69           109
Excess Expense Reimbursement                      (34)          (33)            --          (36)            --
Net Expenses After Reimbursement                    70            24           629            33           109
Net Investment Income/(Loss)                        10            13         5,513           255         1,650
------------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/
  (Loss) on Investments:
  Net realized gain/(loss) from
    securities transactions                         61         (119)           924          (50)            --
  Net realized gain/(loss) from
    foreign currency transactions                    4            --           (9)           (1)            --
  Net realized gain/(loss) from
    futures contracts                               --            --            49            --            --
  Change in net unrealized appreciation/
    (depreciation) of investments                2,297         1,005           680         (141)            --
------------------------------------------------------------------------------------------------------------------------------------
Net Gain/(Loss) on Investments                   2,362           886         1,644         (192)            --
Net Increase in Net Assets
  Resulting from Operations                  $   2,372     $     899     $   7,157     $      63     $   1,650
------------------------------------------------------------------------------------------------------------------------------------

(1) Period May 1, 1998, (inception) to December 31, 1998.

See Notes to Financial Statements.

44 and 45  Janus Aspen Series / December 31, 1998

Statements of | Assets & Liabilities

As of December 31, 1998                                Janus Aspen   Janus Aspen   Janus Aspen   Janus Aspen
(all numbers in thousands except         Janus Aspen    Aggressive     Capital    International   Worldwide    Janus Aspen
Retirement Shares outstanding and          Growth         Growth    Appreciation     Growth        Growth       Balanced
net asset value per share)                Portfolio     Portfolio     Portfolio     Portfolio     Portfolio     Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Assets:
  Investments at cost                     $  780,498    $  514,912    $   52,453    $  256,678    $2,128,952    $  698,506

  Investments at value:                   $1,101,821    $  762,128    $   72,625    $  313,205    $2,905,157    $  893,121
    Cash                                         169           174            30           118           534           176
    Receivables:
      Investments sold                         1,887        28,291            --           120         1,806           689
      Portfolio shares sold                      777            92         1,594           373         4,466         3,553
      Dividends                                  263           114             4           241         1,743           556
      Interest                                    --            --            --            --            --         4,534
    Other assets                                   1             2             1            --            --             1
    Variation margin                              --            --            --            --            --            --
  Forward currency contracts                      --           377            --            --            --            --
------------------------------------------------------------------------------------------------------------------------------------
Total Assets                               1,104,918       791,178        74,254       314,057     2,913,706       902,630
------------------------------------------------------------------------------------------------------------------------------------
Liabilities:
  Payables:
    Investments purchased                         34        10,029            --         1,806        10,379         2,288
    Portfolio shares repurchased                 712         7,736            --            20         2,426            70
    Advisory fees                                555           426            35           165         1,512           491
  Accrued expenses                                50            27            12            77           144            24
  Forward currency contracts                      --            --            --           862         3,033            --
------------------------------------------------------------------------------------------------------------------------------------
Total Liabilities                              1,351        18,218            47         2,930        17,494         2,873
Net Assets                                $1,103,567    $  772,960    $   74,207    $  311,127    $2,896,212    $  899,757
------------------------------------------------------------------------------------------------------------------------------------
Net Assets - Institutional Shares         $1,103,549    $  772,943    $   74,187    $  311,110    $2,890,375    $  882,495
  Shares Outstanding, $0.001 Par Value
    (unlimited shares authorized)             46,885        27,964         3,720        14,623        99,373        39,226
------------------------------------------------------------------------------------------------------------------------------------
  Net Asset Value Per Share               $    23.54    $    27.64    $    19.94    $    21.27    $    29.09    $    22.50
------------------------------------------------------------------------------------------------------------------------------------
Net Assets - Retirement Shares            $       18    $       17    $       20    $       17    $    5,837    $   17,262
  Shares Outstanding, $0.001 Par Value
    (unlimited shares authorized)                754           620         1,000           808       200,866       764,143
------------------------------------------------------------------------------------------------------------------------------------
  Net Asset Value Per Share               $    23.45    $    27.42    $    19.86    $    21.27    $    29.06    $    22.59
------------------------------------------------------------------------------------------------------------------------------------

As of December 31, 1998                  Janus Aspen   Janus Aspen   Janus Aspen
(all numbers in thousands except           Equity      Growth and     Flexible     Janus Aspen   Janus Aspen
Retirement Shares outstanding and          Income        Income        Income       High-Yield   Money Market
net asset value per share)                Portfolio    Portfolio(1)   Portfolio     Portfolio     Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Assets:
  Investments at cost                     $    6,503    $    5,591    $  123,991    $    3,041    $   39,357

  Investments at value:                   $    8,880    $    6,596    $  126,397    $    2,964    $   39,357
    Cash                                           5            30           539             9             1
    Receivables:
      Investments sold                             9           100           515            --            --
      Portfolio shares sold                      164            61           459            10             7
      Dividends                                    7             3            --            --            --
      Interest                                     9             1         1,878            45           228
    Other assets                                   9             7            --            --            --
    Variation margin                              --            --             3            --            --
  Forward currency contracts                      --            --            --            --            --
------------------------------------------------------------------------------------------------------------------------------------
Total Assets                                   9,083         6,798       129,791         3,028        39,593
------------------------------------------------------------------------------------------------------------------------------------
Liabilities:
  Payables:
    Investments purchased                         25           358            72            30            --
    Portfolio shares repurchased                  --            --             3            --           886
    Advisory fees                                  5             3            69             5             9
  Accrued expenses                                16            12             8             5           (3)
  Forward currency contracts                      --            --            45            --            --
------------------------------------------------------------------------------------------------------------------------------------
Total Liabilities                                 46           373           197            40           892
Net Assets                                $    9,037    $    6,425    $  129,594    $    2,988    $   38,701
------------------------------------------------------------------------------------------------------------------------------------
Net Assets - Institutional Shares         $    9,017    $    6,413    $  129,582    $    2,977    $   38,690
  Shares Outstanding, $0.001 Par Value
    (unlimited shares authorized)                465           536        10,750           274        38,690
------------------------------------------------------------------------------------------------------------------------------------
  Net Asset Value Per Share               $    19.41    $    11.96    $    12.05    $    10.85    $     1.00
------------------------------------------------------------------------------------------------------------------------------------
Net Assets - Retirement Shares            $       20    $       12    $       12    $       11    $       11
  Shares Outstanding, $0.001 Par Value
    (unlimited shares authorized)              1,013         1,000           989         1,039        10,802
------------------------------------------------------------------------------------------------------------------------------------
  Net Asset Value Per Share               $    19.28         11.94    $    12.05    $    10.84    $     1.00
------------------------------------------------------------------------------------------------------------------------------------

(1) Period May 1, 1998, (inception) to December 31, 1998.

See Notes to Financial Statements.

46 and 47  Janus Aspen Series / December 31, 1998

Statements of | Changes in Net Assets

                                                          Janus Aspen                 Janus Aspen                 Janus Aspen
                                                            Growth                 Aggressive Growth         Capital Appreciation
For the fiscal year or period ended                        Portfolio                   Portfolio                   Portfolio
December 31 (all numbers in thousands)                1998          1997          1998          1997          1998         1997(1)
------------------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                     $    2,061    $    4,350    $  (2,059)    $    (436)    $       70    $       25
  Net realized gain/(loss)
    from investment transactions                        9,731        47,939        62,166           788       (3,801)         (146)
  Change in unrealized net appreciation
    or depreciation of investments                    246,903        39,125       133,925        56,805        19,907           265
------------------------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets
  Resulting from Operations                           258,695        91,414       194,032        57,157        16,176           144
------------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                              (1,969)       (4,361)            --            --          (40)          (21)
  Dividends (in excess of net investment income)*          --            --            --            --            --            --
  Net realized gain from investment transactions*    (48,597)       (9,976)            --            --            --            --
  Distributions (in excess of realized gains)              --            --            --            --            --            --
------------------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions        (50,566)      (14,337)            --            --          (40)          (21)
------------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold
    Institutional Shares                              375,818       244,131       388,732       204,318        78,521         9,452
    Retirement Shares                                       2            10            --            10            --            10
  Reinvested dividends and distributions
    Institutional Shares                               50,565        14,337            --            --            40            21
    Retirement Shares                                       1            --            --            --            --            --
  Shares repurchased
    Institutional Shares                            (139,241)      (53,051)     (318,015)     (136,967)      (27,336)       (2,760)
    Retirement Shares                                      --            --            --            --            --            --
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from
  Capital Share Transactions                          287,145       205,427        70,717        67,361        51,225         6,723
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                 495,274       282,504       264,749       124,518        67,361         6,846
Net Assets:
  Beginning of period                                 608,293       325,789       508,211       383,693         6,846            --
------------------------------------------------------------------------------------------------------------------------------------
  End of period                                    $1,103,567    $  608,293    $  772,960    $  508,211    $   74,207    $    6,846
------------------------------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)*         $  773,002    $  485,858    $  475,254    $  404,537    $   57,948    $    6,723
  Undistributed net investment income/(loss)*             210           117           (6)            --            34             4
  Undistributed net realized gain/(loss)
    from investments*                                   9,028        47,894        50,119       (9,994)       (3,947)         (146)
  Unrealized appreciation/(depreciation)
    of investments and foreign currency               321,327        74,424       247,593       113,668        20,172           265
                                                   $1,103,567    $  608,293    $  772,960    $  508,211    $   74,207    $    6,846
Transactions in Portfolio Shares
  - Institutional Shares
  Shares sold                                          18,605        14,157        17,430        11,104         4,982           765
  Reinvested dividends and distributions                2,441           829            --            --             2             2
------------------------------------------------------------------------------------------------------------------------------------
Total                                                  21,046        14,986        17,430        11,104         4,984           767
------------------------------------------------------------------------------------------------------------------------------------
Shares Repurchased                                    (7,082)       (3,068)      (14,193)       (7,417)       (1,805)         (226)
Net Increase/(Decrease) in Portfolio Shares            13,964        11,918         3,237         3,687         3,179           541
Shares Outstanding Beginning of Period                 32,921        21,003        24,727        21,040           541            --
------------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding End of Period                       46,885        32,921        27,964        24,727         3,720           541
------------------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares
  - Retirement Shares(3)
  Shares sold                                              79           618            --           620            --         1,000
  Reinvested dividends and distributions                   40            17            --            --            --            --
------------------------------------------------------------------------------------------------------------------------------------
Total                                                     119           635            --           620            --         1,000
------------------------------------------------------------------------------------------------------------------------------------
Shares Repurchased                                         --            --            --            --            --            --
Net Increase/(Decrease) in Portfolio Shares               119           635            --           620            --         1,000
Shares Outstanding Beginning of Period                    635            --           620            --         1,000            --
------------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding End of Period                          754           635           620           620         1,000         1,000
------------------------------------------------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities:
  (excluding short-term securities)
  Purchases of securities                          $  747,926    $  713,049    $  795,996    $  583,004    $   65,706    $    6,590
  Proceeds from sales of securities                   531,213       506,228       747,773       509,947        20,828         1,165
  Purchases of long-term
    U.S. government obligations                            --            --            --            --            --            --
  Proceeds from sales of long-term
    U.S. government obligations                            --            --            --            --            --            --

                                                          Janus Aspen                Janus Aspen                  Janus Aspen
                                                      International Growth         Worldwide Growth                 Balanced
For the fiscal year or period ended                        Portfolio                  Portfolio                    Portfolio
December 31 (all numbers in thousands)                1998          1997          1998          1997          1998          1997
------------------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                     $    1,703    $      669    $   14,085    $    7,744    $   13,428    $    5,061
  Net realized gain/(loss)
    from investment transactions                     (14,669)         (148)      (60,752)        46,834         (989)       13,320
  Change in unrealized net appreciation
    or depreciation of investments                     43,585        10,109       569,104       135,768       174,276        15,763
------------------------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets
  Resulting from Operations                            30,619        10,630       522,437       190,346       186,715        34,144
------------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                              (1,573)         (645)      (15,228)       (9,330)      (13,267)       (5,104)
  Dividends (in excess of net investment income)*          --            --            --       (1,332)            --            --
  Net realized gain from investment transactions*          --          (59)            --       (8,190)      (12,240)       (1,791)
  Distributions (in excess of realized gains)         (3,097)         (161)      (69,710)            --         (987)            --
------------------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions         (4,670)         (865)      (84,938)      (18,852)      (26,494)       (6,895)
------------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold
    Institutional Shares                              265,075       185,562     1,208,930       897,983       390,880       254,907
    Retirement Shares                                       4            10         5,082           402        15,037            10
  Reinvested dividends and distributions
    Institutional Shares                                4,670           864        84,904        18,852        26,417         7,744
    Retirement Shares                                      --            --            34            --            77            --
  Shares repurchased
    Institutional Shares                            (145,673)      (62,291)     (417,023)      (94,383)      (54,219)      (12,969)
    Retirement Shares                                      --            --         (165)            --       (1,077)            --
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from
  Capital Share Transactions                          124,076       124,145       881,762       822,854       377,115       249,692
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                 150,025       133,910     1,319,261       994,348       537,336       276,941
Net Assets:
  Beginning of period                                 161,102        27,192     1,576,951       582,603       362,421        85,480
------------------------------------------------------------------------------------------------------------------------------------
  End of period                                    $  311,127    $  161,102    $2,896,212    $1,576,951    $  899,757    $  362,421
------------------------------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)*         $  273,222    $  149,136    $2,209,339    $1,327,595    $  705,836    $  328,723
  Undistributed net investment income/(loss)*             114            80           400         1,556           527           129
  Undistributed net realized gain/(loss)
    from investments*                                (17,886)         (206)      (86,790)        43,642       (1,222)        13,228
  Unrealized appreciation/(depreciation)
    of investments and foreign currency                55,677        12,092       773,263       204,158       194,616        20,341
                                                   $  311,127    $  161,102    $2,896,212    $1,576,951    $  899,757    $  362,421
Transactions in Portfolio Shares
  - Institutional Shares
  Shares sold                                          12,915        10,297        44,980        40,742        20,067        15,268
  Reinvested dividends and distributions                  212            46         2,966           819         1,279           470
------------------------------------------------------------------------------------------------------------------------------------
Total                                                  13,127        10,343        47,946        41,561        21,346        15,738
------------------------------------------------------------------------------------------------------------------------------------
Shares Repurchased                                    (7,220)       (3,357)      (15,979)       (4,123)       (2,871)         (776)
Net Increase/(Decrease) in Portfolio Shares             5,907         6,986        31,967        37,438        18,475        14,962
Shares Outstanding Beginning of Period                  8,716         1,730        67,406        29,968        20,751         5,789
------------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding End of Period                       14,623         8,716        99,373        67,406        39,226        20,751
------------------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares
  - Retirement Shares(3)
  Shares sold                                             201           595       188,749        17,245       815,403           650
  Reinvested dividends and distributions                    8             4         1,188             6         3,415            19
------------------------------------------------------------------------------------------------------------------------------------
Total                                                     209           599       189,937        17,251       818,818           669
------------------------------------------------------------------------------------------------------------------------------------
Shares Repurchased                                         --            --       (6,322)            --      (55,344)           --
Net Increase/(Decrease) in Portfolio Shares               209           599       183,615        17,251       763,474           669
Shares Outstanding Beginning of Period                    599            --        17,251            --           669            --
------------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding End of Period                          808           599       200,866        17,251       764,143           669
------------------------------------------------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities:
  (excluding short-term securities)
  Purchases of securities                          $  295,506    $  193,061    $2,082,135    $1,715,083    $  608,627    $  377,245
  Proceeds from sales of securities                   194,200        73,634     1,556,004       862,382       284,350       221,317
  Purchases of long-term
    U.S. government obligations                            --            --            --            --        76,402        70,831
  Proceeds from sales of long-term
    U.S. government obligations                            --            --            --            --        87,965        13,669

                                                          Janus Aspen         Janus Aspen           Janus Aspen
                                                         Equity Income     Growth and Income      Flexible Income
For the fiscal year or period ended                        Portfolio           Portfolio             Portfolio
December 31 (all numbers in thousands)                1998         1997(1)       1998(2)        1998          1997
------------------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                     $       10    $        3    $       13    $    5,513    $    2,522
  Net realized gain/(loss)
    from investment transactions                           65            71         (119)           964           683
  Change in unrealized net appreciation
    or depreciation of investments                      2,297            80          1005           680         1,050
------------------------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets
  Resulting from Operations                             2,372           154           899         7,157         4,255
------------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                  (9)           (2)          (11)       (5,587)       (2,372)
  Dividends (in excess of net investment income)*          --            --            --            --            --
  Net realized gain from investment transactions*        (74)            --            --         (704)         (322)
  Distributions (in excess of realized gains)              --            --            --            --            --
------------------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions            (83)           (2)          (11)       (6,291)       (2,694)
------------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold
    Institutional Shares                                6,139         3,884         6,714        84,767        35,431
    Retirement Shares                                      --            10            10            --            10
  Reinvested dividends and distributions
    Institutional Shares                                   83             2            11         6,290         2,693
    Retirement Shares                                      --            --            --             1             1
  Shares repurchased
    Institutional Shares                              (2,534)         (988)       (1,198)      (16,439)      (10,902)
    Retirement Shares                                      --            --            --            --            --
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from
  Capital Share Transactions                            3,688         2,908         5,537        74,619        27,233
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                   5,977         3,060         6,425        75,485        28,794
Net Assets:
  Beginning of period                                   3,060            --            --        54,109        25,315
------------------------------------------------------------------------------------------------------------------------------------
  End of period                                    $    9,037    $    3,060    $    6,425    $  129,594    $   54,109
------------------------------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)*         $    6,596    $    2,908    $    5,537    $  126,149    $   51,530
  Undistributed net investment income/(loss)*               5             1             2           169           208
  Undistributed net realized gain/(loss)
    from investments*                                      59            71         (119)           897           672
  Unrealized appreciation/(depreciation)
    of investments and foreign currency                 2,377            80         1,005         2,379         1,699
                                                   $    9,037    $    3,060    $    6,425    $  129,594    $   54,109
Transactions in Portfolio Shares
  - Institutional Shares
  Shares sold                                             399           301           655         6,992         3,048
  Reinvested dividends and distributions                    5            --             1           525           234
------------------------------------------------------------------------------------------------------------------------------------
Total                                                     404           301           656         7,517         3,282
------------------------------------------------------------------------------------------------------------------------------------
Shares Repurchased                                      (165)          (75)         (120)       (1,360)         (941)
Net Increase/(Decrease) in Portfolio Shares               239           226           536         6,157         2,341
Shares Outstanding Beginning of Period                    226            --            --         4,593         2,252
------------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding End of Period                          465           226           536        10,750         4,593
------------------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares
  - Retirement Shares(3)
  Shares sold                                              --         1,000         1,000            --           876
  Reinvested dividends and distributions                   13            --            --            57            56
------------------------------------------------------------------------------------------------------------------------------------
Total                                                      13         1,000         1,000            57           932
------------------------------------------------------------------------------------------------------------------------------------
Shares Repurchased                                         --            --            --            --            --
Net Increase/(Decrease) in Portfolio Shares                13         1,000         1,000            57           932
Shares Outstanding Beginning of Period                  1,000            --            --           932            --
------------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding End of Period                        1,013         1,000         1,000           989           932
------------------------------------------------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities:
  (excluding short-term securities)
  Purchases of securities                          $    7,825    $    3,560    $    5,637    $  140,772    $   46,074
  Proceeds from sales of securities                     4,252           997         1,126        93,382        31,006
  Purchases of long-term
    U.S. government obligations                            --            --            --        37,749        15,463
  Proceeds from sales of long-term
    U.S. government obligations                            --            --            --        19,499         7,755

(1)  Period May 1, 1997, (inception) to December 31, 1997.
(2)  Period May 1, 1998, (inception) to December 31, 1998.
(3) Transactions in Portfolio Shares - Retirement Shares numbers are not in thousands.
 *See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

48 and 49  Janus Aspen Series / December 31, 1998

                                                           Janus Aspen                 Janus Aspen
                                                           High-Yield                  Money Market
For the fiscal year or period ended                         Portfolio                   Portfolio
December 31 (all numbers in thousands)                 1998          1997          1998          1997
------------------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                      $     255     $     125     $   1,650     $     461
  Net realized gain/(loss) from
    investment transactions                              (51)            67            --            --
  Change in unrealized net appreciation
    or depreciation of investments                      (141)            39            --            --
------------------------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets
  Resulting from Operations                                63           231         1,650           461
------------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                (257)         (117)       (1,650)         (461)
  Dividends (in excess of net investment income)*          --            --            --            --
  Net realized gain from investment transactions*        (15)           (6)            --            --
  Distributions (in excess of realized gains)            (51)            --            --            --
------------------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions           (323)         (123)       (1,650)         (461)
------------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold
    Institutional Shares                                4,244         3,976       132,432        78,614
    Retirement Shares                                      --            10            --            10
  Reinvested dividends and distributions
    Institutional Shares                                  322           122         1,650           461
    Retirement Shares                                       1             1            --            --
  Shares repurchased
    Institutional Shares                              (4,244)       (2,075)     (110,765)      (69,807)
    Retirement Shares                                      --            --            --            --
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from
  Capital Share Transactions                              323         2,034        23,317         9,278
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                      63         2,142        23,317         9,278
Net Assets:
  Beginning of period                                   2,925           783        15,384         6,106
------------------------------------------------------------------------------------------------------------------------------------
  End of period                                     $   2,988     $   2,925     $  38,701     $  15,384
------------------------------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)*          $   3,106     $   2,783     $  38,701     $  15,384
  Undistributed net investment income/(loss)*               8            12            --            --
  Undistributed net realized gain/(loss)
    from investments*                                    (50)            66            --            --
  Unrealized appreciation/(depreciation) of
    investments and foreign currency                     (76)            64            --            --
                                                    $   2,988     $   2,925     $  38,701     $  15,384
Transactions in Portfolio Shares
  - Institutional Shares
  Shares sold                                             356           343       132,432        78,614
  Reinvested dividends and distributions                   28            11         1,650           461
------------------------------------------------------------------------------------------------------------------------------------
Total                                                     384           354       134,082        79,075
------------------------------------------------------------------------------------------------------------------------------------
Shares Repurchased                                      (357)         (179)     (110,766)      (69,807)
Net Increase/(Decrease) in Portfolio Shares                27           175        23,316         9,268
Shares Outstanding Beginning of Period                    247            72        15,374         6,106
------------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding End of Period                          274           247        38,690        15,374
------------------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares
  - Retirement Shares(1)
  Shares sold                                              --           893            --        10,000
  Reinvested dividends and distributions                   89            57           496           306
------------------------------------------------------------------------------------------------------------------------------------
Total                                                      89           950           496        10,306
------------------------------------------------------------------------------------------------------------------------------------
Shares Repurchased                                         --            --            --            --
Net Increase/(Decrease) in Portfolio Shares                89           950           496        10,306
Shares Outstanding Beginning of Period                    950            --        10,306            --
------------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding End of Period                        1,039           950        10,802        10,306
------------------------------------------------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities:
  (excluding short-term securities)
  Purchases of securities                           $   8,323     $   6,515            --            --
  Proceeds from sales of securities                     9,612         4,066            --            --
  Purchases of long-term
    U.S. government obligations                           640            24            --            --
  Proceeds from sales of long-term
    U.S. government obligations                           536            25            --            --

(1) Transactions in Portfolio Shares - Retirement Shares numbers are not in thousands.

*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

50  Janus Aspen Series / December 31, 1998

                                   Financial | Highlights - Institutional Shares

For a share outstanding throughout,                                           Janus Aspen Growth Portfolio
each fiscal year or period ended December 31                1998           1997           1996           1995           1994
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                     $    18.48     $    15.51     $    13.45     $    10.57     $    10.32
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                  .05            .15            .17            .28            .09
  Net gains/(losses) on securities
    (both realized and unrealized)                             6.36           3.34           2.29           2.90            .20
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                               6.41           3.49           2.46           3.18            .29
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)                      (.05)          (.15)          (.17)          (.30)          (.04)
  Dividends (in excess of net investment income)                 --             --             --             --             --
  Distributions (from capital gains)                         (1.30)          (.37)          (.23)             --             --
  Distributions (in excess of realized gains)                    --             --             --             --             --
  Tax return of capital                                          --             --             --             --             --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                          (1.35)          (.52)          (.40)          (.30)          (.04)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                           $    23.54     $    18.48     $    15.51     $    13.45     $    10.57
------------------------------------------------------------------------------------------------------------------------------------
Total Return*                                                35.66%         22.75%         18.45%         30.17%          2.76%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                 $1,103,549     $  608,281     $  325,789     $  126,911     $   43,549
Average Net Assets for the Period (in thousands)         $  789,454     $  477,914     $  216,125     $   77,344     $   26,464
Ratio of Gross Expenses to Average Net Assets**(1)            0.68%          0.70%          0.69%          0.78%            N/A
Ratio of Net Expenses to Average Net Assets**(1)              0.68%          0.69%          0.69%          0.76%          0.88%
Ratio of Net Investment Income to Average Net Assets**        0.26%          0.91%          1.39%          1.24%          1.45%
Portfolio Turnover Rate**                                       73%           122%            87%           185%           169%

For a share outstanding throughout                                      Janus Aspen Aggressive Growth Portfolio
each fiscal year or period ended December 31                1998           1997           1996           1995           1994
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                     $    20.55     $    18.24     $    17.08     $    13.62     $    11.80
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                   --             --             --            .24            .11
  Net gains/(losses) on securities
    (both realized and unrealized)                             7.09           2.31           1.36           3.47           1.82
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                               7.09           2.31           1.36           3.71           1.93
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)                         --             --             --          (.25)          (.11)
  Dividends (in excess of net investment income)                 --             --             --             --             --
  Distributions (from capital gains)                             --             --          (.19)             --             --
  Distributions (in excess of realized gains)                    --             --             --             --             --
  Tax return of capital                                          --             --          (.01)             --             --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                              --             --          (.20)          (.25)          (.11)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                           $    27.64     $    20.55     $    18.24     $    17.08     $    13.62
------------------------------------------------------------------------------------------------------------------------------------
Total Return*                                                34.26%         12.66%          7.95%         27.48%         16.33%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                 $  772,943     $  508,198     $  383,693     $  185,911     $   41,289
Average Net Assets for the Period (in thousands)         $  576,444     $  418,464     $  290,629     $  107,582     $   14,152
Ratio of Gross Expenses to Average Net Assets**(1)            0.75%          0.76%          0.76%          0.86%            N/A
Ratio of Net Expenses to Average Net Assets**(1)              0.75%          0.76%          0.76%          0.84%          1.05%
Ratio of Net Investment Income to Average Net Assets**      (0.36%)        (0.10%)        (0.27%)          0.58%          2.18%
Portfolio Turnover Rate**                                      132%           130%            88%           155%           259%

*Total return not annualized for periods of less than one full year. **Annualized for periods of less than one full year.
(1) See footnote #5 in Notes to Financial Statements.
N/A - Disclosure not required for prior periods.

See Notes to Financial Statements.

                                      Janus Aspen Series / December 31, 1998  51

For a share outstanding throughout              Janus Aspen Capital Appreciation Portfolio
each fiscal year or period ended December 31                1998          1997(1)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                     $    12.62     $    10.00
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                  .01            .05
  Net gains/(losses) on securities
    (both realized and unrealized)                             7.32           2.61
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                               7.33           2.66
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)                      (.01)          (.04)
  Dividends (in excess of net investment income)                 --             --
  Distributions (from capital gains)                             --             --
  Distributions (in excess of realized gains)                    --             --
  Tax return of capital                                          --             --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                           (.01)          (.04)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                           $    19.94     $    12.62
------------------------------------------------------------------------------------------------------------------------------------
Total Return*                                                58.11%         26.60%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                 $   74,187     $    6,833
Average Net Assets for the Period (in thousands)         $   25,964     $    2,632
Ratio of Gross Expenses to Average Net Assets**(3)            0.92%          1.26%
Ratio of Net Expenses to Average Net Assets**(3)              0.91%          1.25%
Ratio of Net Investment Income to Average Net Assets**        0.27%          1.43%
Portfolio Turnover Rate**                                       91%           101%

For a share outstanding throughout                                     Janus Aspen International Growth Portfolio
each fiscal year or period ended December 31                1998           1997           1996           1995         1994(2)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                     $    18.48     $    15.72     $    11.95     $     9.72     $    10.00
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                  .13            .11            .05            .09          (.09)
  Net gains/(losses) on securities
    (both realized and unrealized)                             3.07           2.80           4.06           2.16          (.19)
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                               3.20           2.91           4.11           2.25          (.28)
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)                      (.14)          (.11)          (.11)          (.02)             --
  Dividends (in excess of net investment income)                 --             --             --             --             --
  Distributions (from capital gains)                             --          (.01)          (.23)             --             --
  Distributions (in excess of realized gains)                 (.27)          (.03)             --             --             --
  Tax return of capital                                          --             --             --             --             --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                           (.41)          (.15)          (.34)          (.02)             --
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                           $    21.27     $    18.48     $    15.72     $    11.95     $     9.72
------------------------------------------------------------------------------------------------------------------------------------
Total Return*                                                17.23%         18.51%         34.71%         23.15%        (2.80%)
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                 $  311,110     $  161,091     $   27,192     $    1,608     $    1,353
Average Net Assets for the Period (in thousands)         $  234,421     $   96,164     $    7,437     $    1,792     $    1,421
Ratio of Gross Expenses to Average Net Assets**(3)            0.86%          0.96%          1.26%          2.69%            N/A
Ratio of Net Expenses to Average Net Assets**(3)              0.86%          0.96%          1.25%          2.50%          2.50%
Ratio of Net Investment Income to Average Net Assets**        0.73%          0.70%          0.62%         (.80%)        (1.30%)
Portfolio Turnover Rate**                                       93%            86%            65%           211%           275%

*Total return not annualized for periods of less than one full year. **Annualized for periods of less than one full year.
(1) Period May 1, 1997, (inception) to December 31, 1997
(2) Period May 2, 1994 (inception) to December 31, 1994
(3) See footnote #5 in Notes to Financial Statements.
N/A - Disclosure not required for prior periods.

See Notes to Financial Statements.

52  Janus Aspen Series / December 31, 1998

For a share outstanding throughout                                      Janus Aspen Worldwide Growth  Portfolio
each fiscal year or period ended December 31                1998           1997           1996           1995           1994
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                     $    23.39     $    19.44     $    15.31     $    12.07     $    11.89
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                  .16            .16            .16            .11            .04
  Net gains/(losses) on securities
    (both realized and unrealized)                             6.59           4.14           4.27           3.19            .14
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                               6.75           4.30           4.43           3.30            .18
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)                      (.18)          (.17)          (.17)          (.06)             --
  Dividends (in excess of net investment income)                 --          (.02)             --             --             --
  Distributions (from capital gains)                             --          (.16)          (.13)             --             --
  Distributions (in excess of realized gains)                 (.87)             --             --             --             --
  Tax return of capital                                          --             --             --             --             --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                          (1.05)          (.35)          (.30)          (.06)             --
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                           $    29.09     $    23.39     $    19.44     $    15.31     $    12.07
------------------------------------------------------------------------------------------------------------------------------------
Total Return*                                                28.92%         22.15%         29.04%         27.37%          1.53%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                 $2,890,375     $1,576,548     $  582,603     $  108,563     $   37,728
Average Net Assets for the Period (in thousands)         $2,217,695     $1,148,951     $  304,111     $   59,440     $   22,896
Ratio of Gross Expenses to Average Net Assets**(1)            0.72%          0.74%          0.80%          0.90%            N/A
Ratio of Net Expenses to Average Net Assets**(1)              0.72%          0.74%          0.80%          0.87%          1.18%
Ratio of Net Investment Income to Average Net Assets**        0.64%          0.67%          0.83%          0.95%          0.50%
Portfolio Turnover Rate**                                       77%            80%            62%           113%           217%

For a share outstanding throughout                                           Janus Aspen Balanced Portfolio
each fiscal year or period ended December 31                1998           1997           1996           1995           1994
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                     $    17.47     $    14.77     $    13.03     $    10.63     $    10.64
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                  .39            .34            .32            .17            .15
  Net gains/(losses) on securities
    (both realized and unrealized)                             5.51           2.89           1.81           2.45          (.06)
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                               5.90           3.23           2.13           2.62            .09
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)                      (.38)          (.35)          (.30)          (.22)          (.10)
  Dividends (in excess of net investment income)                 --             --             --             --             --
  Distributions (from capital gains)                          (.45)          (.18)          (.09)             --             --
  Distributions (in excess of realized gains)                 (.04)             --             --             --             --
  Tax return of capital                                          --             --             --             --             --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                           (.87)         (0.53)          (.39)          (.22)          (.10)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                           $    22.50     $    17.47     $    14.77     $    13.03     $    10.63
------------------------------------------------------------------------------------------------------------------------------------
Total Return*                                                34.28%         22.10%         16.18%         24.79%          0.84%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                 $  882,495     $  362,409     $   85,480     $   14,021     $    3,153
Average Net Assets for the Period (in thousands)         $  555,002     $  176,432     $   43,414     $    5,739     $    2,336
Ratio of Gross Expenses to Average Net Assets**(1)            0.74%          0.83%          0.94%          1.37%            N/A
Ratio of Net Expenses to Average Net Assets**(1)              0.74%          0.82%          0.92%          1.30%          1.57%
Ratio of Net Investment Income to Average Net Assets**        2.41%          2.87%          2.92%          2.41%          1.90%
Portfolio Turnover Rate**                                       70%           139%           103%           149%           158%

*Total return not annualized for periods of less than one full year. **Annualized for periods of less than one full year.
(1) See footnote #5 in Notes to Financial Statements.
N/A - Disclosure not required for prior periods.

                                      Janus Aspen Series / December 31, 1998  53

For a share outstanding throughout                  Janus Aspen Equity Income Portfolio
each fiscal year or period ended December 31                1998          1997(1)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                     $    13.46     $    10.00
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                  .02            .01
  Net gains/(losses) on securities
    (both realized and unrealized)                             6.16           3.46
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                               6.18           3.47
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)                      (.02)          (.01)
  Dividends (in excess of net investment income)                 --             --
  Distributions (from capital gains)                          (.21)             --
  Distributions (in excess of realized gains)                    --             --
  Tax return of capital                                          --             --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                           (.23)          (.01)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                           $    19.41     $    13.46
------------------------------------------------------------------------------------------------------------------------------------
Total Return*                                                46.24%         34.70%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                 $    9,017     $    3,047
Average Net Assets for the Period (in thousands)         $    5,629     $    1,101
Ratio of Gross Expenses to Average Net Assets**(2)            1.25%          1.25%
Ratio of Net Expenses to Average Net Assets**(2)              1.25%          1.25%
Ratio of Net Investment Income to Average Net Assets**        0.17%          0.35%
Portfolio Turnover Rate**                                       79%           128%

                                                        Janus Aspen
For a share outstanding throughout               Growth and Income Portfolio
each fiscal year or period ended December 31               1998(3)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                     $    10.00
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                  .02
  Net gains/(losses) on securities
    (both realized and unrealized)                             1.96
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                               1.98
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)                      (.02)
  Dividends (in excess of net investment income)                 --
  Distributions (from capital gains)                             --
  Distributions (in excess of realized gains)                    --
  Tax return of capital                                          --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                           (.02)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                           $    11.96
------------------------------------------------------------------------------------------------------------------------------------
Total Return*                                                19.80%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                 $    6,413
Average Net Assets for the Period (in thousands)         $    2,883
Ratio of Gross Expenses to Average Net Assets**(2)            1.25%
Ratio of Net Expenses to Average Net Assets**(2)              1.25%
Ratio of Net Investment Income to Average Net Assets**        0.66%
Portfolio Turnover Rate**                                       62%

*Total return not annualized for periods of less than one full year. **Annualized for periods of less than one full year.
(1) Period May 1, 1997, (inception) to December 31, 1997.
(2) See footnote #5 in Notes to Financial Statements.
(3) Period May 1, 1998, (inception) to December 31, 1998.

See Notes to Financial Statements.

54  Janus Aspen Series / December 31, 1998

For a share outstanding throughout                                        Janus Aspen Flexible Income Portfolio
each fiscal year or period ended December 31                 1998           1997           1996           1995           1994
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                     $    11.78     $    11.24     $    11.11     $     9.48     $     9.97
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                  .64            .67            .74            .53            .47
  Net gains/(losses) on securities
    (both realized and unrealized)                              .41            .62            .24           1.70          (.56)
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                               1.05           1.29            .98           2.23          (.09)
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)                      (.67)          (.64)          (.72)          (.60)          (.40)
  Dividends (in excess of net investment income)                 --             --             --             --             --
  Distributions (from capital gains)                          (.11)          (.11)          (.13)             --             --
  Distributions (in excess of realized gains)                    --             --             --             --             --
  Tax return of capital                                          --             --             --             --             --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                           (.78)          (.75)          (.85)          (.60)          (.40)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                           $    12.05     $    11.78     $    11.24     $    11.11     $     9.48
------------------------------------------------------------------------------------------------------------------------------------
Total Return*                                                 9.11%         11.76%          9.19%         23.86%        (0.91%)
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                 $  129,582     $   54,098     $   25,315     $   10,831     $    1,924
Average Net Assets for the Period (in thousands)         $   86,627     $   36,547     $   17,889     $    5,556     $    1,636
Ratio of Gross Expenses to Average Net Assets**(1)            0.73%          0.75%          0.84%          1.07%            N/A
Ratio of Net Expenses to Average Net Assets**(1)              0.73%          0.75%          0.83%          1.00%          1.00%
Ratio of Net Investment Income to Average Net Assets**        6.36%          6.90%          7.31%          7.46%          5.49%
Portfolio Turnover Rate**                                      145%           119%           250%           236%           234%

For a share outstanding throughout                              Janus Aspen High-Yield Portfolio
each fiscal year or period ended December 31                   1998           1997           1996(2)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                     $    11.78     $    10.83     $    10.00
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                  .87            .70            .43
  Net gains/(losses) on securities
    (both realized and unrealized)                            (.70)            .99            .80
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                .17           1.69           1.23
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)                      (.89)          (.68)          (.40)
  Dividends (in excess of net investment income)                 --             --             --
  Distributions (from capital gains)                          (.05)          (.06)             --
  Distributions (in excess of realized gains)                 (.16)             --             --
  Tax return of capital                                          --             --             --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                          (1.10)          (.74)          (.40)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                           $    10.85     $    11.78     $    10.83
------------------------------------------------------------------------------------------------------------------------------------
Total Return*                                                 1.26%         15.98%         12.40%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                 $    2,977     $    2,914     $      783
Average Net Assets for the Period (in thousands)         $    3,281     $    1,565     $      459
Ratio of Gross Expenses to Average Net Assets**(1)            1.00%          1.00%          1.01%
Ratio of Net Expenses to Average Net Assets**(1)              1.00%          1.00%          1.00%
Ratio of Net Investment Income to Average Net Assets**        7.76%          7.98%          5.74%
Portfolio Turnover Rate**                                      301%           299%           301%

*Total return not annualized for periods of less than one full year. **Annualized for periods of less than one full year.
(1) See footnote #5 in Notes to Financial Statements.
(2) Period May 1, 1996, (inception) to December 31, 1996.
N/A - Disclosure not required for prior periods.

                                      Janus Aspen Series / December 31, 1998  55

For a share outstanding throughout                                 Janus Aspen Money Market Portfolio
each fiscal year or period ended December 31                1998           1997           1996           1995(1)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                     $     1.00     $     1.00     $     1.00     $     1.00
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                  .05            .05            .05            .04
  Net gains/(losses) on securities
    (both realized and unrealized)                               --             --             --             --
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                .05            .05            .05            .04
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)                      (.05)          (.05)          (.05)          (.04)
  Dividends (in excess of net investment income)                 --             --             --             --
  Distributions (from capital gains)                             --             --             --             --
  Distributions (in excess of realized gains)                    --             --             --             --
  Tax return of capital                                          --             --             --             --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                           (.05)          (.05)          (.05)          (.04)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                           $     1.00     $     1.00     $     1.00     $     1.00
------------------------------------------------------------------------------------------------------------------------------------
Total Return*                                                 5.36%          5.17%          5.05%          3.63%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                 $   38,690     $   15,374     $    6,106     $    1,735
Average Net Assets for the Period (in thousands)         $   31,665     $    8,926     $    3,715     $    1,543
Ratio of Gross Expenses to Average Net Assets**(2)            0.34%          0.50%          0.50%          0.50%
Ratio of Net Expenses to Average Net Assets**(2)              0.34%          0.50%          0.50%          0.50%
Ratio of Net Investment Income to Average Net Assets**        5.21%          5.17%          4.93%          5.30%

*Total return not annualized for periods of less than one full year. **Annualized for periods of less than one full year.
(1) Period May 1, 1995, (inception) to December 31, 1995.
(2) See footnote #5 in Notes to Financial Statements.
N/A - Disclosure not required for prior periods.

See Notes to Financial Statements.

56  Janus Aspen Series / December 31, 1998

                                      Financial | Highlights - Retirement Shares

                                                                                              Janus Aspen
For a share outstanding throughout                     Janus Aspen Growth Portfolio   Aggressive Growth Portfolio
each fiscal year or period ended December 31                1998           1997(1)        1998           1997(1)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                     $    18.46     $    16.18     $    20.49     $    16.12
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                (.03)            .04          (.12)          (.06)
  Net gains/(losses) on securities
    (both realized and unrealized)                             6.32           2.71           7.05           4.43
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                               6.29           2.75           6.93           4.37
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)                         --          (.10)             --             --
  Distributions (from capital gains)                         (1.30)          (.37)             --             --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                          (1.30)          (.47)             --             --
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                           $    23.45     $    18.46     $    27.42     $    20.49
------------------------------------------------------------------------------------------------------------------------------------
Total Return*                                                34.99%         17.22%         33.58%         27.11%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                 $       18     $       12     $       17     $       13
Average Net Assets for the Period (in thousands)         $       13     $       11     $       14     $       11
Ratio of Gross Expenses to Average Net Assets**(2)            1.18%          1.20%          1.26%          1.32%
Ratio of Net Expenses to Average Net Assets**(2)              1.18%          1.20%          1.26%          1.32%
Ratio of Net Investment Income to Average Net Assets**      (0.23%)          0.29%        (0.86%)        (0.62%)
Portfolio Turnover Rate**                                       73%           122%           132%           130%

                                                            Janus Aspen Capital        Janus Aspen International
For a share outstanding throughout                         Appreciation Portfolio           Growth Portfolio
each fiscal year or period ended December 31                1998           1997(1)        1998           1997(1)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                     $    12.62     $    10.00     $    18.44     $    16.80
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                (.04)            .12            .05            .04
  Net gains/(losses) on securities
    (both realized and unrealized)                             7.28           2.50           3.07           1.73
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                               7.24           2.62           3.12           1.77
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)                         --             --          (.01)          (.09)
  Distributions (from capital gains)                             --             --          (.28)          (.04)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                              --             --          (.29)          (.13)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                           $    19.86     $    12.62     $    21.27     $    18.44
------------------------------------------------------------------------------------------------------------------------------------
Total Return*                                                57.37%         26.20%         16.86%         10.53%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                 $       20     $       13     $       17     $       11
Average Net Assets for the Period (in thousands)         $       15     $       12     $       13     $       11
Ratio of Gross Expenses to Average Net Assets**(2)            1.44%          1.73%          1.35%          1.45%
Ratio of Net Expenses to Average Net Assets**(2)              1.44%          1.73%          1.35%          1.45%
Ratio of Net Investment Income to Average Net Assets**      (0.25%)          1.55%          0.26%          0.26%
Portfolio Turnover Rate**                                       91%           101%            93%            86%

*Total return not annualized for periods of less than one full year. **Annualized for periods of less than one full year.
(1) Period May 1, 1997, (inception) to December 31, 1997.
(2) See footnote #5 in Notes to Financial Statements.

See Notes to Financial Statements.

                                      Janus Aspen Series / December 31, 1998  57

                                                           Janus Aspen Worldwide              Janus Aspen
For a share outstanding throughout                            Growth Portfolio             Balanced Portfolio
each fiscal year or period ended December 31                1998           1997(1)        1998           1997(1)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                     $    23.36     $    20.72     $    17.47     $    15.38
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                  .02            .14            .21            .27
  Net gains/(losses) on securities
    (both realized and unrealized)                             6.57           2.80           5.58           2.30
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                               6.59           2.94           5.79           2.57
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)                      (.02)          (.14)          (.18)          (.30)
  Distributions (from capital gains)                          (.87)          (.16)          (.49)          (.18)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                           (.89)          (.30)          (.67)          (.48)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                           $    29.06     $    23.36     $    22.59     $    17.47
------------------------------------------------------------------------------------------------------------------------------------
Total Return*                                                28.25%         14.22%         33.59%         16.92%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                 $    5,837     $      403     $   17,262     $       12
Average Net Assets for the Period (in thousands)         $    1,742     $       11     $    3,650     $       11
Ratio of Gross Expenses to Average Net Assets**(2)            1.22%          1.26%          1.24%          1.32%
Ratio of Net Expenses to Average Net Assets**(2)              1.22%          1.26%          1.24%          1.32%
Ratio of Net Investment Income to Average Net Assets**      (0.02%)          0.16%          2.04%          2.38%
Portfolio Turnover Rate**                                       77%            80%            70%           139%

                                                                                      Janus Aspen
                                                         Janus Aspen Equity Income  Growth and Income
For a share outstanding throughout                               Portfolio              Portfolio
each fiscal year or period ended December 31                1998           1997(1)        1998(3)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                     $    13.42     $    10.00     $    10.00
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                (.05)            .01            .01
  Net gains/(losses) on securities
    (both realized and unrealized)                             6.12           3.41           1.93
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                               6.07           3.42           1.94
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)                         --             --             --
  Distributions (from capital gains)                          (.21)             --             --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                           (.21)             --             --
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                           $    19.28     $    13.42     $    11.94
------------------------------------------------------------------------------------------------------------------------------------
Total Return*                                                45.55%         34.20%         19.40%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                 $       20     $       13     $       12
Average Net Assets for the Period (in thousands)         $       16     $       12     $       10
Ratio of Gross Expenses to Average Net Assets**(2)            1.75%          1.74%          1.72%
Ratio of Net Expenses to Average Net Assets**(2)              1.75%          1.74%          1.72%
Ratio of Net Investment Income to Average Net Assets**      (0.33)%          0.07%          0.21%
Portfolio Turnover Rate**                                       79%           128%            62%

*Total return not annualized for periods of less than one full year. **Annualized for periods of less than one full year.
(1) Period May 1, 1997, (inception) to December 31, 1997.
(2) See footnote #5 in Notes to Financial Statements.
(3) Period May 1, 1998, (inception) to December 31, 1998

See Notes to Financial Statements

58  Janus Aspen Series / December 31, 1998

                                                        Janus Aspen Flexible Income           Janus Aspen
For a share outstanding throughout                               Portfolio                High-Yield Portfolio
each fiscal year or period ended December 31                1998           1997(1)        1998           1997(1)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                     $    11.77     $    11.41     $    11.78     $    11.19
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                  .73            .50            .87            .59
  Net gains/(losses) on securities
    (both realized and unrealized)                              .27            .58          (.77)            .71
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                               1.00           1.08            .10           1.30
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)                      (.61)          (.61)          (.83)          (.65)
  Distributions (from capital gains)                          (.11)          (.11)          (.21)          (.06)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                           (.72)          (.72)         (1.04)          (.71)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                           $    12.05     $    11.77     $    10.84     $    11.78
------------------------------------------------------------------------------------------------------------------------------------
Total Return*                                                 8.58%          9.73%          0.67%         11.96%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                 $       12     $       11     $       11     $       11
Average Net Assets for the Period (in thousands)         $       11     $       10     $       12     $       11
Ratio of Gross Expenses to Average Net Assets**(2)            1.24%          1.23%          1.50%          1.50%
Ratio of Net Expenses to Average Net Assets**(2)              1.23%          1.23%          1.50%          1.50%
Ratio of Net Investment Income to Average Net Assets**        5.92%          6.39%          7.33%          7.42%
Portfolio Turnover Rate**                                      145%           119%           301%           299%

                                                             Janus Aspen Money
For a share outstanding throughout                            Market Portfolio
each fiscal year or period ended December 31                1998           1997(1)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                     $     1.00     $     1.00
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                  .05            .03
  Net gains/(losses) on securities
    (both realized and unrealized)                               --             --
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                .05            .03
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)                      (.05)          (.03)
  Distributions (from capital gains)                             --             --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                           (.05)          (.03)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                           $     1.00     $     1.00
------------------------------------------------------------------------------------------------------------------------------------
Total Return*                                                 4.85%          3.13%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                 $       11     $       10
Average Net Assets for the Period (in thousands)         $       10     $       10
Ratio of Gross Expenses to Average Net Assets**(2)            0.84%          1.00%
Ratio of Net Expenses to Average Net Assets**(2)              0.84%          1.00%
Ratio of Net Investment Income to Average Net Assets**        4.74%          4.66%

*Total return not annualized for periods of less than one full year. **Annualized for periods of less than one full year.
(1) Period May 1, 1997, (inception) to December 31, 1997.
(2) See footnote #5 in Notes to Financial Statements.
N/A - Disclosure not required for prior periods.

                                      Janus Aspen Series / December 31, 1998  59

Notes to | Schedules of Investments

ADR - American Depository Receipt

CAD - Canadian Dollar

DEM - German Deutschemark

GDR - Global Depository Receipt

 * Non-income-producing security

** A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts and/or forward currency contracts.

+ Securities are registered pursuant to Rule 144A and may be deemed to be restricted for resale.

1) Variable Rate Notes. The interest rate, which is based on specific, or an index of, market interest rates, is subject to change. Rates in the security description are as of December 31, 1998.

2) Money market funds may hold securities with stated maturities of greater than 397 days when those securities have features that allow a fund to "put" back the security to the issuer or to a third party within 397 days of acquisition. The maturity dates shown in the security descriptions are the stated maturity dates.

3) Repurchase Agreements held by a Portfolio are fully collateralized, and such collateral is in the possession of the Portfolio's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

60  Janus Aspen Series / December 31, 1998

                                                 Notes to | Financial Statements

The following section describes the organization and significant accounting policies of the Portfolios and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes explain how the Portfolios operate and the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

   Janus Aspen Series (the "Trust") was organized as a Delaware Trust on May 20, 1993, and is registered under the Investment Company Act of 1940 (the "1940 Act") as a no-load, open-end management investment company. The Trust offers 11 Portfolios or series of shares with differing investment objectives and policies. Eight Portfolios invest primarily in equity securities: Janus Aspen Growth Portfolio, Janus Aspen Aggressive Growth Portfolio, Janus Aspen Capital Appreciation Portfolio, Janus Aspen International Growth Portfolio, Janus Aspen Worldwide Growth Portfolio, Janus Aspen Balanced Portfolio, Janus Aspen Equity Income Portfolio, and Janus Aspen Growth and Income Portfolio. Two Portfolios invest primarily in income-producing securities: Janus Aspen Flexible Income Portfolio and Janus Aspen High-Yield Portfolio. Janus Aspen Money Market Portfolio invests in short-term money market securities. Each Portfolio is diversified as defined in the 1940 Act, with the exception of the Aggressive Growth Portfolio and Capital Appreciation Portfolio, which are nondiversified.

   Institutional Shares of the Trust are issued and redeemed only in connection with investment in and payments under variable annuity contracts and variable life insurance contracts (collectively "variable insurance contracts"), as well as certain qualified retirement plans. Effective May 1, 1997, the Trust issued a new class of shares, the Retirement Shares. Retirement Shares of the Trust are issued and redeemed only in connection with certain qualified retirement plans. Janus Capital invested $10,000 of initial seed capital in the Retirement Shares of each Portfolio.

   Effective May 1, 1998, the Trust issued one new series of shares, the Janus Aspen Growth and Income Portfolio. Janus Capital invested $10,000 of initial seed capital in each class of the Portfolio.

   The following accounting policies have been consistently followed by the Trust and are in conformity with accounting principles generally accepted in the investment company industry.

   INVESTMENT VALUATION
   Securities are valued at the closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers making a market for such securities or by a pricing service approved by the Trustees. Short-term investments maturing within 60 days and all money market securities in the Money Market Portfolio are valued at amortized cost, which approximates market value. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. When market quotations are not readily available, securities are valued at fair value as determined in good faith under procedures established by the Trustees.

   INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
   Investment transactions are accounted for as of the date purchased or sold. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

   FORWARD CURRENCY TRANSACTIONS AND FUTURES CONTRACTS
   The Portfolios enter into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sales commitments denominated in foreign currencies. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing such contract is included in net realized gain or loss on foreign currency transactions. Forward currency contracts held by the Portfolios are fully covered by other securities, in possession at the Portfolio's custodian, which are denoted in the accompanying Schedule of Investments. The market value of these securities is evaluated daily to ensure that it is equal to or exceeds the current market value of the corresponding forward currency contract.

   Currency gain and loss are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

                                      Janus Aspen Series / December 31, 1998  61

   Futures contracts are marked to market daily, and the variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally, open forward and futures contracts are marked to market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end.

   Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including: currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

   The Portfolios may enter into futures contracts and options on securities, financial indexes and foreign currencies, forward contracts and interest-rate swaps and swap-related products. The Portfolios intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts and options may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

   ADDITIONAL INVESTMENT RISK
   A portion of the Flexible Income and High-Yield Portfolios may be invested in lower-rated debt securities that have a higher risk of default or loss of value because of changes in the economy or in their respective industry.

   ESTIMATES
   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

   DIVIDEND DISTRIBUTIONS AND EXPENSES
   Each Portfolio, except the Money Market Portfolio, makes semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains, if any. The Money Market Portfolio makes daily distributions of its income. All dividends and capital gains distributions from a Portfolio will be automatically reinvested into additional shares of that Portfolio.

   Each Portfolio bears expenses incurred specifically on its behalf as well as a portion of general expenses based generally on the relative net assets of each Portfolio.

   FEDERAL INCOME TAXES
   No provision for income taxes is included in the accompanying financial statements as the Portfolios intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with the Internal Revenue Code applicable to regulated investment companies.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

   Investment advisory fees for each of the eight equity Portfolios are payable to Janus Capital based upon annual rates of .75% of the first $300 million of average net assets, .70% of the next $200 million of average net assets, and .65% of the average net assets in excess of $500 million. However, Janus Capital has voluntarily agreed to reduce each equity Portfolio's advisory fee to the extent that such fee exceeds the effective rate of the Janus retail fund corresponding to such Portfolio. The effective rate is the advisory fee calculated by the corresponding retail fund as of the last day of each calendar quarter (expressed as an annual rate). Janus Aspen Growth Portfolio, Janus Aspen Aggressive Growth Portfolio, Janus Aspen Capital Appreciation Portfolio, Janus Aspen International Growth Portfolio, Janus Aspen Worldwide Growth Portfolio, Janus Aspen Balanced Portfolio, Janus Aspen Equity Income Portfolio, and Janus Aspen Growth and Income Portfolio advisory fees are reduced to the effective rates of Janus Fund, Janus Enterprise Fund, Janus Olympus Fund, Janus Overseas Fund, Janus Worldwide Fund, Janus Balanced Fund, Janus Equity Income Fund and Janus Growth and Income Fund, respectively. The effective rate for each Portfolio for the period ended December 31, 1998, was .65%, .71%, .68%, .66%, .65%, .69%, .74%, and .66%, respectively. The
   Flexible Income Portfolio is subject to advisory fees payable to Janus Capital based upon annual rates of .65% of the first $300 million of average net assets plus .55% of average net assets in excess of $300 million. The High-Yield Portfolio's advisory fee rate is payable at rates of .75% of the first $300 million of average net assets plus .65% of average net assets in excess of $300 million. The Money Market Portfolio's advisory fee rate is .25% of average net assets. For additional information on the specific fees for the Retirement Shares, please refer to note 4 of the financial statements.

62  Janus Aspen Series / December 31, 1998

   Janus Capital has agreed to reduce its fee to the extent normal operating expenses exceed 1% of the average net assets of the Flexible Income and High-Yield Portfolios and .50% of the average net assets of the Money Market Portfolio for a fiscal year.

   Janus Capital may terminate any of these fee waivers or reductions on at least 90 days' notice to the Trustees. The participant administration fee and distribution fee applicable to the Retirement Shares are not included in these expense limits.

   Until at least May 1, 1999, Janus Capital has also agreed to reduce its fee to the extent that normal operating expenses exceed 1.25% of the average net assets of the Equity Income and Growth and Income Portfolios. The participant administration fee and distribution fee applicable to the Retirement Shares are not included in this expense limit.

   Officers and certain trustees of the Trust are also officers and/or directors of Janus Capital; however, they receive no compensation from the Trust.

   DST Systems, Inc. (DST), an affiliate of Janus Capital through a degree of common ownership, provides accounting systems to the Portfolios. DST Securities, Inc., a wholly owned subsidiary of DST, provides brokerage services on certain portfolio transactions. Brokerage commissions paid to DST Securities, Inc. serve to reduce fees and expenses. Brokerage commissions paid, fees reduced and the net fees paid to DST for the period ended December 31, 1998, are noted below:

                                              DST Securities, Inc.  Portfolio Expense      DST Systems
Portfolio                                      Commissions Paid*       Reduction*             Costs
------------------------------------------------------------------------------------------------------
Janus Aspen Growth Portfolio                         $6,937              $5,203              $11,354
Janus Aspen Aggressive Growth Portfolio               9,626               7,219               10,858
Janus Aspen Capital Appreciation Portfolio               --                  --               10,647
Janus Aspen International Growth Portfolio               --                  --               13,976
Janus Aspen Worldwide Growth Portfolio                   --                  --               20,260
Janus Aspen Balanced Portfolio                           --                  --               17,181
Janus Aspen Equity Income Portfolio                       7                   6                9,671
Janus Aspen Growth and Income Portfolio                  --                  --                5,305
Janus Aspen Flexible Income Portfolio                    --                  --               12,101
Janus Aspen High-Yield Portfolio                         --                  --               11,049
Janus Aspen Money Market Portfolio                       --                  --               11,323
------------------------------------------------------------------------------------------------------

*The difference between commissions paid to DST Securities, Inc. and expenses reduced constituted commissions paid to an unaffiliated clearing broker.

                                      Janus Aspen Series / December 31, 1998  63

3. FEDERAL INCOME TAX

   Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses and capital loss carryforwards. Permanent items identified in the period ended December 31, 1998, have been reclassified among the components of net assets as follows:

                                               Undistributed    Undistributed
                                               Net Investment    Net Realized        Paid-In
Portfolio                                          Income      Gains and Losses      Capital
---------------------------------------------------------------------------------------------
Janus Aspen Growth Portfolio                    $       723       ($     188)       ($  535)
Janus Aspen Aggressive Growth Portfolio           2,052,294       (2,052,294)             --
Janus Aspen Capital Appreciation Portfolio               --                --             --
Janus Aspen International Growth Portfolio         (97,537)            87,314         10,223
Janus Aspen Worldwide Growth Portfolio             (13,914)            30,816       (16,902)
Janus Aspen Balanced Portfolio                      237,457         (234,881)        (2,576)
Janus Aspen Equity Income Portfolio                   2,963           (2,963)             --
Janus Aspen Growth and Income Portfolio                   5               (5)             --
Janus Aspen Flexible Income Portfolio                35,484          (35,453)           (31)
Janus Aspen High-Yield Portfolio                      (811)               811             --
Janus Aspen Money Market Portfolio                       --                --             --
---------------------------------------------------------------------------------------------

The Portfolios have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code. As of December 31, 1998, the net capital loss carryovers noted below are available to offset future realized capital gains and thereby reduce future taxable gains distributions. These carryovers expire between December 31, 2005, and December 31, 2006. In 1998, the Portfolios noted below incurred "post-October" losses during the period from November 1 through December 31, 1998. These losses will be deferred for tax purposes and recognized in 1999.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investments for federal income tax purposes as of December 31, 1998, are also noted below.

                                       Net Capital Loss   Post-October   Federal Tax    Unrealized    Unrealized   Net Appreciation/
Portfolio                                 Carryovers         Losses           Cost     Appreciation (Depreciation)  (Depreciation)
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Growth Portfolio                       --             --   $  780,498,251  $330,622,745  ($9,299,692)   $ 321,323,053
Janus Aspen Aggressive Growth Portfolio            --   ($    6,411)      516,465,352   248,870,051   (3,207,066)     245,662,985
Janus Aspen Capital
  Appreciation Portfolio                ($ 3,876,042)       (71,212)       52,452,959    20,215,922      (43,399)      20,172,523
Janus Aspen International
  Growth Portfolio                       (16,186,634)    (1,812,383)      257,366,821    61,858,909   (6,020,359)      55,838,550
Janus Aspen Worldwide Growth Portfolio   (71,839,828)   (12,508,850)    2,134,486,640   802,344,152  (31,673,554)     770,670,598
Janus Aspen Balanced Portfolio            (1,222,295)             --      698,505,667   200,644,127   (6,028,647)     194,615,480
Janus Aspen Equity Income Portfolio                --          (419)        6,503,109     2,453,086      (75,850)       2,377,236
Janus Aspen Growth and Income Portfolio      (94,424)             --        5,615,638     1,043,873      (63,953)         979,920
Janus Aspen Flexible Income Portfolio              --       (55,806)      124,036,913     3,696,489   (1,336,500)       2,359,989
Janus Aspen High-Yield Portfolio             (13,866)       (36,298)        3,040,840        23,053      (99,785)        (76,732)
Janus Aspen Money Market Portfolio                 --             --       39,356,790            --            --              --
------------------------------------------------------------------------------------------------------------------------------------

Janus Aspen International Growth and Janus Aspen Worldwide Growth have elected to pass through to shareholders foreign taxes under Section 853. Foreign taxes paid and foreign source income for the Portfolios making the election are as folllows:

                                            Foreign        Foreign
Portfolio                                 Taxes Paid    Source Income
--------------------------------------------------------------------------------
Janus Aspen
 International Growth Portfolio           $  307,479     $ 1,259,751
Janus Aspen
 Worldwide Growth Portfolio               $2,534,346     $10,477,564
--------------------------------------------------------------------------------

64  Janus Aspen Series / December 31, 1998

4. EXPENSES

   The Portfolios' expenses may be reduced through expense reduction arrangements. Those arrangements include the use of broker commissions paid to DST Securities, Inc. and uninvested cash balances earning interest with the Portfolios' custodian. The Statements of Operations reflect the total expenses before any offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offset (gross expense ratio) and after expense offsets (net expense ratio).

   Janus Aspen Series Retirement Shares incur a pro rata share of operating expenses. In addition, the Retirement Shares pay a distribution fee of up to .25% of average net assets and a participant administration fee of up to .25% of average net assets.


5. EXPENSE RATIOS

   Listed below are the gross expense ratios for the various Portfolios that would be in effect, absent the waiver of certain fees and/or voluntary reduction of the adviser's fee to the effective rate of the corresponding Janus retail fund. Expense ratios are annualized for all periods less than one year.

                                                           Institutional Shares                    Retirement Shares
Portfolio                                    1998       1997       1996       1995       1994       1998      1997(2)
---------------------------------------------------------------------------------------------------------------------
Janus Aspen Growth Portfolio                 0.75%      0.78%      0.83%      0.98%      1.23%      1.28%      1.28%
Janus Aspen Aggressive Growth Portfolio      0.75%      0.78%      0.83%      0.93%      1.14%      1.29%      1.34%
Janus Aspen Capital Appreciation Portfolio   0.97%      2.19%(2)     N/A        N/A        N/A      1.49%      2.66%
Janus Aspen International Growth Portfolio   0.95%      1.08%      2.21%      3.57%      4.67%(5)   1.44%      1.57%
Janus Aspen Worldwide Growth Portfolio       0.74%      0.81%      0.91%      1.09%      1.49%      1.32%      1.32%
Janus Aspen Balanced Portfolio               0.74%      0.83%      1.07%      1.55%      1.74%      1.29%      1.33%
Janus Aspen Equity Income Portfolio          1.86%      5.75%(2)     N/A        N/A        N/A      2.36%      6.19%
Janus Aspen Growth and Income Portfolio      3.06%(1)     N/A        N/A        N/A        N/A      3.53%(1)     N/A
Janus Aspen Flexible Income Portfolio        0.73%      0.75%      0.84%      1.07%      1.35%      1.24%      1.23%
Janus Aspen High-Yield Portfolio             2.11%      3.27%      6.29%(3)     N/A        N/A      2.61%      3.42%
Janus Aspen Money Market Portfolio           0.34%      0.55%      0.78%      1.07%(4)     N/A      0.84%      1.10%
---------------------------------------------------------------------------------------------------------------------

(1) Period May 1, 1998, (inception) to December 31, 1998.
(2) Period May 1, 1997, (inception) to December 31, 1997.
(3) Period May 1, 1996, (inception) to December 31, 1996.
(4) Period May 1, 1995, (inception) to December 31, 1995.
(5) Period May 2, 1994, (inception) to December 31, 1994.

                                      Janus Aspen Series / December 31, 1998  65

Explanations of | Charts, Tables and Financial Statements

1. PERFORMANCE OVERVIEWS

   Performance overview graphs on the previous pages compare the performance of a $10,000 investment in Institutional Shares of each Portfolio (from inception) to one or more widely used market indexes through December 31, 1998.

   When comparing the performance of a Portfolio with an index, keep in mind that market indexes do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Portfolio invested in the index.

   Average annual total returns are also quoted for each class of Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period.

2. SCHEDULES OF INVESTMENTS

   Following the performance overview section is each Portfolio's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. government obligations, etc.) and by industry classification (banking, communications, insurance, etc.).

   The market value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

   Portfolios that invest in foreign securities also provide a summary of investments by country. This summary reports the Portfolio's exposure to different countries by providing the percentage of securities invested in each country.

2A. FORWARD CURRENCY CONTRACTS

   A table listing forward currency contracts follows each Portfolio's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio's long-term holdings.

   The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

3. STATEMENT OF OPERATIONS

   This statement details the Portfolios' income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

   The first section in this statement, titled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

   The next section reports the expenses and expense offsets incurred by the Portfolios, including the advisory fee paid to the investment adviser, transfer agent fees, shareholder servicing expenses, and printing and postage for mailing statements, financial reports and prospectuses.

   The last section lists the increase or decrease in the value of securities held in the Portfolios. Portfolios realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolios during the period. "Net Gain/(Loss) on Investments" is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

66  Janus Aspen Series / December 31, 1998

4. STATEMENT OF ASSETS AND LIABILITIES

   This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Portfolios on the last day of the reporting period.

   The Portfolios' assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned, and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolios' liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as forward currency contracts.

   The last line of this statement reports the net asset value (NAV) per share on the last day of the reporting period for each class of the Portfolio. The NAV is calculated by dividing the Portfolios' net assets (assets minus liabilities) by the number of shares outstanding.

5. STATEMENT OF CHANGES IN NET ASSETS

   This statement reports the increase or decrease in the Portfolios' net assets during the reporting period. Changes in the Portfolios' net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolios' net asset size to change during the period.

   The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolios' investment performance. The Portfolios' net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolios' net assets will not be affected. If you compare each Portfolio's "Net Decrease from

   Dividends and Distributions" to the "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on each Portfolio's net assets. This is because the majority of Janus investors reinvest their distributions.

   The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Portfolios through purchases or withdrawal via redemptions. Each Portfolio's net assets will increase and decrease in value as investors purchase and redeem shares from a Portfolio.

   The section entitled "Net Assets Consist of" breaks down the components of the Portfolios' net assets. Because Portfolios must distribute substantially all earnings, you'll notice that a significant portion of net assets is shareholder capital.

                                      Janus Aspen Series / December 31, 1998  67

6. FINANCIAL HIGHLIGHTS

   This schedule provides a per-share breakdown of the components that affect the net asset value (NAV) for current and past reporting periods for each class of the Portfolio. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

   The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolios. Following is the total of gains, realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period.

   Also included are the expense ratios, or the percentage of net assets that was used to cover operating expenses during the period. Expense ratios vary across the Portfolios for a number of reasons, including the differences in management fees, average shareholder account size, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

   The Portfolios' expenses may be reduced through expense-reduction arrangements. These arrangements include the use of brokerage commissions, uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses both prior to any expense offset and after the offsets.

   Expense   ratios  prior  to  any  expense   offset  are  part  of  disclosure
   requirements imposed in 1996. Years prior to 1995 do not reflect this information.

   The ratio of net investment income summarizes the income earned divided by the average net assets of a Portfolio during the reporting period. Don't confuse this ratio with a Portfolio's yield. The net investment income ratio is not a true measure of a Portfolio's yield because it doesn't take into account the dividends distributed to the Portfolio's investors.

   The next ratio is the portfolio turnover rate, which measures the buying and selling activity in a Portfolio. Portfolio turnover is affected by market conditions, changes in the size of a Portfolio, the nature of the Portfolio's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire Portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the Portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the Portfolio is sold every six months.

68  Janus Aspen Series / December 31, 1998

                                             Report of | Independent Accountants

To the Trustees and Shareholders
of Janus Aspen Series

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen Growth Portfolio, Janus Aspen Aggressive Growth Portfolio, Janus Aspen Capital Appreciation Portfolio, Janus Aspen International Growth Portfolio, Janus Aspen Worldwide Growth Portfolio, Janus Aspen Balanced Portfolio, Janus Aspen Equity Income Portfolio, Janus Aspen Growth and Income Portfolio, Janus Aspen Flexible Income Portfolio, Janus Aspen High-Yield Portfolio, and Janus Aspen Money Market Portfolio (constituting the Janus Aspen Series, hereafter referred to as the "Portfolios") at December 31, 1998, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

/s/ PricewaterhouseCoopers LLP

Denver, Colorado
February 3, 1999

                                        Euro-Conversion | Discussion (unaudited)

On January 1, 1999, eleven European countries were converted to a common currency: Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, Netherlands, Portugal, and Spain. Investments traded in the markets of these countries are denominated in the new currency, referred to as the "Euro." Conversion to the Euro may present certain risks to investments of the Funds held in one of the currencies that is being replaced. Janus Capital, however, does not believe that the conversion will have a material impact on the Portfolios' investments.

                                              Year 2000 | Discussion (unaudited)

Preparing for Year 2000 is a high priority for Janus Capital, which has established a dedicated group to address this issue. Janus Capital has devoted considerable internal resources and has engaged one of the foremost experts in the field to help achieve Year 2000 readiness. Janus Capital does not anticipate that Year 2000-related issues will have a material impact on its ability to continue to provide the Portfolios with service at current levels; however, Janus Capital cannot make any assurances that the steps it has taken to ensure Year 2000 readiness will be successful. In addition, there can be no assurance that Year 2000 issues will not affect the companies in which the Portfolios invest or worldwide markets and economies.

                                      Janus Aspen Series / December 31, 1998  69